Exhibit 10.5

                              AMENDED AND RESTATED
                          INTERCONNECTION AND OPERATING
                                    AGREEMENT

                                     Between

                       VIRGINIA ELECTRIC AND POWER COMPANY

                                       and

                        OLD DOMINION ELECTRIC COOPERATIVE

                           Dated: As of July 29, 1997

                                TABLE OF CONTENTS

ARTICLE I - DEFINITIONS......................................................

   1.01 Agreement............................................................

   1.02 Alternate Power Source...............................................

   1.03 Annual Fuel Adjustment Factor........................................

   1.04 Capability...........................................................

   1.05 Clover Agreements....................................................

   1.06 Clover Facilities....................................................

   1.07 Clover Operating Agreement...........................................

   1.08 Clover Ownership Interest............................................

   1.09 Clover Purchase, Construction and Ownership Agreement................

   1.10 Combined Electric Systems............................................

   1.11 Combined System Annual Peak Demand...................................

   1.12 Combined System Loss Percentage......................................

   1.13 Combined System Monthly Capability...................................

   1.14 Combined System Monthly Peak Demand..................................

   1.15 Common Facilities....................................................

   1.16 Displacement Peaking Energy..........................................

   1.17 Displacement Reserve Energy..........................................

   1.18 Displacement Supplemental Energy.....................................

   1.19 Effective Date.......................................................

   1.20 Events of Default....................................................

   1.21 Excluded Peaking Capacity............................................

   1.22 Excluded Peaking Energy..............................................

   1.23 Excluded Supplemental Capacity.......................................

   1.24 Excluded Supplemental Energy.........................................

   1.25 Executive Committee..................................................

   1.26 FERC.................................................................

   1.27 Fixed Monthly A&G Fee................................................

   1.28 Holidays.............................................................

   1.29 Interconnected Systems...............................................

   1.30 Interconnection Points...............................................

   1.31 Interest Rates.......................................................

   1.32 Major Spare Parts....................................................

   1.33 Market Price.........................................................

   1.34 Monthly Peaking Energy Charge........................................

   1.35 Monthly Reserve Energy Charge........................................

   1.36 Monthly Supplemental Demand Charge...................................

   1.37 Monthly Supplemental Energy Charge...................................

   1.38 Network Operating Agreement..........................................

   1.39 North Anna A&G Costs.................................................

   1.40 North Anna Facilities................................................

   1.41 North Anna Nuclear Power Station.....................................

   1.42 North Anna Operating Committee.......................................

   1.43 North Anna Unit 1....................................................

   1.44 North Anna Unit 2....................................................

   1.45 North Anna Unit(s)...................................................

   1.46 Nuclear Fuel.........................................................

   1.47 Nuclear Fuel Agreement...............................................

   1.48 Off-Peak Hours.......................................................

   1.49 Old Dominion.........................................................

   1.50 Old Dominion Generation Resources....................................

   1.51 Old Dominion Members.................................................

   1.52 Old Dominion Monthly Accredited Firm Capacity........................

   1.53 Old Dominion Monthly Accredited Firm Energy..........................

   1.54 Old Dominion Monthly Accredited Non-firm Capacity....................

   1.55 Old Dominion Monthly Accredited Non-firm Energy......................

   1.56 Old Dominion Monthly Billing Demand..................................

   1.57 Old Dominion Monthly Billing Energy..................................

   1.58 Old Dominion Monthly Clover Capacity.................................

   1.59 Old Dominion Monthly Delivered Demand................................

   1.60 Old Dominion Monthly Delivered Energy................................

   1.61 Old Dominion Monthly Delivered SEPA Capacity.........................

   1.62 Old Dominion Monthly Delivered SEPA Energy...........................

   1.63 Old Dominion Monthly Demand..........................................

   1.64 Old Dominion Monthly Energy..........................................

   1.65 Old Dominion Monthly Maximum Diversified Demand......................

   1.66 Old Dominion Monthly North Anna Capacity.............................

   1.67 Old Dominion Monthly North Anna Energy...............................

   1.68 Old Dominion Monthly Reserve Energy..................................

   1.69 Old Dominion Monthly Supplemental Demand.............................

   1.70 Old Dominion Monthly Supplemental Energy.............................

   1.71 Old Dominion's North Anna Percentage Ownership Interest..............

   1.72 Old Dominion Reserve Capacity........................................

   1.73 Old Dominion System..................................................

   1.74 On-Peak Hours........................................................

   1.75 Open Access Transmission Tariff......................................

   1.76 Operating Inventory..................................................

   1.77 Parties..............................................................

   1.78 Peaking Capacity.....................................................

   1.79 Peaking Capacity Charge..............................................

   1.80 Peaking Energy.......................................................

   1.81 Planning and Administration Committee................................

   1.82 Prudent Utility Practices............................................

   1.83 Purchase, Construction and Ownership Agreement.......................

   1.84 Reserve Capacity Charge..............................................

   1.85 RUS..................................................................

   1.86 SEPA.................................................................

   1.87 Support Facilities...................................................

   1.88 System Reserve Margin................................................

   1.89 Transmission Service Agreement.......................................

   1.90 Virginia Power.......................................................

   1.91 Virginia Power System................................................

   1.92 Wholesale Power Contracts............................................

ARTICLE II - NORTH ANNA OPERATING COMMITTEE..................................

   2.01 North Anna Operating Committee.......................................

   2.02 Meetings and Voting Rights...........................................

   2.03 Duties of Operating Committee........................................

   2.04 Expenses of Operating Committee......................................

   2.05 Resolution of Disputes...............................................

ARTICLE III - PLANNING AND ADMINISTRATION....................................

   3.01 Planning and Administration Committee................................

   3.02 Meetings.............................................................

   3.03 Duties of the Planning and Administration Committee..................

   3.04 Future Transmission Planning.........................................

   3.05 Exchange of Information..............................................

   3.06 Expenses of the Planning and Administration Committee................

   3.07 Resolution of Disputes...............................................

   3.08 SEPA Contract........................................................

ARTICLE IV - INTERCONNECTION AND PROTECTION OF SYSTEMS.......................

   4.01 Obligation for Adequate Facilities...................................

   4.02 Protection of Systems................................................

ARTICLE V - VIRGINIA POWER'S AUTHORITY AND RESPONSIBILITY WITH
    RESPECT TO OLD DOMINION'S NORTH ANNA GENERATION..........................

   5.01 Virginia Power as Agent of Old Dominion..............................

ARTICLE VI - TRANSMISSION SERVICES...........................................

   6.01 Old Dominion Transmission Service....................................

   6.02 Native Load Status...................................................

   6.03 SEPA Capacity Transmission Service...................................

ARTICLE VII - ENTITLEMENTS TO CAPACITY AND ENERGY............................

   7.01 Entitlements of the Parties to Capacity and Energy...................

ARTICLE VIII - SUPPLEMENTAL DEMAND AND ENERGY, PEAKING
    CAPACITY AND ENERGY, AND RESERVE CAPACITY AND ENERGY.....................

   8.01 Supplemental Demand and Energy.......................................

   8.02 Charges for Purchases By Old Dominion Pursuant to Section 8.01.......

   8.03 Peaking Capacity and Energy Purchases................................

   8.04 Limitation on Virginia Power's Obligation to Serve
        Supplemental Demand and Provide Supplemental Energy..................

   8.05 Reserve Capacity and Energy and Charges Therefor Related
        to the North Anna Facilities and Clover Facilities...................

   8.06 Reserve Capacity and Reserve Capacity Charges for
        Jointly Planned Generation Resources.................................

   8.07 Exchange of Displacement Energy......................................

   8.08 Limitations of Parties' Rights to Seek Regulatory Review.............

ARTICLE IX - FACILITIES CHARGES..............................................

   9.01 Facilities Charges...................................................

ARTICLE X - BILLING..........................................................

   10.01 Billing Methods.....................................................

   10.02 Rendering Bill......................................................

   10.03 Payment.............................................................

   10.04 Methods of Payment..................................................

   10.05 No Arbitration; Resolution of Disputes..............................

   10.06 Billing Adjustments.................................................

ARTICLE XI - OPERATING COSTS.................................................

   11.01 Operating Costs.....................................................

   11.02 Nuclear Fuel Costs..................................................

ARTICLE XII - ACCOUNTING MATTERS AND ACCESS TO BOOKS
    AND RECORDS..............................................................

   12.01 Responsibility and Method of Accounting.............................

   12.02 Right to Inspect Records, Etc.......................................

   12.03 Confidentiality.....................................................

ARTICLE XIII - LIABILITY, SERVICE INTERRUPTIONS AND
     FORCE MAJEURE...........................................................

   13.01 Liability...........................................................

   13.02 Responsibility on Either Side of Interconnection Point..............

   13.03 Force Majeure.......................................................

   13.04 Remedy..............................................................

ARTICLE XIV - REPRESENTATIONS AND WARRANTIES.................................

   14.01 Representations and Warranties of Virginia Power....................

   14.02 Representations and Warranties of Old Dominion......................

   14.03 Conditions Precedent................................................

ARTICLE XV - TERM OF AGREEMENT...............................................

ARTICLE XVI - FILING WITH FERC...............................................

ARTICLE XVII - DEFAULT.......................................................

   17.01 Events of Default...................................................

   17.02 Virginia Power's Rights on Default of Old Dominion..................

   17.03 Old Dominion's Rights on Default of Virginia Power..................

   17.04 Disputes Concerning Default.........................................

   17.05 Additional Obligations..............................................

   17.06 Injunctive Relief...................................................

   17.07 No Remedy Exclusive.................................................

   17.08 Agreement to Pay All Costs to Cure Default..........................

   17.09 General Covenant by the Parties.....................................

ARTICLE XVIII - MISCELLANEOUS................................................

   18.01 No Delay............................................................

   18.02 Further Documentation...............................................

   18.03 Notice..............................................................

   18.04 Headings Not to Affect Meaning......................................

   18.05 No Association, Trust, Joint Venture or Partnership; Tax Matters....

   18.06 Successors and Assigns..............................................

   18.07 Counterparts........................................................

   18.08 Severability........................................................

   18.09 Applicable Law......................................................

   18.10 No Waiver...........................................................

   18.11 Computation of Time.................................................

   18.12 Survivorship of Obligations.........................................

   18.13 Executive Committee.................................................

   18.14 Entire Agreement....................................................

   18.15 Non-Exclusive Agreement.............................................

   18.16 Relationship of the Parties.........................................

   18.17 Singular and Plural.................................................

   18.18 Equal Opportunity...................................................

   18.19 Good Faith..........................................................

   18.20 Merger of Documents.................................................

   18.21 Environment.........................................................

   18.22 Kick-backs..........................................................

   18.23 Nonsegregated Facilities............................................

   18.24 Historic Places.....................................................

   18.25 Public Officials Not to Benefit.....................................

   18.26 Flood Insurance Act.................................................

   18.27 Safety..............................................................

   18.28 Buy American........................................................

   18.29 Regulatory Changes..................................................

ARTICLE XIX - AMENDMENT......................................................

APPENDIX A    -    COMMON FACILITIES
APPENDIX B    -    MAJOR SPARE PARTS
APPENDIX C    -    NORTH ANNA UNIT 1
APPENDIX D    -    NORTH ANNA UNIT 2
APPENDIX E    -    OLD DOMINION MEMBERS
APPENDIX F    -    SUPPORT FACILITIES
APPENDIX G    -    CHARGES FOR PURCHASES BY OLD DOMINION
APPENDIX H    -    DETERMINATION OF PURCHASE AMOUNTS BY OLD DOMINION
APPENDIX I    -    CHARGES FOR RESERVE CAPACITY
APPENDIX J    -    FACILITIES CHARGES
APPENDIX K    -    VIRGINIA ELECTRIC AND POWER COMPANY MONTHLY STATEMENT TO OLD
                   DOMINION
APPENDIX L    -    VIRGINIA POWER NORTH ANNA NUCLEAR STATION NUCLEAR PRODUCTION
                   AND MAINTENANCE EXPENSES
APPENDIX M    -    PEAKING CAPACITY AND ENERGY

         This AGREEMENT, dated as of July 29, 1997 and amending and restating the Interconnection and Operating Agreement Between Virginia Electric and Power Company and Old Dominion Electric Cooperative Dated: As of December 28, 1982, Amended and Restated October 17, 1983, between VIRGINIA ELECTRIC AND POWER COMPANY ("Virginia Power"), a Virginia public service corporation with its principal office at One James River Plaza, Richmond, Virginia, and OLD DOMINION ELECTRIC COOPERATIVE ("Old Dominion"), a Virginia generation and transmission cooperative with its principal office at 4201 Dominion Boulevard, Glen Allen, Virginia (individually, a "Party," together, the "Parties"), provides as follows:
         WHEREAS, Virginia Power is a public service corporation engaged in furnishing electric utility service in portions of Virginia and North Carolina, and as such owns and operates facilities for the generation, transmission and distribution of electricity within those states; and

         WHEREAS, Old Dominion, a generation and transmission cooperative organized and existing under the laws of the Commonwealth of Virginia and comprising, among others, the Old Dominion Members, is charged with the responsibility of providing power and energy to its Old Dominion Members either through generation facilities owned by it or by the purchase of power and energy from others; and

         WHEREAS, Virginia Power and Old Dominion entered into a Purchase, Construction and Ownership Agreement, under which Virginia Power sold and Old Dominion purchased an ownership interest in North Anna Unit 1, North Anna Unit 2, Common Facilities, Support Facilities, Major Spare Parts, Operating Inventory and the Nuclear Fuel used or to be used for North Anna Units 1 and 2, all as set forth in the Purchase, Construction and Ownership Agreement and Nuclear Fuel Agreement; and

         WHEREAS, pursuant to that Purchase, Construction and Ownership Agreement, Virginia Power sold to Old Dominion a portion of its North Anna generation facilities and, through the Interconnection and Operating Agreement Between Virginia Power and Old Dominion Dated: December 28, 1982, Amended and Restated October 17, 1983 ("Interconnection and Operating Agreement"), agreed to operate Old Dominion's portion of such generation, supplying to it at the Interconnection Points such electricity as is generated from Old Dominion's portion of these facilities; and

         WHEREAS, pursuant to this amended and restated Agreement, Virginia Power will continue to operate Old Dominion's portion of the North Anna generation facilities and supply such electricity as is generated from Old Dominion's portion of these facilities to the Interconnection Points; and

         WHEREAS, pursuant to the Clover Purchase, Construction and Ownership Agreement and the Clover Operating Agreement, Virginia Power and Old Dominion each hold a fifty-percent undivided interest in the two unit, coal-fired Clover Power Station, and Virginia Power has agreed to operate and supply to Old Dominion such electricity that is generated from Old Dominion's portion of that facility in accordance with the terms and conditions of the Clover Operating Agreement; and

         WHEREAS, Old Dominion will require capacity and energy in an amount exceeding that available from its portion of generation at North Anna and Clover and may desire to purchase supplemental electric service from Virginia Power, or from others, or to construct and operate additional generation facilities of its own pursuant to the terms and conditions of this amended and restated Agreement; and

         WHEREAS, Virginia Power and Old Dominion entered into Amendment No. 1 to the Interconnection and Operating Agreement, dated as of the 12th day of October 1994, which amendment provided for the purchase and sale of firm Peaking Capacity and associated energy and Virginia Power and Old Dominion wish to incorporate the terms of that Amendment No. 1, as modified herein, into this amended and restated Agreement; and

         WHEREAS, Virginia Power and Old Dominion desire to enter into this Agreement which will include revised terms, conditions, and pricing under which Virginia Power will provide, among other things, Old Dominion supplemental demand and energy, reserve capacity and energy, peaking capacity and energy, and transmission service.

         NOW, THEREFORE, in consideration of the premises and the mutual obligations hereafter stated, the Parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

         The following definitions shall be included as part of this Agreement. Other terms used herein shall have the respective meanings set forth in the Purchase, Construction and Ownership Agreement, the Nuclear Fuel Agreement, the Clover Agreements and the Virginia Power Open Access Transmission Tariff.

         1.01  Agreement  .  This  amended  and  restated   Interconnection  and
Operating Agreement dated as of July 29, 1997, between Virginia Power and Old Dominion.

         1.02     Alternate Power Source . Any source of capacity or energy that
provides Excluded  Supplemental Capacity,   Excluded  Supplemental Energy,
Displacement Supplemental Energy, Excluded Peaking Capacity, Excluded Peaking Energy, Displacement Peaking Energy or Displacement Reserve Energy. Virginia Power shall be an Alternate Power Source to the extent it supplies such capacity or energy on terms and conditions other than those set forth in this Agreement.

         1.03 Annual Fuel Adjustment Factor. The annual fuel cost adjustment factor described in Appendix G, Section VI. hereof.

         1.04 Capability. The net summer or winter (as applicable) rating of a generating unit or other power supply resource, measured in megawatts, as determined by Virginia Power. Capability shall be established and modified in accordance with Prudent Utility Practices following the same methodology Virginia Power uses in establishing the capability of all generating units on its system.

         1.05 Clover Agreements. The Clover Operating Agreement and the Clover Purchase, Construction and Ownership Agreement.

         1.06 Clover Facilities . The coal-fired generating units located in Halifax County, Virginia, ("Clover") designated as Clover Unit 1 and Clover Unit 2, and the related real property, equipment and facilities, as more specifically defined in the Clover Purchase, Construction and Ownership Agreement, wherever located, that are properly chargeable to Clover Unit 1 or Clover Unit 2 under the Uniform System of Accounts.

         1.07 Clover Operating Agreement. The Clover Operating Agreement Between Virginia Electric and Power Company and Old Dominion Electric Cooperative Dated as of May 31, 1990.

         1.08 Clover Ownership Interest. The respective fee simple undivided ownership interest, expressed as a percentage, in the Clover Facilities owned by each Party, as may be modified from time to time pursuant to the Clover Agreements.

         1.09 Clover Purchase, Construction and Ownership Agreement . The Clover Purchase, Construction and Ownership Agreement Between Old Dominion Electric Cooperative and Virginia Electric and Power Company Dated as of May 31, 1990.

         1.10 Combined Electric Systems . The combined electric generating, transmission, and distribution facilities of the Virginia Power System and the Old Dominion System.

         1.11 Combined System Annual Peak Demand . The maximum 60-minute integrated Combined System Monthly Peak Demand in a single clock hour at generation level for the calendar year.

         1.12 Combined System Loss Percentage. The losses, expressed as a percentage, incurred by Virginia Power in delivering capacity and energy from the generation level to the Interconnection Points, including transmission and distribution energy losses pursuant to the Open Access Transmission Tariff.

         1.13 Combined System Monthly Capability. The sum of North Anna Unit 1 monthly Capability, North Anna Unit 2 monthly Capability, Clover Unit 1 monthly Capability, Clover Unit 2 monthly Capability, Old Dominion Monthly Accredited Firm Capacity and Old Dominion Monthly Accredited Non-Firm Capacity, plus the monthly Capability of all other Virginia Power owned or leased generation.

         1.14 Combined System Monthly Peak Demand. The maximum combined net one-hour kilowatt demand at the generation level for that calendar month made up of the combined individual demands for that hour of Virginia Power and Old Dominion Members excluding those demands of the Old Dominion Members supplied through arrangements with parties other than Virginia Power.

         1.15 Common Facilities. All those facilities, including but not limited to both real and personal property, exclusive of North Anna Unit 1, North Anna Unit 2, Support Facilities, Nuclear Fuel, Operating Inventory and
Major Spare Parts which are purchased,   leased  or  otherwise   obtained  only
in connection   with  the construction, operation and maintenance of more than one nuclear unit located at North Anna Nuclear Power Station. Common Facilities are more specifically described as of the date hereof in Appendix A.

         1.16 Displacement Peaking Energy. The amount of energy, at generation level, by which Old Dominion's purchase of Peaking Energy from Virginia Power is reduced pursuant to Section 8.03(b)(ii).

         1.17 Displacement Reserve Energy. The amount of energy, at generation level, by which Old Dominion's purchase of Old Dominion Monthly Reserve Energy from Virginia Power is reduced pursuant to Section 8.05(c).

         1.18 Displacement Supplemental Energy. The amount of energy, at generation level, by which Old Dominion's purchase of Old Dominion Monthly Supplemental Energy from Virginia Power is reduced pursuant to Section 8.01(d)(ii).

         1.19 Effective Date. The later of (1) January 1, 1998 or (2) the date on which FERC permits this Agreement to become effective.

         1.20     Events of Default.  The events of default pursuant to Section
17.01 hereof.

         1.21 Excluded Peaking Capacity. The amount of capacity, at generation level, which Old Dominion obtains pursuant to Section 8.03(a)(iii), other than purchases from Virginia Power under this Agreement to serve Peaking Capacity, and such capacity shall be treated as Old Dominion Monthly Accredited Firm Capacity.

         1.22 Excluded Peaking Energy. The amount of energy, at generation level, associated with Excluded Peaking Capacity.

         1.23 Excluded Supplemental Capacity. The amount of capacity, at generation level, which Old Dominion obtains pursuant to Sections 8.01(a)(iii),
(iv) or (v), other than purchases from Virginia Power under this Agreement to serve the Old Dominion Monthly Supplemental Demand and also the amount of capacity, at generation level, described in Section 8.02 (c)(v). All such capacity shall be treated as Old Dominion Monthly Accredited Firm Capacity.

         1.24 Excluded Supplemental Energy. The amount of energy, at generation level, associated with Old Dominion's Excluded Supplemental Capacity.

         1.25     Executive Committee.  The committee as provided in Section
18.13 hereof.

         1.26 FERC. The Federal Energy Regulatory Commission, including any successor governmental agency.

         1.27 Fixed Monthly A&G Fee. The fixed amount of monthly North Anna A&G Costs to be paid by Old Dominion for administration and general services performed by Virginia Power on behalf of the North Anna plant and its employees, as described in Section 11.01(b) and Appendix L.

         1.28 Holidays. The days on which banking institutions in the City of Richmond, Virginia, are authorized by law to close.

         1.29 Interconnected Systems. The Virginia Power System and the Old Dominion System.

         1.30 Interconnection Points. The points at which the Virginia Power System and the Old Dominion System are interconnected.

         1.31     Interest Rates

                  (a) Special Interest Rate. A rate per annum equal to the prime rate of The Chase Manhattan Bank, N.A., New York, New York, or its successor, in effect from time to time plus three percentage points (3%).

                  (b) Regular Interest Rate. In the case of interest payments owing to Virginia Power or Old Dominion pursuant to this Agreement, an interest rate per annum equal to the prime rate of the Chase Manhattan Bank, N.A., or its successor, as in effect from time to time.

         1.32 Major Spare Parts. Those major items designated by the Parties that the Parties keep in inventory for possible use in replacing similar items in units located not only at the North Anna Nuclear Power Station but also at other power stations. The parts that shall be designated as Major Spare Parts for purposes of this Agreement shall be designated by the Parties in Appendix B. Thereafter, Major Spare Parts shall be designated
by  the  North  Anna  Operating   Committee established  under  Article  II of
this Agreement. The Major Spare Parts are further described, and the methods of calculating the percentage ownership and cost responsibilities of the Parties in the Major Spare Parts are also included in Appendix B.

         1.33 Market Price. The price for electric capacity as determined by market forces and based on existing or projected market conditions for wholesale power. Old Dominion and Virginia Power agree that on or before July 1, 2000, Old Dominion and Virginia Power shall begin negotiations that are to be concluded no later than December 31, 2000, to select a methodology to determine a benchmark of the Market Price.

         1.34 Monthly Peaking Energy Charge. The monthly charge for peaking energy as calculated pursuant to Appendix G, Sections V. and VI., hereof.

         1.35 Monthly Reserve Energy Charge. The monthly charge for reserve energy as calculated pursuant to Appendix G, Sections IV. and VI., hereof.

         1.36 Monthly Supplemental Demand Charge. The monthly charge for supplemental demand calculated pursuant to Appendix G, Section I., hereof.

         1.37 Monthly Supplemental Energy Charge. The monthly charge for supplemental energy as calculated pursuant to Appendix G , Sections III. and VI., hereof.

         1.38 Network Operating Agreement. The Network Operating Agreement Between Virginia Electric and Power Company and Old Dominion Electric Cooperative under Virginia Power's Open Access Transmission Tariff and any amendments or supplements thereto entered into by Old Dominion and Virginia Power for network service that have been accepted and permitted to go into effect by FERC.

         1.39 North Anna A&G Costs. Any administrative and general costs directly attributable to North Anna pursuant to Article XI.

         1.40 North Anna Facilities. North Anna Unit 1, North Anna Unit 2, the Common Facilities, the Support Facilities, the Operating Inventory, and the Major Spare Parts, but excluding Nuclear Fuel, which is the subject of the Nuclear Fuel Agreement.

         1.41 North Anna Nuclear Power Station. The nuclear generating plant located in Louisa, Orange, and Spotsylvania Counties, Virginia ("North Anna").

         1.42 North Anna Operating Committee. The committee ("Operating Committee") as provided in Article II hereof.

         1.43 North Anna Unit 1. The nuclear generating unit located in Louisa County, Virginia, designated as North Anna Unit 1 (more specifically described in Appendix C hereto), representing the cost of all additions, improvements, betterments and replacements thereto, but excluding the Common Facilities, the Support Facilities, the Nuclear Fuel, the Operating Inventory and the Major Spare Parts.

         1.44 North Anna Unit 2. The nuclear generating unit located in Louisa County, Virginia, designated as North Anna Unit 2 (more specifically described in Appendix D hereto), representing the cost of all additions,
improvements,  betterments and replacements   thereto,  but  excluding  the
Common  Facilities,   the  Support Facilities, the Nuclear Fuel, the Operating
Inventory and the Major Spare Parts.

         1.45 North Anna Unit(s). Either, or both, of North Anna Unit 1 or North Anna Unit 2.

         1.46 Nuclear Fuel. For the purpose of this Agreement, Nuclear Fuel shall have the meaning as defined in the Nuclear Fuel Agreement.

         1.47 Nuclear Fuel Agreement. The Nuclear Fuel Agreement Between Virginia Electric and Power Company and Old Dominion Electric Cooperative Dated:
As of December 28, 1982, Amended and Restated October 17, 1983.

         1.48 Off-Peak Hours. Off-Peak Hours are all hours other than those described as On-Peak Hours.

         1.49 Old Dominion. Old Dominion Electric Cooperative, a Virginia generation and transmission cooperative, and its successors and assigns.

         1.50 Old Dominion Generation Resources. Old Dominion Monthly North Anna Capacity, Old Dominion Monthly Accredited Firm Capacity, Old Dominion Monthly Accredited Non-firm Capacity, Old Dominion Monthly Delivered SEPA Capacity and any additional generation resources obtained by Old Dominion through joint planning with Virginia Power provided, however, any portion of an Old Dominion generating resource that serves demands other than those of the Old Dominion Members shall not be considered Old Dominion Generation Resources.

         1.51 Old Dominion Members. For purposes of this Agreement, those rural electric distribution cooperatives, including their successors and assigns, each of which distributes electricity in areas in which Virginia Power provides requirements service at wholesale or retail as of the Effective Date. For purposes of this Agreement, the Old Dominion Members shall mean those cooperatives listed in Appendix E as of the Effective Date subject to the deletion of members from time to time, together with their respective delivery points, as such delivery points have been added or deleted from time to time.

         1.52 Old Dominion Monthly Accredited Firm Capacity. Monthly firm capacity owned or obtained by Old Dominion and that is determined by the Planning and Administration Committee in accordance with Prudent Utility Practice as not requiring reserves.

         1.53 Old Dominion Monthly Accredited Firm Energy. The energy associated with the Old Dominion Monthly Accredited Firm Capacity.

         1.54 Old Dominion Monthly Accredited Non-firm Capacity. Monthly non-firm capacity owned or obtained by Old Dominion and that is determined by the Planning and Administration Committee in accordance with Prudent Utility Practice as requiring reserves.

         1.55 Old Dominion Monthly Accredited Non-firm Energy. The energy associated with the Old Dominion Monthly Accredited Non-firm Capacity.

         1.56     Old Dominion Monthly Billing Demand.  The  Old  Dominion
Monthly   Supplemental   Demand  less  Excluded Supplemental  Capacity  plus, if
any, the kilowatts by which the most recent 12-month average Old Dominion Monthly Maximum Diversified Demand exceeds 110% of the most recent 12-month average Old Dominion Monthly Delivered Demand with such excess being adjusted for losses to reflect load at the generation level by multiplying by the factor of 100 divided by 100 minus the Combined System Loss Percentage.

         1.57 Old Dominion Monthly Billing Energy. The Old Dominion Monthly Supplemental Energy, less Excluded Supplemental Energy, less Displacement Supplemental Energy.

         1.58 Old Dominion Monthly Clover Capacity. For each Clover Unit, the Capability of such unit multiplied by Old Dominion's Clover Ownership Interest. The total Old Dominion Monthly Clover Capacity shall be the sum of such capacity for Clover Units 1 and 2. Such capacity shall be considered an Old Dominion Generation Resource and treated as Old Dominion Monthly Accredited Non-Firm Capacity.

         1.59     Old Dominion Monthly Delivered Demand.  The   combined  Old
Dominion   hourly   demands   measured  at  the Interconnection  Points for the
clock-hour  during  which the  Combined  System Monthly Peak Demand occurs.

         1.60 Old Dominion Monthly Delivered Energy. The combined Old Dominion Members' energy requirements for that month measured at the Interconnection Points.

         1.61     Old Dominion Monthly Delivered SEPA Capacity.  The  total
megawatts   of  monthly   capacity   delivered  at  the Interconnection  Points
in  accordance  with  contract(s)  between  SEPA and Old Dominion Members.

         1.62 Old Dominion Monthly Delivered SEPA Energy. The energy associated with the Old Dominion Monthly Delivered SEPA Capacity.

         1.63 Old Dominion Monthly Demand. The Old Dominion Monthly Delivered Demand less Old Dominion Monthly Delivered SEPA Capacity with such difference being adjusted for losses to reflect load at the generation level by multiplying by the factor of 100 divided by 100 minus the Combined System Loss Percentage.

         1.64 Old Dominion Monthly Energy. Old Dominion Monthly Delivered Energy less Old Dominion Monthly Delivered SEPA Energy, as such energy may be available from time to time, with such difference being adjusted for losses to reflect energy at the generation level by multiplying by the factor of 100 divided by 100 minus the Combined System Loss Percentage.

         1.65 Old Dominion Monthly Maximum Diversified Demand. The combined Old Dominion Members' monthly maximum coincident hourly demand measured at the Interconnection Points during the On-Peak Hours.

         1.66 Old Dominion Monthly North Anna Capacity. For each generating unit at the North Anna Nuclear Power Station, the Capability of such unit multiplied by Old Dominion's North Anna Percentage Ownership Interest. The total Old Dominion Monthly North Anna Capacity shall be the sum of such capacity for North Anna Units l and 2.

         1.67 Old Dominion Monthly North Anna Energy. The energy associated with Old Dominion Monthly North Anna Capacity at the North Anna Nuclear Power Station.

         1.68 Old Dominion Monthly Reserve Energy . The total amount of energy at 100% capacity factor that could have been produced by Old Dominion Monthly North Anna Capacity and any other Old Dominion Monthly Accredited Nonfirm Capacity for which Virginia Power provides reserves when the resource is subject to full or partial outage conditions (planned, unplanned, scheduled or unscheduled outages and including any deration of generator units), less Old Dominion Monthly Accredited Non-firm Energy that could have been produced but was not produced for economic dispatch reasons, less Old Dominion Monthly North Anna Energy, less Old Dominion Monthly Accredited Non-firm Energy, less Displacement Reserve Energy.

         1.69 Old Dominion Monthly Supplemental Demand. The Old Dominion Monthly Demand, less the Old Dominion Monthly North Anna Capacity, less other Old Dominion Monthly Accredited Firm Capacity, less Old Dominion Monthly Accredited Non-firm Capacity, less Peaking Capacity and less Excluded Peaking Capacity.

         1.70 Old Dominion Monthly Supplemental Energy. The Old Dominion Monthly Energy, less the Old Dominion Monthly North Anna Energy, less the Old Dominion Monthly Accredited Firm Energy, less the Old Dominion Monthly Accredited Non-firm Energy (less Clover Economy Sales to Virginia Power), less the Old Dominion Monthly Reserve Energy, less Displacement Reserve Energy, less the energy associated with Clover Economy Purchases from Virginia Power, less Peaking Energy, less Displacement Peaking Energy and less Excluded Peaking Energy.

         1.71 Old Dominion's North Anna Percentage Ownership Interest. Except as otherwise modified by the operation of Sections 15.03, 16.01 or
16.02 of the Purchase, Construction and Ownership Agreement, an undivided ownership interest in the North Anna Facilities equal to 11.6 percent in each of North Anna Unit 1, North Anna Unit 2, the Common Facilities, the Operating Inventory and the Major Spare Parts, and a percentage in the Support Facilities as determined in accordance with Appendix F.

         1.72 Old Dominion Reserve Capacity. An amount in kilowatts equal to: the sum of (a) the actual Old Dominion Monthly North Anna Capacity and (b) the actual Old Dominion Monthly Accredited Non-firm Capacity, such sum multiplied by the System Reserve Margin.

         1.73 Old Dominion System. The generation, transmission, distribution and other facilities owned or leased by Old Dominion or the Old Dominion Members as shown on their books of account from time to time and located in the area in which Virginia Power provides requirements service at wholesale or retail as of the Effective Date.

         1.74 On-Peak Hours. On-Peak Hours are the hours between 7:00 a.m. and 10:00 p.m., Monday through Friday, for the months of October through May, and the hours between 10:00 a.m. and 10:00 p.m., Monday through Friday, for the months of June through September.

         1.75 Open Access Transmission Tariff. Virginia Power's Open Access Transmission Tariff, and any successors thereto, filed with, accepted, and permitted to go into effect by FERC.

         1.76 Operating Inventory. Equipment, spare parts, tools, goods and supplies (excluding Nuclear Fuel and Major Spare Parts) to be used solely for the operation, maintenance or modification of the North Anna Units and recorded on Virginia Power's books of account in accordance with the Uniform System of Accounts.

         1.77     Parties.  Virginia Power and Old Dominion.

         1.78 Peaking Capacity. Firm peaking capacity supplied by Virginia Power pursuant to Sections 8.03(a)(i) and (ii) and 8.03(e) hereof. Old Dominion's purchase of such capacity shall be considered an additional Old Dominion Generation Resource and treated as Old Dominion Monthly Accredited Firm Capacity.

         1.79 Peaking Capacity Charge. The monthly charge for Peaking Capacity as calculated pursuant to Appendix G, Section II. hereof.

         1.80 Peaking Energy. The energy associated with the Peaking Capacity as determined pursuant to Sections 8.03(b)(i) and (ii).

         1.81 Planning and Administration Committee. The committee as provided in Article III hereof.

         1.82 Prudent Utility Practices. Any of the practices, methods, and acts engaged in or accepted by a significant portion of the electric utility industry at the time the decision was made, or any of the practices, methods, and acts that, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, would have been expected to accomplish the desired result at a reasonable cost consistent with reasonable reliability, safety, expedition and protection of the environment. Prudent Utility Practices are not intended to be limited to the optimum practices, methods, or acts to the exclusion of all others, but rather to a spectrum of possible practices, methods, or acts engaged in or accepted by a significant portion of the electric utility industry at the time the decision was made.

         1.83 Purchase, Construction and Ownership Agreement. The Purchase, Construction and Ownership Agreement Between Virginia Electric and Power Company and Old Dominion Electric Cooperative Dated: As of December 28, 1982 Amended and Restated October 17, 1983.

         1.84 Reserve Capacity Charge. The monthly charge for Old Dominion Reserve Capacity as determined pursuant to Section 8.05 and Appendix I, hereof.

         1.85 RUS. The Rural Utilities Service, successor agency to the Rural Electrification Administration, and any successor governmental agency.

         1.86 SEPA. The Southeastern Power Administration, including any successor governmental agency.

         1.87 Support Facilities. All those facilities, wherever situated, including, but not limited to, both real and personal property, exclusive of Common Facilities, Nuclear Fuel, Operating Inventory and Major Spare Parts, which are purchased, leased or otherwise obtained for the construction, operation and maintenance of one or more nuclear unit(s) located at the North Anna Nuclear Power Station and one or more nuclear unit(s) located at Virginia Power's Surry Nuclear Power Station or at such other location as Virginia Power may have an interest in any nuclear facility. Support Facilities, and investment and cost responsibilities of the Parties therefor, are more specifically described in Appendix F hereto.

         1.88 System Reserve Margin . Shall be determined for the month of the projected Combined System Annual Peak Demand as (1) the ratio of (a) the projected Combined System Monthly Capability in that month plus projected purchases from third parties in that month of the approximate reliability of the Combined System Monthly Capability less projected sales to third parties in that month of the approximate reliability of the Combined System Monthly Capability, but in no event to include purchases or sales of economy energy, emergency energy, or other such nondependable transactions, divided by (b) the projected Combined System Annual Peak Demand, (2) less one. The System Reserve Margin shall be calculated in accordance with the orders, directives or guidelines of regulatory bodies or regional reliability councils.

         1.89 Transmission Service Agreement . The Service Agreement For Network Integration Transmission Service To Old Dominion Electric Cooperative under Virginia Power's Open Access Transmission Tariff and any amendments or supplements thereto entered into by Old Dominion and Virginia Power for transmission service that have been accepted and permitted to go into effect by FERC.

         1.90 Virginia Power. Virginia Electric and Power Company, a Virginia public service corporation, and its successors and assigns.

         1.91 Virginia Power System. The generation, transmission, distribution and other facilities owned by Virginia Power as shown on its books of accounts from time to time or facilities leased by Virginia Power.

         1.92 Wholesale Power Contracts. The several wholesale power contracts between Old Dominion and the Old Dominion Members for the purchase of electric energy and capacity by the Old Dominion Members from Old Dominion, as in effect from time to time.

                                   ARTICLE II
                         North Anna Operating Committee

         2.01 North Anna  Operating  Committee. To  coordinate  operations  in carrying out the terms of this Agreement associated with the North Anna Facilities, Virginia Power will appoint four members and Old Dominion will appoint two members to the North Anna Operating Committee ("Operating Committee"). Each member of the Operating Committee shall be fully authorized to act on behalf of its Party with respect to all matters contemplated by this Agreement but will not be authorized to alter or amend the Agreement. Each Party shall notify the other in writing of the names of the persons who will serve as the members of the Operating Committee and, if desired, the names of any persons who may serve as alternates when the members are unable to act. Virginia Power's members may be changed, in Virginia Power's sole discretion and from time to time, by at least ten (10) days' prior written notice to Old Dominion. Old Dominion's members may be changed, in Old Dominion's sole discretion and from time to time, by at least ten (10) days' prior written notice to Virginia Power.

         2.02 Meetings and Voting Rights. Meetings shall be held at the discretion of the Operating Committee but at least shall be held quarterly. Minutes of each meeting shall be kept and shall be approved by the Operating Committee at its next meeting. Decisions of the Operating Committee shall be made upon vote by the Operating Committee with the voting power of each Party determined by its entitlement to the capability of North Anna Units 1 and 2 as provided in Section 2.03 of the Purchase, Construction and Ownership Agreement.

         2.03 Duties of Operating Committee. The Operating Committee shall, subject to Virginia Power's authority and obligations under Article V and any other limitations in this Agreement, act upon those matters relating to the coordination of the operation of the North Anna Facilities necessary for the implementation of this Agreement.

         2.04 Expenses of Operating Committee. The expenses of each member of the Operating Committee, and his alternate and associates, shall be borne by the Party he represents. Other expenses of the Operating Committee will be shared as agreed upon by the Operating Committee. Any expense not agreed to unanimously by the Operating Committee shall be borne by the Party incurring it.

         2.05 Resolution of Disputes. If any dispute should arise regarding the operating function that cannot be resolved by the Operating Committee, the dispute and the circumstances surrounding such dispute shall be presented to the Executive Committee, which is empowered in Section 18.13 to resolve such disputes.


                                  ARTICLE III
                          Planning and Administration

         3.01 Planning and Administration Committee. In order to carry out the terms of this Agreement, Virginia Power will appoint four members and Old Dominion will appoint two members to the Planning and Administration Committee. Each member of the Planning and Administration Committee shall be fully authorized to act on behalf of its Party with respect to all matters contemplated by this Agreement but will not be authorized to alter or amend the Agreement. Each Party shall notif the other in writing of the names of the persons who will serve as the members of the Planning and Administration Committee and, if desired, the names of any persons who may serve as alternate when the members are unable to act. Virginia Power's members may be changed in Virginia Power's sole discretion and from time to time, by at least ten (10) days' prior written notice to Old Dominion. Old Dominion's members may be changed, in Old Dominion's sole discretion and from time to time, by at least ten (10) days' prior written notice to Virginia Power.

         3.02 Meetings. Meetings shall be held at the discretion of the Planning and Administration Committee but at least shall be held semi-annually.

         3.03     Duties of the Planning and Administration Committee.

                  (a) The Planning and Administration Committee shall be responsible for the general administration of this Agreement in accordance with Prudent Utility Practices. In addition, the Planning and Administration Committee may, but is not obligated to, consider joint planning of future generation facilities. The Planning and Administration Committee will also discuss new governmental regulations, issues and changes in the industry in which the Parties have a mutual interest, establish committees required for the orderly administration of the Agreement but not specifically provided for in the Agreement, and address any other matter in which cooperation, coordination or agreement is necessary.

                  (b) For the purposes of joint planning, Old Dominion shall furnish Virginia Power annually, prior to January 1, a forecast of its system loads for at least the succeeding ten (10) year period. Virginia Power shall furnish Old Dominion annually, prior to January 1, a forecast of its system loads for at least the succeeding ten (10) year period and its target reserve level. If either Old Dominion or Virginia Power makes an official revision to the forecasts during the year, notification of such revision shall be given in writing to the other Party in a timely fashion. Each Party shall provide an explanation of any significant deviation from historic trends in its forecast.

         3.04 Future Transmission Planning. Virginia Power shall continue to plan and be responsible for its future transmission system pursuant to the Virginia Power Open Access Transmission Tariff and the Network Operating Agreement. Virginia Power and Old Dominion agree to consider in the future joint ownership of transmission facilities where reasonable net benefits will accrue to both Parties.

         3.05 Exchange of Information. Each Party will make available, upon request, information used in, or useful to, the administration of this Agreement. Other specific rights for information are covered in other parts of this Agreement.

         3.06 Expenses of the Planning and Administration Committee. Each Party shall pay all expenses of its representatives. Other expenses incurred by the committee will be shared as agreed upon by the Planning and Administration Committee. Any expense not agreed to unanimously by the Planning and Administration Committee shall be borne by the Party incurring it.

         3.07 Resolution of Disputes. If any disputes relating to the duties of the Planning and Administration Committee should arise that cannot be resolved by the Planning and Administration Committee, the dispute and the circumstances surrounding such dispute shall be presented to the Executive Committee, which is empowered in Section 18.13 to resolve such disputes.

         3.08 SEPA Contract. The Parties agree that if and when Virginia Power's contract with SEPA is changed from time to time, the Planning and Administration Committee shall recommend to the Parties such modifications in this Agreement as are necessary to conform with any such changes.

                                   ARTICLE IV
                   Interconnection and Protection of Systems

         4.01 Obligation for Adequate Facilities. Virginia Power and Old Dominion are each obliged to provide, on its own system or through this Agreement and other arrangements, generation or distribution facilities or service adequate to serve expected loads and to maintain all such facilities in a suitable condition of repair so that they may be operated in accordance with Prudent Utility Practices and not impose a burden on any other system.

         4.02 Protection of Systems. Old Dominion shall refrain from, and shall require Old Dominion Members to refrain from, any acts, transactions, and uses of equipment, appliances or devices which may have a significant adverse effect upon the reliability or characteristics of the Virginia Power System. Virginia Power shall refrain and shall require its customers to refrain from any acts, transactions, and uses of equipment, appliances or devices which may have a significant adverse effect upon the reliability or characteristics of the Old Dominion System.

                                   ARTICLE V
                 Virginia Power's Authority and Responsibility
              with Respect to Old Dominion's North Anna Generation

         5.01     Virginia Power as Agent of Old Dominion              .

                  (a) Old Dominion hereby appoints Virginia Power (such appointment shall be irrevocable for the term of this Agreement and coupled with an interest) its sole agent, subject, however, to Old Dominion's right of reasonable inspection through authorized representatives, to act on its behalf for the operation, maintenance, modifications and fueling (including the procurement of nuclear fuel), of the North Anna Facilities and authorizes Virginia Power in the name of and on behalf of Old Dominion to take all reasonable actions which, in the discretion and judgment of Virginia Power, are deemed necessary or advisable to effect the operation, maintenance, modifications and fueling (including the procurement of nuclear fuel) of the North Anna Facilities, including, without limitation, the following:

                       (i) the making of such agreements and modifications of
                  existing agreements and the taking of such other action as Virginia Power deems necessary or appropriate, in its sole discretion, or as may be required under the regulations or directives of such governmental bodies and regulatory agencies having jurisdiction, with respect to the operation, maintenance, modifications and fueling (including the procurement of nuclear fuel) of the North Anna Facilities;

                       (ii) the execution and filing with such governmental
                   bodies and regulatory agencies having jurisdiction of applications, amendments, reports and other documents and filings for or in connection with licensing, operation and other regulatory matters with respect to the North Anna Facilities; and

                       (iii) the receipt on Old Dominion's behalf of any notice
                   or other communication from any governmental body or regulatory agency having jurisdiction, as to any licensing, operation or other regulatory matter with respect to the North Anna Facilities.

                  (b) As relates to all third parties, this agency designation shall be binding on Old Dominion, and such appointment shall be deemed in effect by each third party until termination of this Agreement pursuant to the terms hereof and until such third party receives written notification from Virginia Power of any termination thereof.

                  (c) Virginia Power accepts such appointment. In discharging all of its duties and responsibilities hereunder, Virginia Power will act in good faith and in accordance with Prudent Utility Practices. Virginia Power's duties and responsibilities shall include, but not be limited to, establishing organizational structure and manpower requirements, maintaining an adequate work force through Virginia Power's personnel administration policies, arranging and procuring necessary or desirabl materials and services for operation of the North Anna Facilities, determining scheduled outages for routine inspections, refueling and general maintenance, scheduling, dispatching and loading of the North Anna Facilities, preparing and filing applications, reports and other documents relating to operation of the North Anna Facilities, establishing reasonable rules for visits to the North Anna Facilities, and determining the need for, and subsequently constructing, any capital additions or modifications to the North Anna Facilities.

         Virginia Power shall not, solely because of Old Dominion's ownership interest in the North Anna Facilities make any adverse distinctions in operation, maintenance, modifications, fueling, scheduling, or dispatching as between the North Anna Facilities and any other generating unit or facilities in which Virginia Power has an ownership interest. Nothing herein shall interfere with Virginia Power's authority and responsibility for the operation of, maintenance of, modifications to, fueling of, and improvements to all of its other generation facilities. Virginia Power shall
make available upon request by Old  Dominion   regularly prepared  monthly
reports which contain specific information on all generating facilities including, but not limited to, operating expenses, maintenance expenses, fuel expenses, generating statistics, fuel reports, operating statistics and other information reasonably available. Virginia Power will also have the right to submit data relating to operation of the North Anna Facilities to any other entity. Old Dominion will make available all information or data necessary for Virginia Power to schedule and dispatch generation.

                  (d) Old Dominion agrees that it will take all necessary action in a prompt manner to execute any agreements for the operation, maintenance, modifications and fueling of the North Anna Facilities as and when requested by Virginia Power to permit Virginia Power to carry out its authority and responsibilities pursuant to this Section 5.01.

                                   ARTICLE VI
                             Transmission Services

         6.01     Old Dominion Transmission Service.  Except as provided for in
Section 6.03, Virginia Power will furnish transmission service and all related ancillary services required by Old Dominion for the Old Dominion Members under Virginia Power's Open Access Transmission Tariff, commencing on the Effective Date. Due to the unique characteristics of network customers' systems and the level of customer-specific information and arrangements required under a network operating agreement, specific terms and conditions recognizing local or system-specific factors affecting transmission service to Old Dominion will be stated in the Transmission Service Agreement or Network Operating Agreement.

         6.02     Native Load Status.

                  (a) Virginia Power will plan, construct, operate and maintain the Virginia Power transmission system, in accordance with Prudent Utility Practices, such that Virginia Power will be able to provide reliable transmission service to Old Dominion over the Virginia Power transmission system. Virginia Power shall include Old Dominion's network load in its transmission system planning and shall, consistent with Prudent Utility Practices, construct and place into service sufficient transmission capacity to deliver Old Dominion's network resources to serve Old Dominion's network load on a basis comparable to Virginia Power's delivery of its own generating and purchased resources.

                  (b) Protecting and preserving Old Dominion's native load status as defined under Order Nos. 888 and 888A is a fundamental principle of this Agreement. Failure to meet the requirements of Section 6.02(a) shall frustrate the intent of the Parties to this Agreement.

         6.03 SEPA Capacity Transmission Service. Old Dominion Monthly Delivered SEPA Capacity and Old Dominion Monthly Delivered SEPA Energy will be transmitted to the Interconnection Points by separate agreement between Virginia Power and SEPA or pursuant to Virginia Power's Open Access Transmission Tariff.

                                  ARTICLE VII
                      Entitlements to Capacity and Energy

         7.01 Entitlements of the Parties to Capacity and Energy. Subject to the provisions of Sections 15.03, 16.01 and 16.02 of the Purchase, Construction and Ownership Agreement, Old Dominion shall be entitled to 11.6% of the capacity and energy from North Anna Units 1 and 2. Subject to the provisions of Sections 15.03, 16.01 and 16.02 of the Purchase, Construction and Ownership Agreement, Virginia Power shall be entitled to the balance of the capacity and energy from each unit.

                                  ARTICLE VIII
        Supplemental Demand and Energy, Peaking Capacity and Energy, and
                          Reserve Capacity and Energy

         8.01     Supplemental Demand and Energy              .

                  (a)      Supplemental Demand.

                           (i) Virginia Power shall sell monthly to Old
                  Dominion, and Old Dominion shall purchase monthly from Virginia Power, the Old Dominion Monthly Supplemental Demand in the amounts necessary to supply the needs of the Old Dominion Members not met from Old Dominion Generation Resources, from the Effective Date through December 31, 2001, and one-half of the Old Dominion Monthly Supplemental Demand requirements for calendar year 2002.

                           (ii) Except as  otherwise  provided  in this  Article
                  VIII of the Agreement, effective January 1, 2002 through December 31, 2002, Virginia Power shall also offer to sell capacity equal to the remaining one-half of the Old Dominion Monthly Supplemental Demand requirements and for January 1, 2003, through August 31, 2005, Virginia Power shall offer to sell all of the Old Dominion Monthly Supplemental Demand requirements, unless Virginia Power provides written notice to Old Dominio prior to January 1, 2000, that it elects not to so supply Old Dominion. Prior to October 1, 2000, Old Dominion shall provide to Virginia Power a projection of the remaining one-half of the Old Dominion Monthly Supplemental Demand for each month of calendar year 2002. The Parties shall review Old Dominion's projection, and the projection of the remaining one-half of the Old Dominion Monthly Supplement Demand shall be subject to the mutual acceptance of the Parties. The remaining one-half of the Old Dominion Monthly Supplemental Demand shall be equivalent to this mutually accepted projection and shall be considered fixed and Virginia Power shall provide the balance of the Old Dominion Monthly Supplemental Demand pursuant to
                  Section 8.01(a)(i) regardless of the actual Old Dominion Monthly Supplemental Demand in calendar year 2002.

                           (iii) For calendar  year 2002,  if Virginia  Power
                  has provided the notice described in Section 8.01(a)(ii), Old Dominion shall purchase capacity from an Alternate Power Source to serve the remaining one-half of the Old
                  Dominion  Monthly  Supplemental  Demand for that year.   Such
                  capacity   shall  be  deemed   Excluded Supplemental Capacity.

                           (iv) For calendar year 2002,  if Virginia  Power does
                  not provide the notice described in Section 8.01(a)(ii), Old Dominion shall by January 1, 2001, provide Virginia Power with written notice of whether Old Dominion will: (1) purchase the remaining one-half of the Old Dominion Monthly Supplemental Demand from Virginia Power at the Monthly Supplemental Demand Charge rates applicable for that year under Appendix G,
                  Section I.A.; or (2) obtain the remaining one-half of the Old Dominion Monthly Supplemental Demand from Virginia Power or an Alternate Power Source pursuant to the terms of Section 8.02(b)(ii). Such capacity obtained from an Alternate Power Source shall be deemed Excluded Supplemental Capacity.

                           (v) From January 1, 2003 through August 31, 2005, if
                  Virginia Power does not provide the notice described in
                  Section 8.01(a)(ii), Old Dominion will obtain all of the Old Dominion Monthly Supplemental Demand from Virginia

                  Power or an Alternate Power Source pursuant to the terms of
                  Section 8.02(b)(ii). Such capacity obtained from an Alternate Power Source shall be deemed Excluded Supplemental Capacity.

                           (vi) After August 31, 2005, Virginia Power is not
                  obligated to sell to Old Dominion, and Old Dominion is not obligated to purchase from Virginia Power, the Old Dominion Monthly Supplemental Demand.

                           (vii) The  calculation  to determine the Old Dominion
                  Monthly Supplemental Demand shall be as set forth in Appendix H, Section I.

                  (b) Increases in Supplemental Demand. Old Dominion may not increase the Old Dominion Monthly Supplemental Demand requirements beyond that occasioned by normally expected load growth unless Virginia Power shall agree. Except as otherwise provided in this Article VIII of the Agreement, Virginia Power agrees to provide the Old Dominion Monthly Supplemental Demand in the amounts required by Old Dominion to serve its present and future demands except for such increases in demands which may arise from an undertaking by Old Dominion, or one or more of the Old Dominion Members, to serve (1) a source of demand outside the area in which Virginia Power provides requirements service at wholesale or retail as of the Effective Date or (2) any additional load which is substantially different from the size and type of load included by Virginia Power in its system planning and which, if served, (i) would compel an enlargement of Virginia Power's generation facilities not otherwise included by Virginia Power in its system planning or (ii) would impair Virginia Power's ability to render reasonably adequate service to its other retail and wholesale customers. However, a new customer imposing a load in excess of 100 megawatts shall not be defined as normally expected load growth unless sufficient notice shall have been provided to Virginia Power. Furthermore, increases in load occurring after the Effective Date resulting from mergers between Old Dominion Members and entities that are not Old Dominion Members or acquisitions of new wholesale customers by Old Dominion or Old Dominion Members shall not be defined as normally expected load growth.

                  (c) Reductions in Supplemental Demand. Old Dominion's purchases of supplemental demand shall be reduced by the amount of Old Dominion Monthly Accredited Firm Capacity and Old Dominion Monthly Accredited Non-firm Capacity obtained by Old Dominion, which for any period shall be equal to the sum of: (1) the amount of capacity jointly owned or planned with Virginia Power, other than North Anna, (2) the amount of Excluded Supplemental Capacity obtained by Old Dominion, (3) the amount o Peaking Capacity obtained by Old Dominion, (4) the amount of Excluded Peaking Capacity obtained by Old Dominion, and (5) those amounts purchased pursuant to Section 8.02(c).

                  (d)      Supplemental Energy.

                           (i) Except as otherwise provided in this Article VIII
                  of the Agreement, from the Effective Date through August 31, 2005, Virginia Power shall offer to sell to Old Dominion the Old Dominion Monthly Supplemental Energy less any Excluded Supplemental Energy, to the extent that Virginia Power supplies supplemental capacity.

                           (ii) Old Dominion shall be entitled to displace up to
                  two-thirds of the annual Old Dominion Monthly Supplemental Energy requirements for calendar year 1998 by obtaining such energy from an Alternate Power Source. Effective January 1, 1999, Old Dominion shall be entitled to displace all or any portion of its annual purchases of Old Dominion Monthly Supplemental Energy requirements from Virginia Power by obtaining such energy from an Alternate Power Source. Such displaced energy shall be deemed Displacement Supplemental Energy.

                           (iii) From the Effective  Date  forward,  delivery of
                  any Displacement Supplemental Energy will be in accordance with the schedules provided by Old Dominion or its power suppliers to Virginia Power and pursuant to Sections 6.01 and 6.02 of this Agreement and the Transmission Service Agreement.

                           (iv) From the Effective Date through August 31, 2005,
                  whenever Old Dominion obtains Excluded Supplemental Capacity, it also shall be responsible for obtaining all of the energy associated with such Excluded Supplemental
                  Capacity.   Such  energy  shall  be  deemed  Excluded
                  Supplemental Energy.

                           (v) Prior to October 1, 2000, Old Dominion shall
                  provide to Virginia Power a projection of the remaining one-half of the Old Dominion Monthly Supplemental Energy for each month of calendar year 2002. The Parties shall review Old Dominion's projection, and the projection of the remaining one-half of the Old Dominion Monthly Supplemental Energy shall be subject to the mutual acceptance of the Parties. The remaining one-half of the Old Dominion Monthly Supplemental Energy shall be equivalent to this mutually accepted projection and shall be considered fixed and Virginia Power shall provide the balance of the Old Dominion Monthly Supplemental Energy pursuant to 8.01(d)(i) regardless of the actual Old Dominion Monthly Supplemental Energy in calendar year 2002.

                           (vi) The calculation to determine Old Dominion
                  Monthly Supplemental Energy shall be as set forth in Appendix H, Section V.


         8.02     Charges for Purchases By Old Dominion Pursuant to
Section 8.01.

                  (a)      Supplemental Energy.

                           (i) Through December 31, 2000, for purchases by Old
                  Dominion of Old Dominion Monthly Supplemental Energy from Virginia Power pursuant to Section 8.01(d), Old Dominion shall pay Virginia Power a Monthly Supplemental Energy Charge based on Virginia Power's average system energy cost, less North Anna energy cost, as set forth initially in Appendix G, Sections III.A. and VI.

                           (ii) Commencing January 1, 2001, for purchases by Old
                  Dominion of Old Dominion Monthly Supplemental Energy from Virginia Power pursuant to Section 8.01(d), Old Dominion shall pay Virginia Power at rates, set by Virginia Power, that are based on the projected cost of energy from its combined cycle and peaking units subject to an annual true-up as set forth in Appendix G, Section III.B. The generating units to be included in the determination of the Old Dominion Monthly Supplemental Energy cost during this period shall be agreed to by the Parties. Selection of the generating units and the appropriate rate calculation will be finalized on or before October 1 of each year for the following calendar year, as set forth in Appendix G, Section III.B.

                  (b)     Supplemental Demand.

                          (i) Old Dominion shall pay Virginia Power for Old
                  Dominion Monthly Supplemental Demand purchased, exclusive of Excluded Supplemental Capacity, pursuant to Section 8.01(a) at the rates set forth in Appendix G, Section I.

                          (ii) For the capacity defined in Section 8.01(a)(ii),
                  the maximum price Old Dominion shall pay to Virginia Power for capacity to serve such Old Dominion Monthly Supplemental Demand shall be the Market Price for wholesale capacity at that time. As an incentive for Virginia Power to minimize the rate to Old Dominion, Old Dominion agrees to share the savings between the Market Price and Virginia Power's proposed price to supply such capacity if Old Dominion purchases from Virginia Power. If however, Old Dominion demonstrates to Virginia Power that Old Dominion can obtain
                  Excluded   Supplemental Capacity at  a  lower  cost  under
                  comparable terms and conditions from an Alternate Power Source, then Virginia Power will have the option to adjust its price to match the lower cost from an Alternate Power Source or Old Dominion may obtain the Excluded Supplemental Capacity from the Alternate Power Source without any obligation to Virginia Power under this Agreement. At such time as Virginia Power has no obligation to serve any Old Dominion Monthly Supplemental Demand, Old Dominion will have no obligation to pay Virginia Power for any Old Dominion Monthly Billing Demand as set forth in Appendix H, Section III.

                  (c)      Alternative Power Supply and Rates.

                           (i) In the event that (1) any  existing  customer  of
                  Old Dominion or any Old Dominion Member or (2) any future customer located in an Old Dominion Member's service territory obtains the right to receive electric service from an "alternate power supplier" and receives a firm offer from such "alternate power supplier", Old Dominion and its appropriate Member shall use their best efforts to obtain or retain that service to the customer. Such best efforts by Old Dominion and its Member shall include, but shall not be limited to, proposing to the customer reasonable options using economic development or discounted rates, each of which may include a reasonable margin over costs.

                           (ii) In order to assist Old Dominion or any Old
                  Dominion Member in attracting a new retail customer or retaining the load of an existing Old Dominion Member retail customer that is considered by Old Dominion to be at risk ("at-risk load"), Virginia Power, upon notification by Old
                  Dominion,  shall  make  available to Old  Dominion  and  Old
                  Dominion  shall,  through  the  Old Dominion  Members,   make
                  available to the "at-risk load" the most cost-effective alternative tariff contained in Virginia Power's then-current Virginia retail tariffs for which such "at-risk load" would
                  qualify  pursuant  to  that tariff's   applicability  clause.
                  Verifiable billing determinants shall be made available to Virginia Power each month, and Virginia Power shall calculate the billing credit based on the difference in the "at-risk load" billing determinants billed under this Agreement and
                  those   billing determinants   billed  under  the  alternate
                  available Virginia Power rate schedule and credit Old Dominion accordingly.

                           (iii) In the event that Old Dominion or the Old Dominion Member is still at risk of losing a retail customer after making all of the efforts as set forth herein, then Old Dominion shall have the right to reduce its purchases from Virginia Power accordingly and generate, purchase or otherwise obtain an equivalent amount of power (i.e., demand and energy) elsewhere in order to retain that customer.

                           (iv) In the event that,  notwithstanding Old
                  Dominion's and the Old Dominion Member's best efforts as defined above, a retail customer of Old

                  Dominion or one of its Members has rejected in writing all of the proposals set forth in this section and has purchased electric service from an "alternate power supplier," then Old Dominion may reduce its purchases of supplemental demand and energy from Virginia Power to the extent of the existing load lost to the "alternate power supplier" and may purchase an equivalent amount of demand and energy elsewhere.

                           (v) When Virginia Power's obligation to provide
                  Peaking Capacity ceases, the capacity and energy serving load
                  (1) under an alternative Virginia Power tariff pursuant to
                  Section 8.02(c)(ii), (2) with power purchased or obtained elsewhere pursuant to Section 8.02 (c)(iii), or (3) lost to the "alternate power supplier" pursuant to Section 8.02(c)(iv) shall be deemed to be Old Dominion Excluded Supplemental Capacity and Excluded Supplemental Energy.

                           (vi) This Section 8.02(c) shall not be applicable to
                  any new "at risk load" after December 31, 2002.

         8.03 Peaking Capacity and Energy Purchases. Virginia Power shall sell to Old Dominion and Old Dominion shall purchase Peaking Capacity and associated energy as provided below:

                  (a)      Peaking Capacity

                           (i) Except as provided otherwise in this Article VIII
                  of the Agreement, for each month from March 28, 1996, through December 31, 2002, Virginia Power shall provide and sell to Old Dominion firm Peaking Capacity as determined pursuant to Appendix M, Section I., in an amount equal to four percent (4%) of the maximum Old Dominion Monthly Delivered Demand in each of the preceding calendar years beginning with January 1, 1995, and Old Dominion shall purchase suc capacity, which shall be considered an additional Old Dominion Generation Resource. The Old Dominion annual supplemental demand reductions and the related Peaking Capacity supplied by Virginia Power will be cumulative. The four percent (4%) annual supplemental demand reduction will occur on January 1 of each subsequent year.

                           (ii) For calendar year 2003, Old Dominion will have
                  the option of continuing to purchase Peaking Capacity from Virginia Power. Old Dominion must notify Virginia Power by January 1, 2002, if Old Dominion will continue to purchase the cumulative Peaking Capacity. If Old Dominion does not provide such notice, Virginia Power's obligations to provide Peaking Capacity shall cease on December 31, 2002 and the amount of such Peaking Capacity shall be fixed at the capacity level in effect for 2002 through August 31, 2005. If Old Dominion provides such notice, Old Dominion will continue to purchase Peaking Capacity from Virginia Power in 2003, which will increase from the capacity level in effect for 2002 by the four percent (4%) calculation. After December 31, 2003, the amount of such Peaking Capacity shall be fixed at the capacity level in effect for 2003 through August 31, 2005. Virginia Power will not be obligated to provide Peaking Capacity after December 31, 2003.

                           (iii) After Virginia Power's obligation to provide
                  Peaking Capacity ceases, Old Dominion shall obtain such capacity from an Alternate Power Source and such capacity shall be deemed Excluded Peaking Capacity.

                           (iv) The amount of cumulative Peaking Capacity shall
                  be reduced by the amount of any load transfers after the Effective Date either to other utility's(ies') control area(s) or through the installation of diesel generators, by Old Dominion or any of the Old Dominion Members for improvement in operations or reliability. Furthermore, if for any reason existing load is transferred from another utility's(ies') control area(s) to Old Dominion or any Old Dominion Member's service territory falling within Virginia Power's control area, the cumulative Peaking Capacity shall be increased by the amount of such load transfer.

                  (b)      Peaking Energy Purchases.

                           (i) Virginia  Power  shall sell and Old Dominion
                  shall purchase Peaking Energy as determined pursuant to Appendix M, Section II.

                           (ii) Old Dominion will have the right to displace up
                  to two-thirds of the accumulated Peaking Energy from January 1, 1998, through December 31, 1998, and all or any portion of its accumulated Peaking Energy requirements beginning January 1, 1999 through December 31, 2002 by obtaining such energy from an Alternate Power Source. Such displaced Peaking Energy shall be deemed Displacement Peaking Energy. However, whether or not Old Dominion obtains Displacemen Peaking Energy, Virginia Power is obligated to plan for and be prepared to supply Old Dominion's Peaking Energy requirements until Virginia Power's obligation to provide Peaking Capacity ceases. Thereafter, Virginia Power will not be obligated to provide Old Dominion's Peaking Energy requirements and Old Dominion shall obtain Peaking Energy from an Alternate

                  Power Source to serve such energy requirements. Such energy shall be deemed Excluded Peaking Energy.

                  (c) Peaking Capacity Charges. Old Dominion shall pay Virginia Power for Peaking Capacity purchased pursuant to Section 8.03(a) at the rates set forth in Appendix G, Section II.

                  (d) Peaking Energy Charges. Through December 31, 1999, for purchases by Old Dominion of monthly Peaking Energy from Virginia Power pursuant to Section 8.03(b), Old Dominion shall pay Virginia Power a Monthly Peaking Energy Charge based on Virginia Power's average system energy cost, less North Anna energy cost, as set forth in Appendix G, Sections V.A. and VI. For the period commencing January 1, 2000, Virginia Power shall charge Old Dominion a Monthly Peaking Energy Charge for Peaking Energy purchased from Virginia Power based on the projected generation cost of Virginia Power's owned and operated peaking units subject to an annual true-up as set forth in Appendix G, Section V.B. The Virginia Power peaking units to be used in determining a Monthly Peaking Energy Charge shall be mutually agreed to by the Parties on or before each October 1 for the following calendar year.

                  (e) Supplemental Billing Demands. On a monthly basis, if the Old Dominion Monthly Supplemental Demand, as determined in accordance with Appendix H, Section I., prior to crediting the Peaking Capacity, is less than the total Peaking Capacity provided by Virginia Power, then the Peaking Capacity shall be equal to the Old Dominion Monthly Demand less the sum of the Old Dominion Monthly North Anna Capacity and Old Dominion Monthly Accredited Firm Capacity (other than Peaking Capacity) and Old Dominion Monthly Accredited Non-Firm Capacity. Accordingly, the Old Dominion Monthly Supplemental Demand component of the Old Dominion Monthly Billing Demand shall be equal to zero for the month.

         8.04 Limitation on Virginia Power's Obligation to Serve Supplemental Demand and Provide Supplemental Energy.

                  (a) Virginia Power shall not be required by this Agreement to serve supplemental demand or provide energy outside the area in which Virginia Power provides requirements service at wholesale or retail as of the Effective Date, except for any minor boundary adjustments and minor reallocations between Old Dominion Members and contiguous systems.

                  (b) If generating capacity or energy should become inadequate to supply the full needs of both the Old Dominion Members' consumers and Virginia Power customers, Old Dominion and Virginia Power shall share such deficiency on a pro rata basis for Old Dominion purchases from Virginia Power.

                  (c) For any amount of the Old Dominion Monthly Supplemental Demand with respect to which Old Dominion obtains Excluded Supplemental Capacity, Old Dominion shall not be entitled to obtain from Virginia Power and Virginia Power shall have no obligations to serve such amount of Old Dominion Monthly Supplemental Demand or the associated Old Dominion Monthly Supplemental Energy.

         8.05 Reserve Capacity and Energy and Charges Therefor Related to the North Anna Facilities and Clover Facilities.

                  (a) During the term of this Agreement, Old Dominion will purchase and Virginia Power will provide Old Dominion Reserve Capacity for Old Dominion's ownership interest in North Anna Unit 1 and Unit 2 and Clover Unit 1 and Unit 2 until each of these units is retired or Old Dominion's ownership interest in any of such units is reduced to zero. For the period January 1, 1998, through December 31, 2001, for Old Dominion Monthly North Anna

Capacity and Old Dominion Monthly Clover Capacity Old Dominion shall carry generation reserves equal to the annual projected System Reserve Margin, less three and 23/100ths percent (3.23%). Beginning January 1, 2002, for Old Dominion Monthly North Anna Capacity and Old Dominion Monthly Clover Capacity, Old Dominion shall carry a percentage of generation reserves equal to the annually projected System Reserve Margin. Virginia Power agrees to sell and Old Dominion agrees to purchase Old Dominion Reserve Capacity at the rates set forth in Appendix I. Prior to October 1, 2001, the Parties will negotiate a Reserve Capacity Charge for 2002 and beyond. The Reserve Capacity Charge will be calculated based on mutually acceptable, designated Virginia Power-owned peaking units operating at that time.

                  (b) Subject to the provisions of Section 8.05(c), Old Dominion Monthly Reserve Energy for the North Anna Facilities and Clover Facilities shall be sold by Virginia Power and purchased by Old Dominion at the Monthly Reserve Energy Charge based on Virginia Power average system energy costs, less North Anna energy costs, as set forth initially in Appendix G, Sections IV.A. and VI., through December 31, 2001. Effective January 1, 2002, Virginia Power will charge Old Dominion the negotiated and agreed upon Monthly Reserve Energy Charge based on the associated peaking energy costs from mutually acceptable, designated Virginia Power-owned peaking units operating at that time subject to an annual true-up pursuant to Appendix G, Section IV.B. Selection of the generating units and the appropriate rate calculation will be finalized on or before October 1 of each year for the following calendar year.

                  (c) Old Dominion may displace all or any portion of its purchases of Old Dominion Monthly Reserve Energy from Virginia Power by purchasing such energy from an Alternate Power Source as of the Effective Date. Such energy shall be deemed Displacement

Reserve Energy. Delivery of any Displacement Reserve Energy will be scheduled in accordance with the schedules provided by Old Dominion or its reserve energy suppliers to Virginia Power, pursuant to Sections 6.01 and 6.02 and the Transmission Service Agreement.

         8.06 Reserve Capacity and Reserve Capacity Charges for Jointly Planned Generation Resources. For future generation resources jointly planned between Virginia Power and Old Dominion, Old Dominion and Virginia Power shall at all times carry a percentage of generation reserves equal to the annually projected System Reserve Margin. If Virginia Power provides the necessary reserves for the jointly planned generation resource to Old Dominion, the Planning and Administrative Committee shall determine the price of such reserves.

         8.07 Exchange of Displacement Energy. For any overscheduling of Displacement Supplemental Energy, Displacement Reserve Energy and Displacement Peaking Energy, Old Dominion and Virginia Power will exchange like-kind energy.

         8.08 Limitations of Parties' Rights to Seek Regulatory Review. The terms and conditions of service specified in this Agreement, including the terms regarding rates for service and the term of the Agreement itself shall remain in effect for the term of the Agreement and shall not be subject to change through application to FERC pursuant to the provisions of Section 205 or 206 of the Federal Power Act absent the consent of both Parties hereto.

                                   ARTICLE IX
                               Facilities Charges

         9.01 Facilities Charges. Old Dominion shall pay all facilities charges related to the facilities listed on Appendix J and any additional excess facilities requested by Old Dominion. Those charges shall be for facilities in excess of those normally required and shall initially be at the levels shown on Appendix J and shall be changed from time to time pursuant to the provisions of Appendix J.

                                   ARTICLE X
                                    Billing

         10.01 Billing Methods. Billing for all payments due under this Agreement shall be in the format provided in Appendix K.

         10.02 Rendering Bill. Each Party shall render to the other Party monthly a billing statement no later than the twentieth day of the month, transmitted by wire or delivered by courier, covering the charges for rendering services under the Agreement.

         10.03    Payment.

                  (a) Payment for items 3 through 17 on Appendix K shall be due upon presentation of the bill. If payment is not received within ten (10) days from the date the invoice is transmitted or delivered, interest at the Special Interest Rate will accrue from date of presentation until payment is received. Date of presentation is the day the bill is wired or, if delivered by courier, the date delivered.

                  (b) Payment for items 1 and 2 of Appendix K shall be due upon presentation. If payment is not received by the fifteenth of the month following presentation of the bill, interest at the Special Interest Rate will accrue from date of presentation until payment is received. Date of presentation is the day the bill is wired or, if delivered by courier, the date delivered.

         10.04 Methods of Payment. All payments required to be made by either Party under this Agreement in excess of $10,000 shall be paid on or before the due date in immediately available funds by delivery (before 11:00 a.m., Richmond time) of either a Federal Reserve check or evidence of bank wire to the other Party's account, at a bank designated by such Party. If any such payment is to be made by bank wire, the Party entitled to the payment shall advise the other Party of the appropriate bank and account number at least one business day before the payment is due. All other payments required to be made under this Agreement may be made by check deposited in the United States mail, first-class postage prepaid, and addressed to Treasurer, Virginia Electric and Power Company, P.O. Box 26666, Richmond, Virginia 23261, if payable to Virginia Power, and addressed to Vice President - Finance and Accounting, Old Dominion Electric Cooperative, P.
O. Box 2310,  Glen  Allen,  Virginia  23060,  if  payable to Old Dominion.

         10.05 No Arbitration; Resolution of Disputes. No Party shall have the right to arbitrate any dispute that might arise with respect to this Agreement. Any disagreement between the Parties as to their rights or obligations under this Agreement shall first be addressed by consultation between the Authorized Virginia Power Representatives as determined in accordance with Section 19.03 of the Purchase, Construction and Ownership Agreement and the Authorized Old Dominion Representatives as determined in accordance with Section 19.02 of the Purchase, Construction and Ownership Agreement. In the event such representatives are unable to satisfactorily resolve their disagreement, they shall refer the matter to the Executive Committee created pursuant to Section
18.13 of this Agreement. No dispute as to the payment of an invoice rendered by either Party shall permit the other Party to delay payment of the disputed invoice, in full, on its payment date. If the invoiced Party shall have paid any such disputed invoice, in full, on or before its payment date and if the Authorized Virginia Power Representatives and the Authorized Old Dominion Representatives, or the Executive Committee created pursuant to Section 18.13, or a court of competent jurisdiction, should later determine that a disputed invoice was for an amount in excess of the correct amount due, then the invoicing Party shall be obligated to refund the difference to the invoiced Party within ten (10) days of such determination with interest, if any, upon such amount as follows:

                  (a) If such difference resulted from a deviation from an estimate not caused by error or bad faith, interest shall be payable at the Regular Interest Rate;

                  (b) If such difference resulted from an error, interest shall be payable at the Regular Interest Rate; and (c) If such difference resulted from bad faith, such interest shall be payable at the Special Interest Rate.

         10.06 Billing Adjustments. Billing errors or adjustments to estimates of $5,000 per event or more discovered through (i) resolution of billing disagreements pursuant to Section 10.05, (ii) audit or (iii) normal billing procedures, will be adjusted and interest will accrue at the Regular Interest Rate from the date of payment of the original bill through the date of payment of the adjustment. Adjustments of less than $5,000 per event will be made, but no interest will accrue. Adjustments including interest must be paid in accordance with Section 10.03 hereof.

                                   ARTICLE XI
                                Operating Costs

         11.01    Operating Costs.
                  (a) During the term of this Agreement, Old Dominion shall pay to Virginia Power only its pro rata share of the direct costs of operating and maintaining the North Anna Facilities, including any administrative and general costs directly attributable to North Anna ("North Anna A&G Costs"). A billing format is presented in Appendix L, Section I. hereto. The billing format is subject to review in accordance with Section 11.01(e) and any proposed changes to the format must be agreed to by both parties prior to any changes being implemented. For purposes of this Section 11.01(a), Old Dominion's pro rata share of the North Anna Facilities shall be 11.6%. This pro rata share shall be subject to change from time to time in accordance with Sections 15.03, 16.01 and
16.02 of the Purchase, Construction and Ownership Agreement.

                  (b) As of the Effective Date, the Parties have been unable to identify to their mutual satisfaction those administrative and general costs that are to be allocated to Old Dominion under the "directly attributable" standard of Section 11.01(a). In lieu of allocating costs under this standard, the Parties agree that for the period January 1, 1996, through December 31, 2000, Old Dominion shall pay to Virginia Power a fixed monthly fee of $100,000, inclusive of costs previously billed as Cooperative Billing Fees and Nuclear Fuel Accounting Fees ("Fixed Monthly A&G Fee") as full and complete compensation for administrative and general services on behalf of the North Anna plant and its employees provided by Virginia Power. Virginia Power will not transfer costs from current corporate center functions and activities to North Anna or nuclear support O&M cost centers in order to recover costs from Old Dominion that are not directly attributable to North Anna.

                  (c) "Administrative and general services" as used in this
Article XI includes all functions or activities properly chargeable to the "Administrative and General Expenses" category of accounts as defined by FERC in its Uniform System of Accounts (accounts 920-935). Without regard to whether these are appropriate categories for inclusion in a future methodology for determining North Anna A&G Costs, services covered by the Fixed Monthly A&G Fee include, but are not limited to, the following Virginia Power corporate center functions or activities:

    Payroll                   Telecommunications
    Purchasing                Human Resources
    Data Processing           Auditing
    Rates                     Public Affairs
    Legal                     Governmental Affairs
    Treasury                  Corporate Communications
    Accounting                General Administration and Supervision
    Finance

The Parties agree that for the period January 1, 1996, through December 31, 2000, the Fixed Monthly A&G Fee expressly covers all administrative and general services and that these services or functions shall not be directly charged or allocated in any other fashion to Old Dominion except as follows:

                     (i) North Anna NRC fees will be billed to Old Dominion as part of the North Anna operating costs based on Old Dominion's North Anna Percentage Ownership Interest.

                     (ii) North Anna insurance premiums will be billed to Old Dominion as part of the "new investment" section of the invoice based on Old Dominion's North Anna Percentage Ownership Interest.

                     (iii) North Anna and nuclear support payroll benefits (billed as payroll add-on) related to salaries included in the O&M FERC accounts will be billed to Old Dominion as part of the O&M section of the invoice. (The Fixed Monthly A&G Fee will cover payroll benefits (billed as payroll add-on) related to North Anna A&G Costs.)

                  (d) In addition,  Old Dominion shall pay a pro rata share of
only the specific expenses  associated with  involuntary   severance  of
employees arising out of Virginia Power's Vision 2000 program directly attributable to North Anna for only the years 1996 through 1998. Those payments shall be calculated as follows:

                     1996 - pro rata share of actual severance expenses,  not to exceed  $400,000;

                     1997 - pro rata  share of  actual severance expenses,  not to exceed $200,000;

                     1998 - pro rata share of actual severance  expenses,  not
                            to exceed $20,000.

For purposes of this Section 11.01 (d), Old Dominion's pro rata share of actual severance expenses shall be based on:

                     (i) 11.6% of severance expenses associated with employees at North Anna, in accordance with Appendix L, Footnote (A);

                     (ii) 6.12% of severance expenses associated with employees in nuclear support business units in accordance with Appendix L, Footnote
      (B);

                     (iii) .881% of severance expenses associated with employees in the corporate center.

                  (e) In the event Virginia Power institutes a cost savings program after the Effective Date that is intended to benefit both Parties, Virginia Power shall give Old Dominion prior notice of the program and demonstrate the expected cost savings to Old Dominion from the program if it expects Old Dominion to bear its reasonable proportion of the costs of such program. Old Dominion shall pay its reasonable, proportionate share of the costs of such program provided that the cost savings have been adequately demonstrated.

                  (f) The Parties shall negotiate in good faith so that on or before December 31, 2000, they (1) mutually agree to a new methodology to calculate the North Anna A&G Costs, (2) mutually agree to use improved Virginia Power accounting or billing systems which allow for the specific identification and assignment of North Anna A&G Costs or; (3) mutually agree to adjust the Fixed Monthly A&G Fee to reflect changes in the costs or benefits to either Party. In the event the Parties are unable to agree on any of the foregoing, Virginia Power shall bill Old Dominion based on Virginia Power's understanding of the administrative and general costs directly attributable to North Anna for Old Dominion's share of North Anna A&G Costs and Old Dominion reserves all of its rights to take exception to and to object to such billings including making payments to Virginia Power under protest, based on Old Dominion's understanding of the administrative and general costs directly attributable to North Anna.

                  (g) Virginia Power will continue to be obligated to provide all information provided to Old Dominion as of January 1, 1997, including all information shown in Appendix L, Section II. Any changes or improvements made by Virginia Power in its accounting system for North Anna costs should also be incorporated into the information provided to Old Dominion.

         11.02 Nuclear Fuel Costs. Old Dominion will pay its pro rata share of the expenses associated with nuclear fuel as provided in the Nuclear Fuel Agreement.


                                  ARTICLE XII
               Accounting Matters and Access to Books and Records

         12.01 Responsibility and Method of Accounting. All accounting related to the transactions contemplated by this Agreement shall utilize the accrual method of accounting and shall be in accordance with Generally Accepted Accounting Principles, FERC's Uniform System of Accounts or as prescribed by other regulatory agencies having jurisdiction, all as in effect from time to time.

         12.02    Right to Inspect Records, Etc               .

                  (a) During normal business hours and subject to conditions consistent with the conduct by Virginia Power of its regular business affairs and responsibilities, Virginia Power will provide Old Dominion, Old Dominion's Authorized Representative(s) or any auditor utilized by Old Dominion reasonably acceptable to Virginia Power or any nationally recognized auditing firm retained by Old Dominion, access to Virginia Power's books, records, and other documents, directly related to the performance of Virginia Power's obligations under this Agreement (but excluding internal memoranda, records and documents relating to such matters and minutes of the Board of Directors and committees thereof) and, upon request, copies thereof, which set forth (i) all costs applicable to the construction, operation, maintenance and retirement of the North Anna Facilities to the extent necessary to enable Old Dominion to verify the costs for which Old Dominion is billed pursuant to the provisions of this Agreement, and (ii) matters relating to the design, construction, operation, and retirement of the North Anna Facilities in proceedings before any regulatory body or governmental agency having jurisdiction. Old Dominion will bear the cost of any copying, review or audit of such books and records. Notwithstanding the foregoing, however, Virginia Power shall not be required to make available to Old Dominion any reports and information relating to personnel practices, staffing or labor relations.

                  (b) During normal business hours and subject to conditions consistent with the conduct by Old Dominion of its regular business affairs and responsibilities, Old Dominion will provide Virginia Power, Virginia Power's Authorized Representative(s), or any auditor utilized by Virginia Power reasonably acceptable to Old Dominion or any nationally recognized auditing firm retained by Virginia Power, access to Old Dominion's books, records, and other documents (but excluding internal memoranda, records and documents relating to such matters and minutes of the Board of Directors and committees thereof), and, upon request, copies thereof, which relate to this Agreement. Virginia Power will bear the cost of any copying, review or audit of such books and records. Notwithstanding the foregoing, however, Old Dominion shall not be required to make available to Virginia Power any reports and information relating to personnel practices, staffing or labor relations.

         12.03 Confidentiality. During the term of this Agreement, it may become necessary or desirable, from time to time, for one Party to provide to the other Party information which is either privileged, confidential or proprietary (whether so designated by the Party providing it or at the time of that Party's having obtained it from a third party, and if the latter, there will be no obligation to disclose such information to the requesting Party without the consent of such third party; provided, however, that the Party that obtained such information will use its best efforts to obtain such consent). The Party desiring to protect any such information (the labeling Party) may label such information as either privileged, confidential or proprietary and thereafter the other Party will not reproduce, copy, use or disclose (except when required by governmental authorities or in connection with obtaining requisite governmental licenses, permits or approvals) any such information in whole or i part for any purpose without the written consent of the labeling Party, which consent will not be unreasonably withheld. Each Party may use any such copy, the information contained therein, or both, only in the exercise of its respective rights and obligations pursuant to this Agreement and such information will neither be sold nor used in connection with other generating plants or for the benefit of any third party. Each Party will take all reasonable steps to protect the other Party's proprietary, privileged, or confidential information, including, but not limited to, by (a) restricting its use internally on a "need-to-know" basis, (b) obtaining appropriate confidentiality agreements from those employees, agents, and contractors to whom such information may be otherwise disclosed under this Agreement, and (c) ensuring the return of all copies of labeled information to the labeling party when the need therefor to aid in performance of this Agreement no longer exists. The respective mortgagees and security deed holders of the Parties will be entitled to inspect (but not to copy) any information labeled by one of the Parties that has not been designated as proprietary, privileged or confidential by any other person or entity. In disclosing confidential or proprietary information to governmental authorities, the disclosing Party shall cooperate with the labeling Party in minimizing the amount of such information furnished including the redaction of information appearing on specific documents as is appropriate under the circumstances. At the specific request of the labeling Party, the other Party will endeavor to secure the agreement of such governmental authorities to maintain specified portions of such information in confidence. Notwithstanding the foregoing, no Party will be liable to protect the confidentiality of information as provided in this Section 12.03 if such information is otherwise available to such Party or is in the public domain.

         This Section 12.03 will not limit or restrict compliance by RUS or any governmental authority with requests under the Freedom of Information Act for any copies of, or the information contained in, anything in the possession of RUS or other governmental authority obtained pursuant to this Agreement. Compliance by RUS or other governmental authority with any such request will not constitute a violation of this Agreement.


                                  ARTICLE XIII
               Liability, Service Interruptions and Force Majeure

         13.01 Liability.

                  (a) In providing the services called for by this Agreement, Virginia Power shall use reasonable diligence at all times to provide reasonably adequate service. Virginia Power, however, does not guarantee continuous service. The Parties acknowledge that, at the request of and for the convenience of Old Dominion, Virginia Power is to have full responsibility for the maintenance and operation of the North Anna Facilities. The judgment of Virginia Power personnel shall be final in decisions concerning operation and maintenance of the North Anna Facilities. With respect to claims of third parties, Old Dominion agrees that Virginia Power does not by this Agreement assume any risks or liabilities with respect to the operation and maintenance of Old Dominion's share in the North Anna Facilities, and that the amounts payable to Virginia Power for its performance under this Agreement are determined on the basis that Virginia Power does not assume such risks or liabilities. Virginia Power's obligation to Old Dominion with respect to the operation and maintenance of the North Anna Facilities shall be as set forth in this Agreement, the Purchase, Construction and Ownership Agreement and the Nuclear Fuel Agreement.

                  (b) In addition to all other limitations on liability contained in this Agreement, neither Party hereto shall be liable to the other Party to this Agreement for any damage or loss resulting from the interruption, prevention, suspension or failure of service caused by:

                         (i) Force Majeure, as defined in Section 13.03 below;
            or

                         (ii) An emergency action due to an adverse condition or
            disturbance on a Party's system, or on any other system which requires automatic or manual interruption of the supply of electricity to some customers or areas in order to limit the extent of, or damage caused by, the adverse condition or
            disturbance,   or  to   prevent   damage  to   generating   or
            transmission   facilities,   or  to  expedite  restoration  of
            service, or to effect a reduction in service to compensate for an emergency condition on an interconnected system; or

                         (iii)  The   making  of   necessary   inspections   of,
            adjustments to, changes in, or repairs to a Party's lines, substations or other facilities and in cases where the continuation of services would endanger persons or property.

                  (c)  With   respect  to  claims   relating  to  the   quality,
continuity, reliability or price of electric service,

                         (i) Virginia  Power shall not be liable to Old Dominion
            Members or the member-consumers of Old Dominion Members or any other persons or entities claiming through or against Old Dominion or Old Dominion Members for any expenses, damages, injuries or loss arising out of or resulting from the maintenance or operation of facilities, and Old Dominion shall indemnify Virginia Power against such liability; and

                         (ii) Old Dominion shall  not  be  liable  to  the
            retail  or   wholesale customers  of  Virginia  Power or any other
            persons or entities claiming through or against Virginia Power for any expenses, damages, injuries or loss arising out of or resulting
            from the operation or  maintenance of the North  Anna   Facilities,
            and Virginia Power shall indemnify Old Dominion against such liabilities.

With respect to all other claims, the Parties will share all expenses and liabilities in the same proportion that they share ownership in the North Anna Facilities.

         13.02 Responsibility on Either Side of Interconnection Point. Neither Party shall be responsible for the transmission, control, use or application of electric power provided under this Agreement on the other Party's side of any Interconnection Point. Electricity is supplied by Virginia Power to Old Dominion upon the express condition that after it passes the Interconnection Point it becomes the property of Old Dominion; and neither Party, unless and except to the extent that such results from the negligence or misuse of the property on the part of its employees or agents, subject to the limitations of Section 13.01, will be liable for loss or damage to any persons or property whatsoever, resulting directly or indirectly from the use, misuse, or presence of the said electricity, on the other Party's side of the Interconnection Point or for any loss or damage resulting from the presence, character, or condition of the wires or equipment of the other Party, nor shall it be responsible for the inspection or repair of such wires or equipment.

         13.03 Force Majeure. Virginia Power and Old Dominion shall not be liable or responsible for any delay in the performance of, or the ability to perform, any duties or obligations required by this Agreement when such delay in performance or inability to perform results from a Force Majeure occurrence, except that the obligation to pay money in a timely manner is absolute and shall not be subject to the Force Majeure provisions. Force Majeure as used herein shall mean without limitation, the following: Acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders, or absence of necessary orders and permits of any kind which have been properly applied for, from the Government of the United States or from any State or Territory, or any of their departments, agencies or officials, or from any civil or military authority; extraordinary delay in transportation; inability to transport, store or reprocess spent nuclear fuel; unforeseen soil conditions; equipment, material, supplies, labor or machinery shortages; epidemics; landslides; lightning; earthquakes; fire; hurricanes; tornadoes; storms; floods; washouts; drought; war; civil disturbances; explosions; breakage or accident to machinery, generation, transmission or distribution facilities, pipes or canals; partial or entire failure of utilities; breach of contract by any supplier, contractor, subcontractor, laborer or materialman; sabotage; injunction; blight; famine; blockade; quarantine; or any other similar cause or event not reasonably within the control of Virginia Power or Old Dominion.

         13.04 Remedy. A Party suffering an occurrence of Force Majeure shall remedy with all reasonable dispatch the cause or causes preventing such Party from carrying out its duties and obligations as required in this Agreement; provided, that the settlement of strikes, lockouts and other industrial disturbances affecting Virginia Power or Old Dominion facilities shall be entirely within the discretion of that Party, and it shall not be required to make settlement of strikes, lockouts, or other industrial disturbances by acceding to the demands of the opposing party or parties when such course is unfavorable in the judgment of such employer.


                                  ARTICLE XIV
                         Representations and Warranties

         14.01 Representations and Warranties of Virginia Power. Virginia Power represents and warrants as follows:

                  (a) Virginia Power is a corporation duly incorporated and validly existing, in good standing, under the laws of Virginia, is duly qualified and authorized to do business and is in good standing in each jurisdiction where the character of its properties or the nature of its actions makes such qualification necessary, and has the corporate power to carry on its business as now being conducted and possesses all Federal and State authority and local franchises necessary for the maintenance and operation of its properties and business with such minor exceptions as will not materially interfere with the operation and maintenance of the North Anna Facilities.

                  (b) Consummation of the transactions hereby contemplated and performance of this Agreement by Virginia Power will not result in violation of any laws, ordinance or governmental rules to which Virginia Power is subject. Virginia Power either has obtained, or at the Effective Date shall have obtained, all necessary governmental approvals and consents in connection with the consummation by Virginia Power of the transactions hereby contemplated and the performance by it of this Agreement.

                  (c) The consummation of the transactions hereby contemplated and the performance by Virginia Power of this Agreement will not result in the breach of, or constitute a default under, the Articles of Incorporation or By-Laws of Virginia Power or any indenture (including the Indenture of Mortgage), mortgage, deed of trust, bank loan or credit agreement, or other agreement or instrument to which Virginia Power is a party or by which Virginia Power or its properties may be bound or affected, or result in the creation of any lien, charge, security interest or encumbrance upon any property of Virginia Power, and Virginia Power is not in default under any term of any such agreement or instrument.

                  (d) Virginia Power is not a "registered holding company," but is a "subsidiary company" of an exempt registered holding company within the meaning of the Public Utility holding Company Act of 1935; and Virginia Power is not, and is not directly or indirectly controlled by, or acting on behalf of any person which is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (e) On the date hereof there exists, as to Virginia Power, no Event of Default or event or condition which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

         14.02  Representations  and  Warranties  of Old Dominion.

         Old Dominion represents and warrants as follows:

                  (a) Old Dominion is a generation and transmission  cooperative duly incorporated and validly existing, in good standing, under the laws of Virginia, is duly qualified and authorized to do business and is in good standing in each jurisdiction where the character of its properties or the nature of its actions makes such qualification necessary, and has the corporate power to carry on its business as now being conducted and possesses substantially all Federal and State authority and local franchises necessary for the maintenance, operation of its properties and business with such minor exceptions as will not materially interfere with the maintenance and operation of the North Anna Facilities.

                  (b) Consummation of the transactions hereby contemplated and performance of this Agreement by Old Dominion will not result in violation of any laws, ordinances, or governmental rules to which it is subject. Old Dominion either has obtained, or at the Effective Date shall have obtained, all necessary governmental approvals and consents, including the approval of RUS, if needed, in connection with the consummation by Old Dominion of the transactions hereby contemplated and the performance by it of this Agreement.

                  (c) The consummation of the transactions hereby contemplated and the performance by Old Dominion of this Agreement, the Purchase Construction and Ownership Agreement and the Nuclear Fuel Agreement will not result in the breach of, or constitute a default under, the Articles of Incorporation or By-Laws of Old Dominion or any indenture, mortgage, deed of trust, bank loan or credit agreement, or other agreement or instrument to which Old Dominion is a party or by which Old Dominion or its properties may be bound or affected, or result in the creation of any lien, charge, security interest or encumbrance upon any property of Old Dominion (other than Permitted Encumbrances, as that term is defined in the Purchase Construction and Ownership Agreement) and Old Dominion is not in default under any term of any such agreement or instrument.

                  (d) On the date hereof there exists, as to Old Dominion, no Event of Default or event or condition which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

                  (e) Each of the Old  Dominion  Members has entered  into  and
will  be  bound  by  the  Wholesale  Power Contracts  on  the  Effective   Date.

                  (f) Old Dominion is authorized to act solely for each and all of the Old Dominion Members in all communications, transactions and relationships with Virginia Power pursuant to this Agreement.

         14.03 Conditions Precedent. On or prior to the Effective Date, each of the following conditions shall have been satisfied: (a) this Agreement shall have been accepted for filing by the FERC, (b) all representations and warranties in Sections 14.01 and 14.02 hereof shall be true with the same effect as though such representations and warranties had been made on and as of such date, and (c) each Party shall have performed all agreements on its part required to be performed on or prior to such date.


                                   ARTICLE XV
                               Term of Agreement

         This Agreement shall become effective on the Effective Date. Unless earlier terminated pursuant to the provisions of Article XVII, this Agreement shall terminate upon the earlier of (1) the date on which the last of the North Anna Facilities is retired (2) the date upon which Old Dominion's ownership interest in the North Anna Facilities and Nuclear Fuel is reduced to zero, or
(3) or as otherwise agreed to by the Parties.


                                  ARTICLE XVI
                                Filing with FERC

         This Agreement shall be filed with FERC, with the request that it become effective on the Effective Date. Old Dominion will join in Virginia Power's request that this Agreement and the initial rates contained herein be accepted for filing with a suspension of no longer than one day and will support the other provisions of this Agreement. If FERC does not accept the provisions of this Agreement for filing or allows the contract to become effective only with changes or conditions which materially alter the Agreement (thereby defeating the intent of the Parties), then, notwithstanding any other provisions of this Agreement the Parties will make a good faith effort to re-negotiate this Agreement to make mutually acceptable changes to remedy any issues cited by FERC as reasons for its non-acceptance. In the event that the Parties are unable to reach a mutually satisfactory re-negotiated Agreement, this Agreement shall be null and void. In the event implementation of this Agreement is delayed beyond January 1, 1998, because of required regulatory approvals, Virginia Power, with the support of Old Dominion, will take such steps as are necessary and feasible to provide Old Dominion with the economic benefit of the pricing agreed upon herein.


                                  ARTICLE XVII
                                    Default

         17.01 Events of Default. Each of the following shall be "Events of Default" under this Agreement:

                  (a) The failure of either Party to make any payment then due to the other Party as required by this Agreement within 30 days of the date when such payment became due and payable; provided, however, that no Party shall be in default for nonpayment of any amount due and payable hereunder to the other Party that can be offset within 30 days after the date on which such amount became due and payable.

                  (b) Willful failure by any Party to perform any other obligation to the other Party, other than obligations for the payment of money, provided that the defaulting party shall have been given not less than 60 days' notice of such willful failure by the non-defaulting Party and such defaulting Party shall have failed to correct such default or shall have failed to use its reasonable best efforts to correct such default.

                  (c) Any of the following acts by any Party:

                      (i) the insolvency or bankruptcy of a Party or its inability or admission in writing of its inability to pay its debts as they mature, or the making of a general assignment for the benefit of, or entry into any composition or arrangement with, its creditors other than Old Dominion's or Virginia Power's mortgagee, as the case may be; or

                      (ii) the application for, or consent (by admission of material allegations of a petition or otherwise) to, the appointment of a receiver, trustee or liquidator for any Party or for all or substantially all of its assets, or its authorization of such application or consent, or the commencement of any proceedings seeking such appointment against it without such authorization, consent or application, which proceedings continue undismissed or unstayed for a period of 60 days; or

                      (iii) the authorization or filing by any Party of a voluntary petition in bankruptcy or application for or consent (by admission of material allegations of a petition or otherwise) to
         the  application  of  any bankruptcy,   reorganization,   readjustment
         of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction or the institution of such proceedings against
         any   Party    without    such authorization,    application    or
         consent,    which proceedings remain undismissed or unstayed  for 60
         days or which result in adjudication of bankruptcy or insolvency within such time.

         17.02 Virginia Power's Rights on Default of Old Dominion. Whenever any Event of Default by Old Dominion shall have occurred and Virginia Power intends to require that the default be remedied, Virginia Power shall give Old Dominion written notice to remedy the default. If the default shall not have been fully cured within 30 days from the date of the notice, Virginia Power shall have the rights set forth herein, in addition to all other rights it may have at law or in equity.

                  (a) Where the default is a failure to pay money when due:

                     (i) Subject to the limitations contained in the Federal Power Act or regulations duly promulgated thereunder, Virginia Power may, 30 days after delivery to Old Dominion and the Old Dominion Members of written notice of termination, terminate all service
           under  this  Agreement.   Notwithstanding   such termination,
           Virginia Power shall be authorized to continue to operate, maintain and fuel the North Anna Facilities and to schedule and dispatch the capacity and energy from such North Anna Facilities. In the event this provision is invoked Virginia Power shall maintain an accurate record of all the benefits, including but not limited to the capacity and energy from Old Dominion's ownership interest in the North Anna Facilities, and costs of such continued operation, maintenance and fueling to provide for a reasonable settlement following removal of the default.

                     (ii) Failure of Old Dominion to make any payment on the date required under this Agreement shall obligate Old Dominion to pay to Virginia Power (a) the unpaid amount, (b) interest on the unpaid amount at the Special Interest Rate from the date such payment was due until the amount is paid and (c) the reasonable expenses incurred by Virginia Power in collecting the unpaid amount.

                     (iii) Where a default under Article XV of the Purchase, Construction and Ownership Agreement shall have otherwise permitted Virginia Power to purchase all or a portion of Old Dominion's ownership interest in the North Anna Facilities (as those terms are defined in the Purchase, Construction and Ownership Agreement) any amount in default hereunder shall be offset against the purchase price to be paid to Old Dominion.

         (b) Where the default is the willful failure by Old Dominion to perform an obligation hereunder other than the obligation to pay money when due, Virginia Power may take any lawful action that will remedy the default or mitigate its effects, and Old Dominion shall, upon demand by Virginia Power, pay reasonable losses or damages incurred by Virginia Power as a direct and proximate result of the default and all expenses incurred by Virginia Power in remedying the default or mitigating its effects, together with interest at the Special Interest Rate on that amount until the total amount is paid. A failure by Old Dominion to make payment hereunder shall constitute a default under
Section 17.01(a) and give rise to the remedies available under Section 17.02(a).

         (c) Where the default is any of the acts set forth in Section 17.01(c), Virginia Power shall have the right to take any lawful action, including termination of this Agreement, that Virginia Power determines to be necessary to minimize its losses or enhance its prospects of recovery of amounts due and to become due to it.

         17.03 Old Dominion's Rights on Default of Virginia Power. Whenever any Event of Default by Virginia Power shall have occurred and Old Dominion intends to require that the default be remedied, Old Dominion shall give Virginia Power written notice to remedy the default. If the default shall not have been fully cured within 30 days from the date of the notice, Old Dominion shall have the rights set forth herein, in addition to all other rights it may have at law or in equity.

                  (a) Where the default is a failure to pay money when due, Old Dominion shall have the right to withhold from Virginia Power payment of Old Dominion's obligations hereunder to the extent of the amount in default plus interest at the Special Interest Rate thereon until the amount is paid.

                  (b) Where the default is the willful failure by Virginia Power to perform an obligation hereunder other than the obligation to pay money when due, Old Dominion may take any lawful action that will remedy the default or mitigate its effects, and Virginia Power shall, upon demand by Old Dominion, pay reasonable losses or damages incurred by Old Dominion as a direct and proximate result of the default and all expenses incurred by Old Dominion in remedying the default or mitigating its effects, together with interest at the Special Interest Rate on that amount until the total amount is paid. A failure by Virginia Power to make payment hereunder shall constitute a default under
        Section 17.01(a) and give rise to the remedies available under Section 17.03(a).

                  (c) Where the default is any of the acts set forth in Section 17.01(c), Old Dominion shall have the right to take any lawful action, including termination of this Agreement, that Old Dominion determines to be necessary to minimize its losses or enhance its prospects of recovery of amounts due and to become due to it.

         17.04 Disputes Concerning Default . In the event that any Party shall dispute an asserted default by it, such Party shall pay the disputed payment or perform the disputed obligations, but may do so under protest. The protest shall be in writing, shall precede or accompany the disputed payment or performance of the disputed obligations, shall specify the reasons upon which the protest is based and shall be delivered to the other Party hereunder. In the event it is determined that the protesting Party is entitled to a refund of all or any portion of a disputed payment or payments, or is entitled to reimbursement of the cost of performing a disputed obligation theretofore made or performed, then the protesting Party shall be reimbursed such amount with interest at the Regular Interest Rate for the period involved.

         17.05 Additional Obligations . With respect to any Party as to which an Event of Default has occurred, such Party shall use its best efforts to take any and all such further actions and shall execute and file, where appropriate, any and all such further legal documents and papers as may be reasonable under the circumstances in order to facilitate the carrying out of this Agreement or otherwise effectuating its purpose, including but not limited to action to seek any required governmental or regulatory approval and to obtain any other required consent, release, amendment or other similar document.

         17.06 Injunctive Relief . The Parties hereto agree and acknowledge that the failure of a Party to perform any of its obligations under this Agreement, including the execution of legal documents which may be reasonably requested as set forth in this Article XVII, would cause irreparable injury to the other Party and that the remedy at law for any violations or threatened violation thereof would be inadequate, and agree that the other Party shall be entitled to a temporary or permanent injunction or other equitable relief specifically to enforce such obligation without the necessity of proving the inadequacy of its legal remedies.

         17.07 No Remedy Exclusive . No remedy conferred upon or reserved to the Parties hereto in this Article XVII is intended to be exclusive of any other remedy or remedies available hereunder or now or hereafter existing at law, in equity, or by statute or otherwise, but each and every such remedy shall be cumulative and shall be in addition to every other such remedy. The pursuit by any Party of any specific remedy shall not be deemed to be an election of that remedy to the exclusion of any other or others, whether provided hereunder or by law, equity or statute.

         17.08    Agreement to Pay All Costs to Cure Default           .

                  (a) A late payment charge during periods of default shall accrue on any amount in default at an annual rate equal to that of the Special Interest Rate.

                  (b) If an Event of Default should occur and a Party not in default should employ attorneys or incur other expenses for the collection of any payment or the enforcement of performance or observation of any condition or obligation on the part of a defaulting Party or for the exercise of any other remedy hereunder, the defaulting Party agrees that it will on demand therefore reimburse the other Party for its reasonable expenses of such attorneys and such other expenses incurred. No default shall be deemed cured until all costs payable under this Article, including any attorneys' fees incurred by the Party not in default, and payments pursuant to this Agreement shall have been paid or reimbursed.

         17.09 General Covenant by the Parties. Each Party hereto covenants and agrees that if any event shall occur or condition exist which constitutes, or which after notice, lapse of time or both, would constitute an Event of Default on its part pursuant to this Article, it shall immediately notify the other Party thereof, specifying the nature thereof and any action taken or proposed to be taken with respect thereto.


                                 ARTICLE XVIII
                                 Miscellaneous

         18.01 No Delay. No disagreement or dispute of any kind between the Parties to this Agreement or between a Party and any other entity, concerning any matter, including, without limitation, the amount of any payment due from said Party or the correctness of any billing made to the Party, shall permit either Party to delay or withhold any payment or the performance of any other obligation pursuant to this Agreement. Each Party shall promptly and diligently undertake to resolve such disagreement or dispute without undue delay and in good faith.

         18.02 Further Documentation. From time to time after the execution of this Agreement, the Parties hereto shall, within their legal authority, execute other documents as may be necessary, helpful or appropriate to carry out the terms of this Agreement.


         18.03 Notice. Any notice, request, consent or other communication permitted or required by this Agreement (other than payments as provided in Section 10.04) shall be in writing and shall be deemed given when delivered by hand or (unless otherwise required by the terms of this Agreement) when deposited in the United States Mail, first class, postage prepaid, and if to Virginia Power, addressed to:

                           Senior Vice President - Commercial Operations Virginia Electric and Power Company
                           P.O. Box 26666
                           Richmond, Virginia 23261

and if to Old Dominion, addressed to:

                           President
                           Old Dominion Electric Cooperative
                           P. O. Box 2310
                           Glen Allen, Virginia 23060

unless a different officer or address shall have been designated by the respective Party by notice in writing sent to the other Party hereto.

         18.04 Headings Not to Affect Meaning. The descriptive headings of the various articles and sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms and provisions hereof.

         18.05 No Association, Trust, Joint Venture or Partnership; Tax Matters. Notwithstanding any provision of this Agreement, the Parties do not intend to create hereby any association, trust, joint venture or partnership under the law of Virginia, although the Parties acknowledge that the ownership and operation of the North Anna Facilities may constitute a partnership for tax purposes. If it should appear that one or more changes to this Agreement would be required in order to avoid the creation or terminate the existence of any such entity, the Parties agree to negotiate promptly and in good faith with respect to such changes. Virginia Power and Old Dominion hereby agree that they will both elect to exclude the arrangement created by this Agreement from the application of Subchapter K of the Internal Revenue Code of 1954, as amended, and execute all documents required by either Party to effect that result.

         18.06 Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of Virginia Power and Old Dominion, and their respective successors and assigns, provided that no succession to or assignment of any rights or obligations created hereunder, other than an assignment or transfer to the U.S. Government or any agency thereof, the National Rural Utilities Cooperative Finance Corporation, or any other domestic financing institution solely as security for loans or advances, shall take place without the prior written consent of the other Party.

         18.07 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         18.08 Severability. In the event any of the terms, covenants or conditions of this Agreement or amendments thereof or the application of any such term, covenant or condition or amendment thereof shall be held invalid as to a Party or circumstance by any court or governmental agency having jurisdiction, all of the other terms, covenants and conditions of this Agreement and amendments thereof shall not be affected thereby and shall remain in full force and effect.

         18.09 Applicable Law. This Agreement is made under and shall be governed by the laws of the Commonwealth of Virginia.

         18.10 No Waiver. The failure of either Party to enforce at any time any of the provisions of this Agreement or to require at any time performance by the other Party of any of the provisions hereof, shall in no way be construed to be a waiver of such provisions, nor in any way to affect the validity of this Agreement or any part hereof or the right of such Party thereafter to enforce each and every such provision.

         18.11 Computation of Time. In computing any period of time prescribed or allowed under this Agreement, the day on which the act or event occurs after which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included if it is a business day; if it is not a business day, the period shall run until the end of the next day which is a business day.

         18.12 Survivorship of Obligations. The termination of this Agreement shall not discharge either Party hereto from any obligation it owes to the other Party under this Agreement by reason of any transaction, loss, cost, damage, expense or liability which shall occur or arise (or the circumstances, events or basis of which shall occur or arise) prior to such termination. It is the intent of the Parties hereby that any such obligation owed (whether the same shall be known or unknown at the termination of this Agreement or whether the circumstances, events, or basis of the same shall be known or unknown at the termination of this Agreement) shall survive the termination of this Agreement.

         18.13 Executive Committee. An Executive Committee, consisting of the Chief Executive Officer and the Chief Operating Officer of Virginia Power, or their designees, and the President of Old Dominion, or his designee, shall meet from time to time for the purpose of resolving disputes arising from the activities of the North Anna Operating Committee and the Planning and Administration Committee established pursuant to Sections 2.01 and 3.01, respectively, of this Agreement and for the purpose of resolving disputes arising under the Purchase, Construction and Ownership Agreement pursuant to the procedures established by Section 20.03 of the Purchase, Construction and Ownership Agreement.

         18.14 Entire Agreement. This Agreement, the Purchase, Construction and Ownership Agreement and the Nuclear Fuel Agreement together with appendices and exhibits incorporated by reference, shall constitute the entire understanding between the Parties hereto, pertaining to the subject matter contained herein.
Neither Party hereto has relied, nor will rely, upon any oral or written representation or oral or written information made or given to such Party by the other Party hereto or any representative of or anyone on the behalf of the other Party hereto.

         18.15 Non-Exclusive Agreement. Subject to the limitations in this Agreement, Virginia Power and Old Dominion shall have the right at all times to hereunder.

         18.16 Relationship of the Parties. The duties, obligations, and liabilities of the Parties herein are intended to be several and not joint or collective. The Parties shall be individually responsible for their own obligations as provided herein. Neither of the Parties shall have the right or power to bind the other Party except as expressly provided in this Agreement.

         18.17 Singular and Plural. Throughout this Agreement, whenever any word in the singular number is used, it should include the plural unless the context otherwise requires; and whenever the plural number is used, it shall include the singular, unless the context otherwise requires.

         18.18 Equal Opportunity. During the performance of those parts of this Agreement relating to the construction by Virginia Power of any additions, betterments, improvements or replacements to the North Anna Facilities, Old Dominion and Virginia Power agree as follows:

                  (a) The parties will not discriminate against any employee or applicant for employment because of race, color, religion, sex, age or national origin. The Parties will take affirmative action to ensure that applicants are employed, and that employees are treated during employment without regard to their race, color, religion, sex, or national origin. Such action shall include, but not be limited to, the following: employment, upgrading, demotion or transfer; recruitment or recruitmen advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The Parties agree to post in conspicuous places, available to employees and applicants for employment, notices to be provided setting forth the provisions of this Equal Opportunity Clause.

                  (b) The Parties will, in all solicitations or advertisements for employees placed by or on behalf of either party, state that all qualified applicants will receive consideration for employment without regard to race, color, sex, or national origin.

                  (c)  The   Parties   will   send  to  each   labor   union  or
representative of workers with which it has a collective bargaining agreement or other contract or understanding, a notice to be provided advising the said labor union or workers' representatives of the Parties commitments under this Section, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

                  (d) The Parties will comply with all provisions of Executive Order 11246, dated September 24, 1965, and of the rules, regulations and relevant order of the Secretary of Labor.

                  (e) The Parties will furnish all information and reports required by Executive Order 11246, dated September 24, 1965, and by rules, regulations and relevant orders of the Secretary of Labor, or pursuant thereto, and will permit access to their books, records and accounts by the administering agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations and orders.

                  (f) In the event of either Party's noncompliance with the nondiscrimination clauses of this Agreement or with any of the said rules, regulations or orders, the Parties may be declared ineligible for further Government procedures authorized in Executive Order 11246, dated September 24, 1965, and such other sanctions may be imposed and remedies invoked as provided in said Executive Order or by rule, regulation or order of the Secretary of Labor, or as otherwise provided by law.

                  (g) The Parties agree that, unless exempted by the rules, regulations or orders of the Secretary of Labor issued pursuant to
Section 204 of Executive Order 11246, dated September 24, 1965, all subcontracts and purchase orders will cite that such contract or purchase orders are subject to Executive Order 11246 and such provisions will be binding upon each subcontractor or vendor. The Parties will take such action with respect to any subcontract or purchase order as the administering agency may direct as a means of enforcing such provisions, including sanctions for noncompliance; provided, however, that in the event either Party becomes
involved  in,  or  is  threatened  with,   litigation  with  a subcontractor or
vendor as a result of such direction by the administering agency, that Party may request the United States to enter into such litigation to protect the interests of the United States.

         18.19 Good Faith. The Parties hereto expressly agree that every obligation undertaken in this Agreement will be performed in good faith.

         18.20 Merger of Documents. All understandings and agreements, written or oral, among the Parties prior to the Effective Date, with respect to the matters herein contained, including the Interconnection and Operating Agreement, have been superseded in all respects by this Agreement, and all such understandings and agreements prior to the Effective Date are null and void and of no effect whatsoever.

         18.21 Environment. The provisions of Section 20.17 of the Purchase, Construction and Ownership Agreement are incorporated herein by reference and shall apply as if set forth herein in full.

         18.22 Kick-backs. The provisions of Section 20.18 of the Purchase, Construction and Ownership Agreement are incorporated herein by reference and shall apply as if set forth herein in full.

         18.23 Nonsegregated Facilities. The provisions of Section 20.19 of the Purchase, Construction and Ownership Agreement are incorporated herein by reference and shall apply as if set forth herein in full.

         18.24 Historic Places. The provisions of Section 20.21 of the Purchase, Construction and Ownership Agreement are incorporated herein by reference and shall apply as if set forth herein in full.

         18.25 Public Officials Not to Benefit. The provisions of Section 20.22 of the Purchase, Construction and Ownership Agreement are incorporated herein by reference and shall apply as if set forth herein in full.

         18.26 Flood Insurance Act. The provision of Section 20.23 of the Purchase, Construction and Ownership Agreement are incorporated herein by reference and shall apply as if set forth herein in full.

         18.27 Safety. The provisions of Section 20.24 of the Purchase, Construction and Ownership Agreement are incorporated herein by reference and shall apply as if set forth herein in full.

         18.28 Buy American. The provisions of Section 20.25 of the Purchase, Construction and Ownership Agreement are incorporated herein by reference and shall apply as if set forth herein in full.

         18.29 Regulatory Changes. Nothing contained in this Agreement shall be construed as preventing either Party from pursuing its interests in independent system operators, pools, poolcos, transmission arrangements and pricing, ancillary services, or other issues that may be debated before regulatory or other bodies.


                                  ARTICLE XIX
                                   Amendment

         This Agreement may not be amended, modified, or terminated, nor may any obligation hereunder be waived orally. Any amendment shall be in writing, and shall be signed by the Chief Executive Officer or the President of Virginia Power or the person either of them may designate in writing and by the President of Old Dominion, or the person he may designate in writing, and must be approved by the Board of Directors of Old Dominion and Virginia Power subject to any required regulatory approval including the approval of RUS, as needed.


         IN WITNESS WHEREOF, the Parties have caused this amended and restated Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                   VIRGINIA ELECTRIC AND POWER COMPANY

                                   By _________________________________________
                                                Dr. James T. Rhodes
                                      President and Chief Executive Officer



                                   OLD DOMINION ELECTRIC COOPERATIVE

                                   By _________________________________________
                                            R. W. Watkins
                                        President & Chief Executive Officer

STATE OF VIRGINIA:
COUNTY OF HENRICO to wit:

         The foregoing instrument was acknowledged before me this _____ day of __________, 1997, by Dr. James T. Rhodes, President and Chief Executive Officer of Virginia Electric and Power Company, a Virginia corporation, on behalf of the corporation and by R.W. Watkins, President and Chief Executive Officer of Old Dominion Electric Cooperative, a Virginia cooperative, on behalf of the cooperative.

                                            ---------------------------
                                            Notary Public
                                            My Commission expires:


                      Virginia Electric and Power Company
                            Secretary's Certificate

         I, J. Kennerly Davis, Jr., do hereby certify that I am the Secretary/Treasurer of Virginia Electric and Power Company (the "Company"), and that, as such, I am authorized to execute this certificate on behalf of the Company. I do hereby further certify that Dr. James T. Rhodes was duly elected or appointed, qualified and acting as President and Chief Executive Officer of the Company at the time of signing and delivery of the attached Amended and Restated Interconnection and Operating Agreement an was duly authorized to execute such Agreement on behalf of the Company, and that the signature appearing in such Agreement is his genuine signature.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this ________ day of _______________, 1997.

                                                -----------------------------
                                                    J. Kennerly Davis, Jr.
                                                     Secretary/Treasurer
STATE OF VIRGINIA:
CITY OF RICHMOND to wit:

         The foregoing instrument was acknowledged before me this _____ day of __________, 1997, by J. Kennerly Davis, Jr., Secretary and Treasurer, of Virginia Electric and Power Company, a Virginia corporation, on behalf of the corporation.

                                            ---------------------------
                                            Notary Public
                                            My Commission expires:


                       Old Dominion Electric Cooperative
                            Secretary's Certificate

         I, Cecil E. Viverette, Jr., do hereby certify that I am the Secretary/Treasurer of Old Dominion Electric Cooperative (the "Cooperative"), and that, as such, I am authorized to execute this certificate on behalf of the Cooperative. I do hereby further certify that R. W. Watkins was duly elected or appointed, qualified and acting as President and Chief Executive Officer of the Cooperative at the time of signing and delivery of the attached Amended and Restated Interconnection and Operating Agreement and was duly authorized to execute such Agreement on behalf of the Cooperative, and that the signature appearing in such Agreement is his genuine signature.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Cooperative this ________ day of _______________, 1997.

                                               -----------------------------
                                                   Cecil E. Viverette, Jr.
                                                     Secretary/Treasurer

STATE OF VIRGINIA:
COUNTY OF ___________________ to wit:

         The foregoing instrument was acknowledged before me this _____ day of __________, 1997, by Cecil E. Viverette, Secretary and Treasurer of Old Dominion Electric Cooperative, a Virginia cooperative, on behalf of the cooperative.


                                            ---------------------------
                                            Notary Public
                                            My Commission expires:

                                                                   Appendix A
                                                                   Page 1 of 3



                                   APPENDIX A

                                COMMON FACILITIES

          All property of Virginia Power in the following accounts on Virginia Power's books of account that is within the definition of Common Facilities as well as the Construction Work in Progress and the Completed Construction Not Classified related thereto:

FERC
ACCOUNT           DESCRIPTION

320              Land and Land Rights
321              Structures & Improvements

                 Clearing
                 Water System
                 Storm Sewers
                 Sanitary Sewers
                 Fire Protection
                 Fuel Oil Storage
                 RR Track
                 Yard
                 Yard Lighting
                 Boat Dock
                 Rifle Range
                 Gun Towers
                 Medical Classroom
                 Condensate Fill Pump Station
                 Auxiliary Building
                 Turbine Building
                 Turbine Outage Building
                 Office Building
                 Screenwell Structure
                 Vacuum Priming Pump House
                 Fuel Building
                 Fuel Oil Pump House
                 Yard Crane
                 Water Treatment Building
                 Service Building
                 Weather Towers

FERC ACCOUNT      DESCRIPTION


                 Meteorological Towers
                 Security Building
                 Security Control Center
                 Dam
                 Reservoirs
                 Spillways
                 Dikes
                 Service Water Pump House
                 Decontamination Building
                 Waste Disposal Building
                 Roadways
                 Walkways
                 Parking Lots

322              Reactor Plant Equipment

                 Boron Recovery System
                 Moving Platform Spent
                    Fuel Pit
                 Fuel Building Cranes
                 Decontamination Cranes
                 Fuel Receiving Equipment
                 Spent Fuel Racks
                 Reactor Cavity Purification
                 Radioactive Waste Treatment
                    and Disposal System
                 Liquid Waste Solidification System
                 Waste Disposal Evaporator
                 Radioactive Gaseous Waste
                 Radioactive Solid Waste
                 Decontamination System
                 Raw Water Supply System
                 Condensate Storage Tank
                 Auxiliary Boiler System

323              Turbo-Generator Equipment

                 Service Water Pump House Equipment
                 Bearing Cooling Water Tower
                 Turbine Room Crane

324              Accessory Electric Equipment

                 Screenwell Area Transformers
                    and Equipment
                 Reserve Station Transformer
                 Bearing Cooling Tower Switch Boards

325              Miscellaneous Power Plant Equipment

                 Compressed Air Systems
                 Miscellaneous Shop Equipment
                 Machine Shop Equipment
                 Laboratory Testing Equipment
                 Office Furniture and Equipment
                 Other General Station Equipment
                 Weather Station Equipment
                 Marine Equipment
                 Kitchen Equipment
                 Fire Protection Equipment
                 Plant Communications
                 Telephone System
                 Security Equipment
                 Radiation Monitoring Equipment
                 Gasoline Storage Equipment

352              Transmission Structures and
                 Improvements

353              Transmission Station Equipment

390              Structures and Improvements

                 Visitors Information Center

391              Office Furniture and Equipment

392              Transportation Equipment

COMPLETED CONSTRUCTION NOT CLASSIFIED

PROJECT NO.                                          DESCRIPTION

CONSTRUCTION WORK IN PROGRESS

PROJECT NO.                                          DESCRIPTION

                                                                    Appendix B
                                                                    Page 1 of 6






                                   APPENDIX B

                                MAJOR SPARE PARTS

     B.01 Description of Major Spare Parts. Those major items, each costing more than $100,000, as follows:

   Quantity                      Item                           Serial Number

   1                      Motor Charging Pump                     17528LN01
   1                      Motor Charging Pump                     17528LN02
   1                    RCP Motor S/N 3S-81P355                   3S-81P355
   1                Low Head Safety INJ Pump Motor                17538LN01
   1                          2B LP Rotor                         TN12763
   15                         2B LP Rotor                         TN12763
   2                     LP Rotor Discs-Spare                     23A3932
   2                     LP Rotor Discs Spare                     23A3932
   2                     LP Rotor Discs Spare                     23A3932
   10                    LP Rotor Blades Spare                    23A3932
   4                     LP Rotor Discs Spare                     23A3932
   1                     LP Rotor Shaft Spare                     23A3932
   4                     LP Rotor Blades Spare                    23A3932
   2                   Spare Blade Rows 1A Rotor                  23A3932
   10                  2B LP Rotor Turbine Disc                   TN12763

Major Spare Parts shall also include any other major items that the Parties agree (i) to keep in inventory and (ii) to designate as Major Spare Parts for possible use in replacing similar items in units located not only at the North Anna Nuclear Power Station but also at other power stations. Such designation shall state the units that the Major Spare Part is designated to serve.

     B.02 Old Dominion's Percentage Ownership Interest in Major Spare Parts.

                  (a) Except as otherwise modified by the operation of Sections 15.03, 16.01 or 16.02 of the Purchase, Construction and Ownership Agreement, Old Dominion shall own its Old Dominion's Percentage Ownership Interest in any Major Spare Part until such Major Spare Part is used in a unit other than the Units. Upon use in any such unit, Virginia Power shall purchase such Major Spare Part from Old Dominion in accordance with B.04 hereof.

                  (b) Virginia Power agrees to pay carrying charges, if any, with respect to each Major Spare Part equal to (i) Old Dominion's Percentage Ownership Interest, less (ii) the sum of Old Dominion's Percentage Ownership Interest in any Unit that the Major Spare Part serves, divided by the total number of units served by the Major Spare Part.

                  (c) It is the intention of the Parties that the formula be reapplied at any time that the number of units served by any Major Spare Part or Old Dominion's Percentage Ownership Interest changes for any reason. In any case where ownership interest of the Parties are adjusted, the provisions of Section
16.04 of the Purchase, Construction and Ownership Agreement shall apply and appropriate payment shall be made pursuant to Section B.04 hereof.

          B.03 Ownership Responsibilities - Major Spare Parts. Virginia Power may make use of any Major Spare Part in any of the units at the North Anna Nuclear Power Station or other power stations for which such parts have been designated to serve in accordance with Section B.01 hereof and in accordance with the following conditions:

          A. If at any time a unit at the North Anna Nuclear Power Station or other power stations has need of a Major Spare Part to replace any part of an equivalent item that has been damaged, such Major Spare Part may be used in such unit; provided that another unit (for which the part has been designated in accordance with Section B.01 hereof) located at either station had not been damaged earlier and made prior claim to use such Major Spare Part.

          B. When a Major Spare Part is used in any unit, Virginia Power and Old Dominion shall have an obligation either to (i) repair such damaged item or (ii) to acquire a new item in place of the damaged item, as expeditiously as possible, and to return it to the original location of the Major Spare Part that was used. Payment therefor will be in accordance with Section B.04 hereof.

Any time that any Major Spare Part is used in any unit other than the Units, Virginia Power shall be obliged to make payment to Old Dominion. The adjustment of ownership interest at the time a Major Spare Part is used shall conform, in all respects, to the provisions of Section 16.04 of the Purchase, Construction and Ownership Agreement.

          B.04 Cost Responsibilities - Major Spare Parts. Cost and payment responsibilities of the Parties for the Major Spare Parts shall be determined in accordance with the following:

          A. Subject to the provisions of Section B.04 (D) hereof, the responsibility of the Parties for any New Investment or costs for any Major Spare Part will be shared in proportion to the Parties then current ownership interest in that Major Spare Part.

          B. Virginia Power shall pay carrying charges on the interest stated in Section B.02(b), based upon the same principles under which carrying charges are paid pursuant to this Appendix B. excluding cancellation costs, taxes payable at closing and deferred taxes set forth in Exhibit N of the Purchase Agreement and the 15 percent mark-up reflected therein, while reflecting Old Dominion's actual cost of capital used to finance such Major Spare Parts, rather than 11%.

          C. Upon the use of any Major Spare Part in a non-North Anna unit, Virginia Power shall pay Old Dominion the amount necessary so that Old Dominion's net investment as reflected on Old Dominion's books in that Major Spare Part is $0. Upon the use of any Major Spare Part in a Unit, Virginia Power will cease paying carrying charges pursuant to Section B.02(b) on that Major Spare Part until a replacement Major Spare Part is acquired. The provisions of Section 16.04 of the Purchase, Construction and Ownership Agreement shall apply to any adjustment under that Section.

          D. The parties shall pay for any replacement Major Spare Part, subject to the next sentence, in proportion to their respective ownership interests in the unit in which the Major Spare Part was used, but the investment attributed to the replacement Major Spare Part when such part is designated as a Major Spare Part shall be equal to the dollar amount initially invested in the Major Spare Part that was used in the Unit needing that part. Accordingly, when the repaired or replacement part is designated a Major Spare Part, a payment shall be made to the appropriate Party so that the then resulting investment of the Parties in the Major Spare Part shall be equal to the investment of the Parties in the Major Spare Part that was used in the Unit needing that part.

          E. Upon any adjustment in Old Dominion's Percentage Ownership Interest in any Major Spare Part pursuant to Section B.02(c), payment shall be made to the Party whose ownership interest decreased, so that the percentage investment (including all cost components comprising New Investment, undepreciated) of each Party shall be equal to that Party's percentage ownership interest in the respective Major Spare Part.

          B.05    Hypothetical Illustration.
                Hypothetical Illustration of Cost Responsibility
                 Associated with Ownership, Use and Replacement
                   of Major Spare Parts Pursuant to Exhibit C

1.        Major Spare Part - Net Investment                          $10,000,000

2.        Ownership Responsibility    Virginia Power   88.4%         $ 8,840,000
                                      Old Dominion     11.6%         $ 1,160,000

          Case (1)        Major Spare Part Utilized at the
                          Surry Nuclear Power Station
                          - Replacement Costs More

1.        Payment to Old Dominion at the time Major Spare Part
          is taken from its storage location                         $ 1,160,000

2.        Cost of replacement (FOB) paid by Virginia Power (100%)    $20,000,000

3.        Payment by Old Dominion at the time Major Spare Part
          is replaced in its original location                       $ 1,160,000

4.        Net Investment in the Major Spare Part for
          computation of cost responsibility when such
          part is next utilized                                     $ 10,000,000



          Case (2)        Major Spare Part Utilized at the
                          North Anna Nuclear Power Station
                          - Replacement Costs More

1.        No payment at the time Major Spare Part
          is taken from its storage location                         $

2.        Cost of replacement (FOB) paid by:
                  Virginia Power (88.4% x $20,000,000)               $17,680,000
                  Old Dominion (11.6% x $20,000,000)                 $ 2,320,000

3.        Net Investment in the Major Spare Part for
          computation of cost responsibility
          when such part is next utilized                            $10,000,000

          Case (3)        Major Spare Part Utilized at the
                          Surry Nuclear Power Station
                          - Replacement Costs Less

1.        Payment to Old Dominion at the time Major Spare Part
          is taken from its storage location                         $ 1,160,000

2.        Cost of replacement (FOB) paid by Virginia Power (100%)    $ 5,000,000

3.        Payment by Old Dominion at the time Major Spare Part
          is replaced in its original location                       $ 1,160,000

4.        Net Investment in the Major Spare Part for
          computation of cost responsibility when such
          part is next utilized                                      $10,000,000


          Case (4)        Major Spare Part Utilized at the
                          North Anna Nuclear Power Station
                          - Replacement Costs Less

1.        No payment at the time Major Spare Part
          is taken from its storage location                         $

2.        Cost of replacement (FOB) paid by:
                  Virginia Power (88.4% x $5,000,000)                $ 4,420,000
                  Old Dominion   (11.6% x $5,000,000)                $   580,000

3.        Net Investment in the Major Spare Part for
          computation of cost responsibility
          when such part is next utilized                            $10,000,000

                                                                      Appendix C
                                                                     Page 1 of 1

                                   APPENDIX C

                               NORTH ANNA UNIT 1

          All property of Virginia Power appearing in the following accounts on Virginia Power's books of account that is defined as North Anna Unit 1 in this Agreement as well as the Construction Work in Progress and the Completed Construction Not Classified related thereto:

                  FERC
                  ACCOUNT                    DESCRIPTION
                  -------                    -----------
                  321                        Structures and Improvements
                  322                        Reactor Plant Equipment
                  323                        Turbogenerator Units
                  324                        Accessory Electric Equipment
                  325                        Miscellaneous Power Plant Equipment

                                                                      Appendix D
                                                                     Page 1 of 1

                                   APPENDIX D

                               NORTH ANNA UNIT 2

          All property of Virginia Power appearing in the following accounts on Virginia Power's books of account that is defined as North Anna Unit 2 in this Agreement as well as the Construction Work in Progress and the Completed Construction Not Classified related thereto:

                  FERC
                  ACCOUNT                    DESCRIPTION
                  -------                    -----------
                  321                        Structures and Improvements
                  322                        Reactor Plant Equipment
                  323                        Turbogenerator Units
                  324                        Accessory Electric Equipment
                  325                        Miscellaneous Power Plant Equipment

                                                                      Appendix E
                                                                     Page 1 of 1

                                   APPENDIX E

                              OLD DOMINION MEMBERS


BARC Electric Cooperative
Millboro, VA

Community Electric Cooperative
Windsor, VA

Mecklenburg Electric Cooperative
Chase City, VA

Northern Neck Electric Cooperative
Warsaw, VA

Northern Virginia Electric Cooperative
Manassas, VA

Prince George Electric Cooperative
Waverly, VA

Rappahannock Electric Cooperative
Fredericksburg, VA

Shenandoah Valley Electric Cooperative
Mt. Crawford, VA

Southside Electric Cooperative
Crewe, VA

                                                                      Appendix F
                                                                     Page 1 of 3


                                   APPENDIX F

                               SUPPORT FACILITIES

          F.01 Definition of Support Facilities. At the Effective Date, the following shall be the Support Facilities:


ELECTRIC PLANT IN SERVICE

FERC
ACCOUNT                                       DESCRIPTION
-------                                       -----------
353                                  Transmission Station Equipment

                                     Telemetering Equipment


COMPLETED CONSTRUCTION NOT CLASSIFIED

PROJECT NO.                                   DESCRIPTION
-----------                                   -----------

99-0182                              Surry Nuclear Training Simulator
99-0313                              Personnel Radiation Monitoring
                                            Exposure System
99-2291                              Nuclear Station Emergency Plan

                                     Total Completed Construction Not Classified


CONSTRUCTION WORK IN PROGRESS

PROJECT NO.                                          DESCRIPTION
-----------                                          -----------

          Thereafter, Support Facilities shall mean all those North Anna Facilities, wherever situated, including, but not limited to, both real and personal property, exclusive of Nuclear Fuel, Operating Inventory and Major Spare Parts, which are purchased, leased or otherwise obtained for the construction, operation and maintenance of one or more Unit(s) located at the North Anna Nuclear Power Station and one or more nuclear Unit(s) located at Virginia Power

                                                                      Appendix F
                                                                     Page 2 of 3


Surry Nuclear Power Station or at such other location as Virginia
Power may have an interest in any nuclear facility and are listed in the following accounts in accordance with the Uniform System of Accounts:

                                          Plant In Service        CCNC
                                          Acct. 101               Acct. 106

321 - Structures and Improvements
325 - Miscellaneous Power Plant
                  Equipment
353 - Transmission Station
                  Equipment
397 - Communication Equipment

Construction Work in Progress

          F.02 Old Dominion's Percentage Ownership Interest in Support Facilities. (a) Except as otherwise modified by the operation of Sections 15.03,
16.01 or 16.02 of the Purchase, Construction and Ownership Agreement, Old Dominion's Percentage Ownership Interest in any Support Facility shall be an undivided ownership interest determined in accordance with the following formula:

                           Sum of Old Dominion Percentage Ownership Interests
          SFOI =           in all Units that the Support Facility serves
                           _____________________________________________
                           Number of units served by Support Facility

          (b) It is the intention of the Parties that the formula be reapplied at any time that the number of units served by any Support Facility changes for any reason. In any case where ownership interest of the Parties are adjusted, the provisions of Section 16.04 of the Purchase, Construction and Operating Agreement, shall apply and appropriate payment shall be made pursuant to Section
F.03 hereof.

          F.03 Investment and Cost Responsibilities of the Parties for Support Facilities. The investment and cost responsibilities of the Parties for any Support Facility will be shared in

                                                                      Appendix F
                                                                     Page 3 of 3

proportion to the Parties' then current ownership interest in that Support Facility. Upon any adjustment in Old Dominion's Percentage Ownership Interest in any Support Facility, payment shall be to the Party whose ownership decreased, so that the percentage investment (including all cost components comprising New Investment, undepreciated) of each Party shall be equal to that Party's percentage ownership interest in the respective Support Facility.

                                                                      Appendix G
                                                                    Page 1 of 12

                                   APPENDIX G

                     CHARGES FOR PURCHASES BY OLD DOMINION

         Charges for Old Dominion's purchases of demand and energy from Virginia Power shall be calculated according to the following provisions, subject to approval of these terms, conditions and charges by FERC:

I.       Monthly Supplemental Demand Charge

         A. The Monthly Supplemental Demand Charge, as set forth below, shall be applicable to all Old Dominion Monthly Billing Demand as determined for each calendar month in accordance with
                  Section 8.01(a)(i) and Appendix H, Section III. of this
                  Agreement:

                           For Calendar Year 1998 - $8.28413/kW-month
                           For Calendar Year 1999 - $6.82413/kW-month
                           For Calendar Year 2000 - $6.63413/kW-month
                           For Calendar Year 2001 - $6.08413/kW-month
                           For Calendar Year 2002 - $5.51413/kW-month

         B. The Monthly Supplemental Demand Charge applicable to any Old Dominion Monthly Billing Demand supplied by Virginia Power pursuant to Section 8.01(a)(ii) and (iv) shall be as determined pursuant to Section 8.02 (b) (ii) of this Agreement.

         C. The above Monthly Supplemental Demand Charges are exclusive of transmission service and ancillary services charges which shall be paid pursuant to the Transmission Service Agreement.

II.      Peaking Capacity Charge

         A. The Peaking Capacity Charge, as set forth below, shall be applicable to all Peaking Capacity supplied by Virginia Power as determined for each calendar month in accordance with
                  Section 8.03(a) and Appendix M, Section I. of this Agreement:

                  For the Period January 1, 1998 Through December 31, 1999 - $4.66413/kW- month

                  For the Period January 1, 2000 Through December 31, 2003 - $1.93413/kW-month

         B. The above Peaking Capacity Charges are exclusive of transmission service and ancillary services charges which shall be paid pursuant to the Transmission Service Agreement.

                                                                      Appendix G
                                                                    Page 2 of 12

III.     Monthly Supplemental Energy Charge

         A. For the period January 1, 1998 through December 31, 2000, the Monthly Supplemental Energy Charge, as set forth below, shall be applicable to all Old Dominion Monthly Billing Energy as determined for each calendar month in accordance with Section 8.01(d) and Appendix H, Section VI. of this Agreement:

                           $0.02195/kWh for all On-peak kWh

                           $0.01985/kWh for all Off-peak kWh

         B. Effective January 1, 2001, and pursuant to Section 8.02(a)(ii) of this Agreement, the Monthly Supplemental Energy Charge shall be determined annually based on the projected energy costs of Virginia Power's combined cycle and peaking units included in the production cost model used by Virginia Power to develop its annual corporate budget, subject to an annual true-up on fuel costs (including handling and analysis ("H&A")), in accordance with the provisions stated below. The projected energy costs shall include fuel, H&A, and variable operating and maintenance (O&M) expenses. The Monthly Supplemental Energy Charge determined in this section shall be applicable to all Old Dominion Monthly Billing Energy supplied by Virginia Power.

                  The Monthly Supplemental Energy Charge will be determined annually based on a forecast of Old Dominion projected hourly loads excluding Old Dominion Monthly Delivered SEPA Capacity, adjusted for losses, then excluding Old Dominion Monthly North Anna Capacity, Old Dominion Monthly Accredited Firm Capacity, Old Dominion Monthly Accredited Non-Firm Capacity, Excluded Supplemental Capacity, Peaking Capacity, and Excluded Peaking Capacity. The remaining hourly values will be sorted in descending order. This shall be referred to as Old Dominion's supplemental "Load Duration Curve." The area under the Load Duration Curve shall be equal to Old Dominion's total projected supplemental energy requirements for the year used in the formula below.

                  The formula below is based on the sum of the cost of energy from peaking units and combined cycle units as if the supplemental demand requirements of Old Dominion were purchased from Virginia Power as two thirds peaking capacity and one third combined cycle capacity. Therefore, the Monthly Supplemental Energy Charge shall be calculated as follows:


                  Re           = [ Pe\e\ x Pe\c\ ] + [ Ce\e\ x Ce\c\ ] + VOM\S\
                                   -----               -----
                                   Te\e\               Te\e\

                                                                      Appendix G
                                                                    Page 3 of 12

                                          hT
                           Tee     =      (SIGMA)      Old Dominion Monthly
                                          h=0          Supplemental Demand

                                          hx
                           Pee     =      (SIGMA)      Old Dominion Monthly
                                          h=0          Supplemental Demand -1/3D

                           Cee     =      Te\e\ - Pe\e\
Where:

   Re       =        Projected Monthly Supplemental Energy Charge

   Te\e\    =        Total estimated annual Old Dominion Monthly
                     Supplemental Energy

   Pe\e\    =        Estimated annual Old Dominion Monthly Supplemental
                     Energy related to peaking capacity

   Ce\e\    =        Estimated annual Old Dominion Monthly Supplemental
                     Energy related to combined cycle capacity

   Pe\c\    =        Weighted average projected fuel cost (including H&A)
                     for designated peaking units on a $/kWh basis

   Ce\c\    =        Weighted average projected fuel cost (including H&A)
                     for designated combined cycle units on a $/kWh basis


                                   n
   VOM\s\   =        [Pe\e\ x [(SIGMA) [[projected year's peaking units'
                      Te\e\     Sdpu=1   total O&M cost -  projected
                                       year's peaking units' fuel and
                                       H&A cost]

                                               n
                          x  0.35]   / (SIGMA)   projected year's
                                        Sdpu=1   peaking units' energy]] +

                                a
                    [Ce\e\  x  [(SIGMA)     [[projected year's combined
                     Te\e\       dccu=1         cycle units' total O&M cost
                                              - projected year's combined
                                              cycle units' fuel and H&A
                                              cost]

                                      a
                          x 0.35] / (SIGMA)   projected year's combined
                                     dccu=1   cycle units energy]]

                                                                      Appendix G
                                                                    Page 4 of 12


               Sdpu = designated peaking units index (for this Section III. B.) n = total number of peaking units dccu = designated combined cycle units index a = total number of combined cycle units

         D      =        Maximum Old Dominion Monthly Supplemental Demand for
                         the year

         hT     =        The total number of hours during the year

         hx     =        That hour where the supplemental demand equals 1/3 D

         h      =        The hourly index


                The attached Exhibit A to this Appendix G is an illustration of the variables Pe\e\, Ce\e\ and Te\e\ for a sample year.

                Pursuant to Section 8.02(a)(ii), the Monthly Supplemental Energy Charge shall be subject to an annual true-up on fuel costs (including H&A) based on the following formula. Virginia Power's twelve month ending report entitled "Virginia Power - Fuels Consumed Within Power Stations" for each respective year shall be used to determine the "Weighted average actual fuel costs for the designated peaking units" and the "Weighted average actual fuel costs for the designated combined cycle units".

                  FR\e\      =       [Pe\e\   x   Pe\c\]  +  [Ce\e\   x   Ce\c\]
                                      -----                   -----
                                      Te\e\                   Te\e\

Where:   FR\e\    =       Projected Monthly Supplemental Energy Charge, less O&M


                  FR\a\      =       [Pe\e\   x   Pa\c\]  +  [Ce\e\   x   Ca\c\]
                                      -----                   -----
                                      Te\e\                   Te\e\

Where:   FRa      =        Actual Monthly Supplemental Energy Charge, less O&M

         Pa\c\    =        Weighted average actual fuel cost (including H&A) for
                           designated peaking units on a $/kWh basis

         Ca\c\    =        Weighted average actual fuel cost (including H&A) for
                           designated combined cycle units on a $/kWh basis

                  The amount of refund or credit due to the respective Party shall be determined as follows:

                                                                      Appendix G
                                                                    Page 5 of 12


                  SECD     =       Ta\e\ x (FRe   -   FRa)

Where:   SECD     =        Amount of Monthly Supplemental Energy Charge
                           adjustment

                  Ta\e\    =        Actual annual Old Dominion Monthly Billing
                                    Energy

IV.      Monthly Reserve Energy Charge

         A. For the period January 1, 1998 through December 31, 2001, the Monthly Reserve Energy Charge shall be the Monthly Supplemental Energy Charge stated in III.A. above and shall be applicable to all Old Dominion Monthly Reserve Energy as determined for each calendar month in accordance with Section 8.05(b) and Appendix H, Section IV. of this Agreement.

         B. Effective January 1, 2002, and pursuant to Section 8.05(b) of this Agreement, the Monthly Reserve Energy Charge shall be determined annually based on the projected energy costs of designated Virginia Power peaking units operating at the time and included in the production cost model used by Virginia Power to develop its annual corporate budget, subject to an annual true-up on fuel costs (including H&A), in accordance with the provisions stated below. The projected energy costs shall include fuel, H&A, and variable O&M expenses. The Monthly Reserve Energy Charge determined in this section shall be applicable to all Old Dominion Monthly Reserve Energy supplied by Virginia Power.

                           REC\e\     =       RECRe + VOMr

Where:            RECR\e\=          Projected Monthly Reserve Energy Charge rate
                                    based on projected fuel cost (including H&A) for designated peaking units on a $/kWh basis

                  REC\e\ =          Projected Monthly Reserve Energy Charge

                      r
         VOMr  = (SIGMA)               [[projected year's peaking units' total
                     Rdpu = 1 O&M cost - projected year's peaking units' fuel and H&A cost]

                                  r
                     x 0.35] /(SIGMA)    Projected Year's Peaking Units' Energy
                               Rdpu

         Rdpu = designated peaking units index (for this Section IV. B.) r = total number of peaking units

                  For the Monthly Reserve Energy Charge annual true-up, Virginia Power's twelve month ending report entitled "Virginia Power - Fuels Consumed Within Power Stations" for each respective year shall be used to determine the actual

                                                                      Appendix G
                                                                    Page 6 of 12

                  fuel costs of the designated Virginia Power peaking units. The amount of refund or credit due to the respective Party shall be determined as follows:

                           RECD     =       RE\a\  x  (RECRe  -  FRECa)

Where:   RECD     =        Amount of Monthly Reserve Energy Charge adjustment

                  RE\a\    =        Actual annual Old Dominion Monthly Reserve
                                    Energy

                  FRECa    =        Monthly Reserve Energy Charge rate based
                                    on actual fuel cost (including H&A) for
                                    designated peaking units on a $/kWh basis

V.       Monthly Peaking Energy Charge

         A. For the period January 1, 1998 through December 31, 1999, the Monthly Peaking Energy Charge shall be the Monthly Supplemental Energy Charge stated in III. A. above and applicable to all Peaking Energy supplied by Virginia Power as determined for each calendar month in accordance with Section 8.03(b) and Appendix M, Section II, of this Agreement.

         B. Effective January 1, 2000, and pursuant to Section 8.03(d) of this Agreement, the Monthly Peaking Energy Charge shall be determined annually based on the projected energy costs of designated Virginia Power peaking units operating at the time and included in the production cost model used by Virginia Power to develop its annual corporate budget, subject to an annual true-up on fuel costs (including H&A), in accordance with the provisions stated below. The projected energy costs shall include fuel, H&A, and variable O&M expenses. The Monthly Peaking Energy Charge determined in this section shall be applicable to all monthly Peaking Energy supplied by Virginia Power.

               PEC\e\     =       PECR\e\ + VOM\p\


Where:   PECR\e\ =      Projected Monthly Peaking Energy Charge rate based on
                        projected fuel cost (including H&A) for designated peaking units on a $/kWh basis

         PEC\e\  =      Projected Peaking Energy Charge

                         p
         VOM\p\  =      (SIGMA)    [[projected year's peaking units' total O&M
                        Pdpu=1       cost - projected year's peaking units' fuel
                                     and H&A  cost]

                                     p
                        x 0.35] / (SIGMA)     projected year's peaking units'
                                   Pdpu=1     energy

                                                                      Appendix G
                                                                    Page 7 of 12


                 Pdpu = designated peaking units indexes (for this Section V.B.) p= total number of peaking units

                 For the Monthly Peaking Energy Charge annual true-up, Virginia Power's twelve month ending report entitled "Virginia Power - Fuels Consumed Within Power Stations" for each respective year will be used to determine the actual fuel costs (including H&A) of the designated Virginia Power peaking units. The amount of refund or credit due to the respective Party shall be determined as follows:

                           PECD     =       PE  x  (PECRe  -  FPECa)

Where:   PECD    =        Amount of Peaking Energy Charge adjustment

         PE      =        Actual Peaking Energy

         FPECa   =        Monthly Peaking Energy Charge rate based on actual
                          fuel cost (including H&A) for designated peaking units on a $/kWh basis

VI.      Annual Fuel Adjustment Factor

         A. The Annual Fuel Adjustment Factor shall be applicable as follows:

                  1. To all Old Dominion Monthly Billing Energy for the period January 1, 1998 through December 31, 2000.

                  2. To all Old Dominion Monthly Reserve Energy for the period January 1, 1998 through December 31, 2001.

                  3. To all Monthly Peaking Energy for the period January 1, 1998 through December 31, 1999.

         B. For the above periods, Old Dominion Monthly Billing Energy, Peaking Energy and Old Dominion Monthly Reserve Energy (on-peak and off-peak kilowatt-hours, respectively) shall be multiplied by the annual time-differentiated on-peak and off-peak fuel adjustment factors which shall be equal to :

                  1.       The sum of:

                           (a) the estimated current-period fuel adjustment factor, and

                           (b) the prior-period deferral adjustment factor, multiplied by

                  2. 1.04978 to determine the annual on-peak fuel adjustment factor and 0.94922 to determine the annual off-peak fuel adjustment factor.

                                                                      Appendix G
                                                                    Page 8 of 12


         C. The estimated current-period fuel adjustment factor to become effective with the April billing month of each year shall be based on the estimated fuel expenses allocable to Old Dominion's estimated supplemental and peaking energy through the year 1999 and supplemental energy through the year 2000 for the 12-month period beginning in April of each year, and shall be calculated by the fuel adjustment factor formula shown below rounded to the nearest thousandth of a cent.

         D. The prior-period deferral adjustment factor to become effective with the April billing month of each year shall be based on the difference between the total fuel expenses (using the criteria outlined in (1) through (3) of Paragraph VI.H. below) allocable to Old Dominion and the total fuel recoveries by Old Dominion for the 12 months prior to April of each year, divided by Old Dominion's estimated supplemental and peaking energy through the year 1999 and supplemental energy through the year 2000 for the 12-month period beginning with April of each year (6 months where a semi-annual change is made pursuant to Paragraph F. below). The prior-period deferral adjustment factor will be adjusted for taxes.

         E. The intent of the annual fuel adjustment factor is to recover all fuel expenses allocable to Old Dominion. To the extent the amount recovered from Old Dominion through the annual fuel adjustment factor and the fuel component of the base rate exceeds the cost of fuel allocable to Old Dominion for the same time period, this over-recovery shall be a credit in the calculation of the prior-period deferral adjustment factor for the 12-month period beginning with the next April. To the extent the amount recovered from Old Dominion through the annual fuel adjustment factor and the fuel component of the base rate is less than the cost of fuel allocable to Old Dominion for the same time period, this under-recovery shall be a charge in the calculation of the prior-period deferral adjustment factor for the 12-month period beginning with the next April.

         F. The annual fuel adjustment factor shall be reviewed on a semi-annual basis to determine if any change is required. The current and prior period portions of the fuel adjustment factor will be reviewed individually, and a change to one or both may be made. The adjustment may be deferred until the end of the 12-month period, provided the net difference between the Company's actual and estimated under-recovery at the end of the 12-month period is no greater than seven and one-half per centum of actual and estimated fuel expenses or the net difference between the actual and estimated over-recovery at the end of the 12-month period is no greater than five per centum of actual and estimated fuel expenses.


         G.       Fuel Adjustment Factor Formula:

                           F   =   [ E   -  B] (T)
                                     -
                                     S

         Where:

                                                                      Appendix G
                                                                    Page 9 of 12


                  F   =    Estimated annual fuel adjustment factor in dollars
                           per kilowatthour.

                  E   =    Estimated total system fuel expenses as defined in
                           Paragraph VI.H. below allocated to Old Dominion. The energy allocation factor for Old Dominion shall be the ratio of: (a) Old Dominion supplemental and peaking energy through the year 1999 and supplemental energy through the year 2000 for the 12-month period beginning with April of each year divided by; (b) the total Company system energy excluding energy generated from North Anna Units 1 and 2, for the 12-month period beginning with April of each year.

                  S   =    Estimated Old Dominion supplemental and peaking
                           energy through the year 1999 and supplemental energy through the year 2000 at the generation level for the 12-month period beginning with April of each year.

                  B   =    The current base cost of fuel = $0.01386.

                  T   =    Adjustment for state and local taxes measured by
                           gross receipts determined separately for resale customers in Virginia: 100% divided by (100% minus applicable Gross Receipts Tax rate).


         H. The estimated system fuel expenses allocable to Old Dominion for the 12-month period beginning with April of each year shall be determined as follows:

                  1. Fossil and nuclear fuel consumed in the Utility's wholly owned plants, and the Utility's share of fossil and nuclear fuel consumed in jointly owned or leased plants excluding nuclear fuel consumed in North Anna Units 1 and 2. The cost of fossil fuel shall include no items other than those listed in Account 151 of the Commission's Uniform System of Accounts for Public Utilities and Licensees.

                           The cost of nuclear fuel shall be that as shown in Account 518, excluding nuclear fuel consumed in North Anna Units 1 and 2, except that if Account 518 also contains any expense for fossil fuel, or another utility's share of jointly owned nuclear fuel, it shall be deducted from this account.

                                                      Plus

                  2.       The following purchased power costs:

                           (a) The fuel cost component of any purchased power transaction.

                                       or

                                                                      Appendix G
                                                                   Page 10 of 12


                           (b) The total energy charges associated with economic purchases if the energy charges are less than the Company's total avoided variable costs during the purchase period.

                                       or

                           (c) The total expense associated with purchased power of less than twelve months duration if the total cost of the purchase is less than the Company's total avoided variable costs and if the purpose of the purchase was solely to displace higher cost generation. Purchases made to solely displace higher cost generation exclude reliability purchases. A purchase shall be deemed for reliability where the Company's system reserve criterion is not met. Such criterion is as follows:

                                    Operating Reserve (consisting of largest generating unit plus regulating margin plus load forecast margin)

                                                      Minus

                                    75% of Emergency Contract Capacity

                                                      Equals

                                    Spinning Reserve Requirement

                           (d) Energy receipts that do not involve money payments such as diversity energy and pay-back of storage energy are not defined as purchased or interchanged power relative to the fuel clause.

                                                       Minus

                  3.       (a)      The cost of fossil and nuclear fuel
                                    recovered through inter-system sales
                                    including the fuel costs related to economy energy sales and other energy sold on an economic dispatch basis. (Energy deliveries that do not involve billing transactions such as diversity energy and pay-back of storage energy are not defined as sales relative to the fuel factor.), and;

                           (b) The fuel costs recovered through redispatch charges pursuant to the Open Access Transmission Tariff.

         I. Virginia Power will determine the balance of any under-recovery or over-recovery of fuel expense allocated to Old Dominion under this Section VI. for Old Dominion Monthly Billing Energy as of January 1, 2001. These amounts will be recovered through twelve equal monthly payments in 2001.

                                                                      Appendix G
                                                                   Page 11 of 12


                  For calendar year 2001, the Annual Fuel Adjustment Factor applicable to Old Dominion Monthly Reserve Energy shall be calculated based on the estimated annual system fuel expense and sales (MWh), less North Anna fuel expense and sales (MWh). Following calendar year 2001, Virginia Power shall determine the annual system average fuel rate based on actual fuel costs, exclusive of North Anna fuel expense and sales, for 2001. The difference between the estimated and the actual annual system fuel rates shall be multiplied by the Old Dominion Monthly Reserve Energy for 2001 to determine the over-recovery or under-recovery for fuel expense for Old Dominion Monthly Reserve Energy for the year 2001. Any over-recovered fuel expense will be refunded to Old Dominion within sixty (60) days as a credit to the monthly Charges For Purchases By Old Dominion. Any under-recovered fuel expense will be charged to Old Dominion within sixty (60) days as an addition to the monthly Charges For Purchases By Old Dominion. Effective January 1, 2002, this Annual Fuel Adjustment Factor will no longer be applicable to any Old Dominion Monthly Billing Energy, Peaking Energy or Old Dominion Monthly Reserve Energy.


VII.     Monthly Charges for Purchases by Old Dominion

         The Monthly Charges for Purchases by Old Dominion shall be the sum of Paragraphs I., II.,III.,IV.,V. and VI.

                                    [GRAPH]
                    Supplemental Hourly Load Duration Curve

                         *CUSTOMER PLEASE DEFINE GRAPH*

                                                                      Appendix H
                                                                     Page 1 of 3


                                   APPENDIX H

               DETERMINATION OF PURCHASE AMOUNTS BY OLD DOMINION


I.       Old Dominion Monthly Supplemental Demand

         (a) Old Dominion Monthly Delivered Demand (combined Old Dominion hourly demand measured at the Interconnection Points for the clock hour during which the Combined System Monthly Peak Demand occurs),

Less     (b)      Old Dominion Monthly Delivered SEPA Capacity.

The resulting difference multiplied by

         (c) the factor of 100 divided by 100 minus multiplied the Combined System Loss Percentage (to reflect demand at the generation level),

         (Equal to Old Dominion Monthly Demand)

Less     (d)      Old Dominion Monthly North Anna Capacity,

Less     (e)      Old Dominion Monthly Accredited Firm Capacity (other than
                  capacity specifically accounted for in Sections I. or III.
                  of this Appendix H),

Less     (f)      Old Dominion Monthly Accredited Non-firm Capacity (other than capacity specifically accounted for in Sections I. or III. of this Appendix H),

Less     (g)      Peaking Capacity,

Less     (h)      Excluded Peaking Capacity.


II.      Old Dominion Monthly Maximum Diversified Demand

         (a) The combined Old Dominion Members monthly maximum coincident hourly demand measured at the Interconnection Points during the On-Peak hours.


III.     Old Dominion Monthly Billing Demand

         (a)      Old Dominion Monthly Supplemental Demand

Less     (b)      Excluded Supplemental Capacity

                                                                      Appendix H
                                                                     Page 2 of 3


Plus     (c)      The kW, if any, by which the most recent 12 month average Old
                  Dominion Monthly Maximum Diversified Demand exceeds 110% of the most recent 12-month average Old Dominion Monthly
                  Delivered Demand with such excess multiplied by the factor of 100 divided by 100 minus the Combined System Loss Percentage.


IV.      Old Dominion Monthly Reserve Energy

         (a) Old Dominion Monthly North Anna Energy that would have been produced for the month were the Old Dominion Monthly North Anna Capacity fully available all month,

Plus     (b)      Old Dominion Monthly Accredited Non-firm Energy that would have been produced for the month were the Old Dominion Monthly
                  Accredited Non-firm Capacity fully available all month,

Less     (c)      Old Dominion Monthly Accredited Non-firm Energy that could have been produced but was not produced for economic dispatch reasons,

Less     (d)      Old Dominion Monthly North Anna Energy,

Less     (e)      Old Dominion Monthly Accredited Non-Firm Energy,

Less     (f)      Displacement Reserve Energy.


V.       Old Dominion Monthly Supplemental Energy

                  (a)      Old Dominion Monthly Delivered Energy,

Less              (b)      Old Dominion Monthly Delivered SEPA Energy,

with the resulting difference multiplied by

                  (c) the factor of 100 divided by 100 minus the Combined System Transmission Loss Percentage (to reflect energy at the generation level),

         (equal to Old Dominion Monthly Energy)

Less              (d)      Old Dominion Monthly North Anna Energy,

Less              (e)      Old Dominion Monthly Accredited Firm Energy (other
                           than energy specifically accounted for in Sections
                           IV., V. or VI. of this Appendix H),

                                                                      Appendix H
                                                                     Page 3 of 3


Less              (f)      Old Dominion Monthly Accredited Non-Firm Energy, less
                           Clover Economy Sales to Virginia Power (other than energy specifically accounted for in Sections IV., V.
                           or VI. of this Appendix H),

Less              (g)      Old Dominion Monthly Reserve Energy,

Less              (h)      Displacement Reserve Energy

Less              (i)      Energy associated with Clover Economy Purchases from
                           Virginia Power,

Less              (j)      Peaking Energy,

Less              (k)      Displacement Peaking Energy,

Less              (l)      Excluded Peaking Energy.


VI.      Old Dominion Monthly Billing Energy

                  (a)      Old Dominion Monthly Supplemental Energy,

Less              (b)      Excluded Supplemental Energy,

Less              (c)      Displacement Supplemental Energy.

                                                                      Appendix I
                                                                     Page 1 of 1


                                   APPENDIX I

                          CHARGES FOR RESERVE CAPACITY

         Charges for Old Dominion's purchases of demand and energy from Virginia Power shall be calculated according to the following provisions, subject to approval of these terms, conditions and charges by FERC:

         The Reserve Capacity Charge shall be determined in accordance with
Section 8.05 of this Agreement.

         The Reserve Capacity Charge shall be as set forth below:

                  Old Dominion Reserve Capacity - North Anna (a)     ________kW

                  Old Dominion Reserve Capacity - Clover (a)         ________kW

                  Reserve Capacity Charge per kW:

                        For the Calendar Year 1998 -         $6.97743/kW-month

                        For the Calendar Year 1999 -         $6.48667/kW-month

                        For the Calendar Year 2000 -         $5.97645/kW-month

                        For the Calendar Year 2001 -         $5.40973/kW-month

                  For the year 2002 and beyond, the Reserve Capacity Charge shall be determined pursuant to Section 8.05 (a) of this Agreement based on designated Virginia Power-owned peaking units.

                  The above Reserve Capacity Charges are exclusive of ancillary service charges which shall be paid pursuant to the Transmission Service Agreement.

                  [Note(a): Old Dominion Reserve Capacity will be adjusted annually, effective January 1, to reflect adjustments to the System Reserve Margin, and from time to time to reflect the current rated capability of the generator units.]

                                                                      Appendix J
                                                                     Page 1 of 7


                                   APPENDIX J

                               FACILITIES CHARGES


I.       APPLICABILITY

         This Appendix J covering the supply of Excess Facilities Service is applicable to Old Dominion in the territory served by Virginia Power.

II.      AVAILABILITY

         Whenever Old Dominion requests Virginia Power to supply electricity in a manner which will require facilities in excess of Normal Service Facilities as defined in Paragraph IV. hereof, and Virginia Power finds it practicable, such facilities will be provided in accordance with Paragraphs III. and V. hereof.

III.     MONTHLY RATE

         1. 1.73% of the estimated installed cost of all distribution equipment and facilities (rated below 69 kV) required in addition to Normal Service Facilities.

         2. 1.44% of the estimated installed cost of all transmission equipment and facilities (rated 69 kV and above) required in addition to Normal Service Facilities.

IV.      DETERMINATION OF NORMAL SERVICE FACILITIES

         Virginia Power's Normal Service Facilities at an Interconnection Point with Old Dominion shall be those Virginia Power is committed to provide for service under this Agreement, as it may be amended from time to time, and agreed to by the Planning and Administration Committee.

V.       EXCESS FACILITIES SERVICE

         Excess Facilities Service supplied shall be subject to the provisions of this Agreement except as modified by the following:

         1. Virginia Power's facilities will be installed in a place and manner satisfactory to Virginia Power; and, upon request by Virginia Power, Old Dominion will furnish the property on which any excess facilities may be located.

         2. Virginia Power may change facilities at its convenience so long as equivalent service is rendered and the charge to Old Dominion is unaffected. In Paragraphs 3., 4., and 5. below, a change in facilities shall mean one for which an increase or decrease in the Monthly Charge for Excess Facilities Service becomes appropriate.

                                                                      Appendix J
                                                                     Page 2 of 7


         3. If within ten years from the initial connection of Excess Facilities Service at any Interconnection Point or from the last change made in Virginia Power facilities at that point (1) Old Dominion wishes to discontinue Excess Facilities Service; or (2) Old Dominion ceases to take electric service from Virginia Power at that point; or (3) Virginia Power determines that, in accordance with good engineering and operating practice, service to Old Dominion at such Interconnection Point requires a further change in Virginia Power facilities or in their classification as Normal or Excess Facilities, other than a change provided for in Paragraph 4. below, Old Dominion will:

                  (a)      Agree to the new Monthly Excess Facilities Charge; or

                  (b) Request that the Excess Facilities be removed and, in such event, Old Dominion will reimburse Virginia Power for the costs specified in Paragraph 5. below.

         4. If the Excess Facilities serving an Interconnection Point are changed by Virginia Power within five years from the initial connection or from the last change made in Virginia Power facilities at that Interconnection Point, not as a direct result of a change in Old Dominion's load or request by Old Dominion, Old Dominion will:

                  (a) Agree to such change by Virginia Power before the change is made, if service is still wanted by Old Dominion, provided that:

                           (1) if the change causes an increase in the Monthly Charge for Excess Facilities, the increase will be effective only after the end of said five years, or

                           (2) if the change causes a decrease in the Monthly Charge for Excess Facilities, the decrease will be effective from the date Virginia Power changes its facilities; or

                  (b) Request Virginia Power to remove the Excess Facilities at no cost to Old Dominion at the time Virginia Power changes its facilities.

         5. If facilities are removed or rearranged under Paragraph 3. above, Old Dominion will reimburse Virginia Power as follows:

                  (a) When rights-of-way for such service are utilized for a period of less than 10 years, Old Dominion will pay Virginia Power the total cost of acquiring all rights-of-way which are abandoned within twelve months after any aforesaid event, plus
                  (b) The original installed cost (for line facilities, being the year's average

                                                                      Appendix J
                                                                     Page 3 of 7


                           installed cost on units of property installed throughout Virginia Power's system in each calendar year) - plus - the estimated removal cost - less - salvage on all Virginia Power facilities installed to provide such service and removed as a result of any such event,

         and if applicable,

                  (c) The original installed cost (for line facilities, being the year's average installed cost on units of property installed throughout Virginia Power's system in each calendar year) to rearrange and/or relocate such facilities to serve such Interconnection Point -plus- the estimated cost to return such facilities to their condition prior to serving such Interconnection Point if such facilities are changed as a result of any such event, less

                  (d) A credit of 1/120th of such reimbursement for each full month Virginia Power facilities at such Interconnection Point were utilized to serve Old Dominion, or its predecessor, except that no credit will apply if such facilities were utilized for a period less than three years.

         6. If at any time all or any part of the Excess Facilities become Normal Service Facilities, the Monthly Charge for Excess Facilities Service will cease or will be adjusted to reflect such change.

VI.       EXISTING EXCESS FACILITIES SERVICE

         The Old Dominion Members have certain existing Excess Facilities Service for which Old Dominion will pay Virginia Power the Monthly Rate as provided in Paragraph III. of this Appendix J. These Excess Facilities Services are listed on Pages 4 through 7 of this Appendix J.

VII.     CHANGES IN MONTHLY RATE

         Virginia Power shall have the right to unilaterally file with FERC for a change in rates contained in this Appendix J under Section 205 of the Federal Power Act and pursuant to the Commission's Rules and Regulations promulgated thereunder. In addition, nothing contained herein shall limit or modify in any respect Old Dominion's legal rights to oppose, in whole or in part, Virginia Power's filing for a change in the rates contained in this Appendix J or to complain of these rates pursuant to Section 206 of the Federal Power Act.

                                                                      Appendix J
                                                                     Page 4 of 7


                                            Type
                                            of Excess
Cooperative and Delivery Point              Facilities
------------------------------              ----------
B-A-R-C Electric Cooperative

     Bustleburg Delivery Point              Data Pulse
     Callaghan Delivery Point               Data Pulse
     Cornwall Delivery Point                Data Pulse
     Effinger Delivery Point                Data Pulse
     Fairfield Delivery Point               Data Pulse
     Fordwick Delivery Point                Data Pulse
     Goshen Delivery Point                  Data Pulse
     Lexington Delivery Point               Data Pulse

Mecklenburg Electric Cooperative

     Barnes Junction Delivery Point         Data Pulse
     Beechwood Delivery Point               Data Pulse
     Belfield Delivery Point                Data Pulse
     Black Branch Delivery Point            Data Pulse
     Boydton Delivery Point                 Data Pulse
     Brink Delivery Point                   Data Pulse
     Clarksville Delivery Point             Data Pulse
     Climax Delivery Point                  Data Pulse
     Crystal Hill 2 Delivery Point          Data Pulse
     Emporia Delivery Point                 Data Pulse
     Freeman Delivery Point                 Data Pulse
     Gasburg Delivery Point                 Data Pulse
     Gretna Delivery Point                  Data Pulse
     Grit Delivery Point                    Data Pulse
     Hickory Grove                          Data Pulse
     Huber Delivery Point                   Data Pulse
     Hurt Delivery Point                    Data Pulse
     Jones Store Delivery Point             Data Pulse
     Kerr Delivery Point                    Data Pulse
     Mt. Airy Delivery Point                Data Pulse
     Northview Delivery Point               Data Pulse
     Omega Delivery Point                   Data Pulse
     Shockoe Delivery Point                 Data Pulse

                                                                      Appendix J
                                                                     Page 5 of 7


                                            Type
                                            of Excess
Cooperative and Delivery Point              Facilities
------------------------------              ----------
Northern Neck Cooperative

     Garner Delivery Point                  Data Pulse
     Oak Grove Delivery Point               Data Pulse
     Office Hall Delivery Point             Data Pulse
     Passapatanzy Delivery Point            Data Pulse
     Sanders                                Data Pulse

Northern Virginia Electric Coop

     Arcola Delivery Point                  Data Pulse
     Bethel Delivery Point                  Data Pulse
     Cardinal                               Totalized Metering
     Catharpin Delivery Point               Data Pulse
     Country Club Delivery Point            Data Pulse
     Cub Run 2 Delivery Point               Data Pulse
     Godwin Delivery Point                  Alternate Circuits
     Herndon Delivery Point                 Data Pulse
     Hillsboro Delivery Point               Data Pulse
     Independent Hill                       Data Pulse
     Johnson 3 Delivery Point               Data Pulse
     Lindendale Delivery Point              Data Pulse
     Middleton Delivery Point               Data Pulse
     Minnieville Delivery Point             Data Pulse
     Moore Delivery Point                   Data Pulse
     Smoketown Delivery Point               Data Pulse
     Sowego 2 Delivery Point                Data Pulse
     Wellington Delivery Point              Data Pulse

Prince George Electric Cooperative

     Bakers Pond Delivery Point             Data Pulse
     Garysville Delivery Point              Data Pulse
     Prince George Delivery Point           Data Pulse
     Wakefield Delivery Point               Data Pulse
     Waverly Delivery Point                 Data Pulse
     Waverly 2 Delivery Point               Data Pulse

                                                                      Appendix J
                                                                     Page 6 of 7
                                            Type
                                            of Excess
Cooperative and Delivery Point              Facilities
------------------------------              ----------
Rappahannock Electric Coop

     Bear Island Delivery Point             Data Pulse
     Brandy Delivery Point                  Data Pulse
     Clancie Delivery Point                 Data Pulse
     Cuckoo Delivery Point                  Data Pulse
     Culpeper #1 Delivery Point             Data Pulse
     Decapolis Delivery Point               Data Pulse
     Greenwood Delivery Point               Data Pulse
     Goldmine Delivery Point                Data Pulse
     Kings Dominion Delivery Point          Data Pulse
     Locust Grove                           Data Pulse
     Millers Tavern Delivery Point          Data Pulse
     Mitchell Delivery Point                Data Pulse
     North Doswell Delivery Point           Data Pulse
     Oak Shade Delivery Point               Data Pulse
     Orchid Delivery Point                  Data Pulse
     Orleans Delivery Point                 Data Pulse
     Paytes Delivery Point                  Data Pulse
     Proffit Delivery Point                 Data Pulse
     Slabtown Delivery Point                Data Pulse
     St. Johns Church 3 Delivery Point      Data Pulse
     Unionville Delivery Point              Data Pulse
     Warrenton Delivery Point               Data Pulse
     Wilderness Delivery point              Data Pulse

Shenandoah Valley Electric Coop

     Barterbrook Delivery Point             Data Pulse
     Brands Delivery Point                  Data Pulse
     Cold Springs Delivery Point            Data Pulse
     Columbia Furnace Delivery Point        Data Pulse
     Crimora Delivery Point                 Data Pulse
     Dayton Delivery Point                  Data Pulse
     Gardner Springs Delivery Point         Data Pulse
     Mt. Jackson Delivery Point             Data Pulse
     North River Delivery Point             Data Pulse
     Timberville Delivery Point             Data Pulse
     Trimbles Mill Delivery Point           Data Pulse
     Woodstock Delivery Point               Data Pulse

                                                                      Appendix J
                                                                     Page 7 of 7

                                            Type
                                            of Excess
Cooperative and Delivery Point              Facilities
------------------------------              ----------
Southside Electric Cooperative

     Altavista Delivery Point               Data Pulse
     Amelia Delivery Point                  Data Pulse
     Center Star Delivery Point             Data Pulse
     Cherry Hill Delivery Point             Data Pulse
     Danieltown Delivery Point              Data Pulse
     Drakes Branch Delivery Point           Data Pulse
     Evergreen Delivery Point               Data Pulse
     Fort Pickett Delivery Point            Data Pulse
     Gary Delivery Point                    Data Pulse
     Gladys Delivery Point                  Data Pulse
     Hooper Delivery Point                  Data Pulse
     Madisonville Delivery Point            Data Pulse
     Martins Delivery Point                 Data Pulse
     Moran Delivery Point                   Data Pulse
     Nutbush Delivery Point                 Data Pulse
     Pointon Delivery Point                 Data Pulse
     Powhatan 2 Delivery Point              Data Pulse
     Reams 2 Delivery Point                 Data Pulse
     Redhouse Delivery Point                Data Pulse
     Stoddert Delivery Point                Data Pulse
     Victoria Delivery Point                Data Pulse

                                                                      Appendix K
                                                                     Page 1 of 2


                                   APPENDIX K

                      VIRGINIA ELECTRIC AND POWER COMPANY
                       MONTHLY STATEMENT TO OLD DOMINION
                           MONTH OF         19


(1)       Total Operation and Maintenance Charges (A)

(2)       New Investment including Nuclear Fuel

(3)       Supplemental Demand Charges (Appendix G)

(4)       Supplemental Energy Charges (Appendix G)

(5)       Reserve Energy Charges (Appendix G)

(6)       Reserve Capacity Charges (Appendix I)

(7)       Transmission Service Charges

(8)       Distribution Service Charges

(9)       Rappahannock Wheeling Charge Credit

(10)      Peaking Capacity Charges (Appendix G)

(11)      Peaking Energy Charges (Appendix G)

(12)      Cancellation Costs (ending December 1998)

(13)      Facilities Charges (Appendix J)

(14)      Clover Transmission Facilities Charge - 230 kV

(15)      Clover Transmission Facilities Charge - 500 kV

(16)      Economy Transactions

(17)      Other (Specify)

TOTAL                                                       $ _______________

                                                                      Appendix K
                                                                     Page 2 of 2


(A) Summary of Total Operation and Maintenance Charges from Appendix L:

                                                      ESTIMATE                 ADJUSTMENT
                                                   (Month) (Year)            (Month) (Year)                   TOTAL
                                                   --------------            --------------
North Anna Nuclear Station, Nuclear
   Production Operation and
   Maintenance Expenses
                                                  $                          $                             $


Other Nuclear Production Operation
   and Maintenance Expenses

Administrative and General
   Expenses

North Anna Switchyard
   and Operation and Maintenance
   Expenses

Interest

Revision                                                                                                   ________

TOTAL                                                                                                      $
                                                                                                           ________

                                                                      Appendix L
                                                                     Page 1 of 9

                                   APPENDIX L

                                 VIRGINIA POWER
                           NORTH ANNA NUCLEAR STATION
             NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSES
                            MONTH OF            19
                                 (Month) Budget


I.       BILLING FORMAT

FERC                                                                                      ODEC's
ACCOUNT   (Excludes Nuclear Fuel)                                           Total        Share(A)
---------------------------------                                           -----        --------
                  Operation

(1)      517      Supervision and Engineering                           $                $
(2)      519      Coolants and Water
(3)      520      Steam Expenses
(4)      523      Electric Expenses
(5)      524      Miscellaneous Nuclear Power Expenses
(6)      525      Rents
(7)      928      Reg. Comm. - NRC
                                                                         --------        --------

(8)               Total Operation                                        ________        ________

                  Maintenance

(9)      528      Supervision and Engineering
(10)     529      Structures
(12)     530      Reactor Plant Equip.
(13)     531      Electric Plant
                                                                         ________        ________
(14)              Total Maintenance
                                                                         ________        ________

(15)              Payroll Base

                  Payroll Add - On   (C)   Budget

(16)     926      Pensions
(17)     926      Benefits
(18)     408.1    Taxes
(19)     920      Success Share
(20)     926      OPEB
                                                                         ________        ________
(21)              TotalPayroll Add - On                                  ________        ________

(22)              Total North Anna Direct O&M and Payroll Add - On      $               $
                                                                         ________        ________


                    See Footnotes of Appendix L, Page 9 of 9

                                                                      Appendix L
                                                                     Page 2 of 9


                                 VIRGINIA POWER
           OTHER NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSES
                             MONTH OF           19
                                 (Month) Budget

                                                                                      Va. Power
FERC                                                                                    Nuclear           ODEC's
ACCOUNT (Excludes Nuclear Fuel)                                                         Support           Share(B)
-------------------------------                                                         -------           --------
                  Operation

(1)      517      Supervision and Engineering                                           $                 $
(2)      519      Coolants and Water
(3)      520      Steam Expenses
(4)      523      Electric Expenses
(5)      524      Miscellaneous Nuclear Power Expenses
(6)      525      Rents
(7)      556      System nuclear control and load dispatching
                  (based on ratio of nuclear capacity to total Va. Power
                   owned capacity)                                                      ________          ________

(8)               Total Operation                                                       ________          ________

                  Maintenance

(9)      528      Supervision and Engineering
(10)     529      Structures
(11)     530      Reactor Plant Equipment
(12)     531      Electric Plant
(13)     532      Miscellaneous Nuclear Plant                                           ________          ________

(14)              Total Maintenance                                                     ________          ________

(15)              Payroll Base

         Payroll Add - On (C)    Budget
(16)     926      Pensions
(17)     926      Benefits
(18)     408.1    Taxes
(19)     920      Success Share
(20)     926      OPEB
                                                                                        --------          --------
(21)              Total Payroll Add-On                                                  ________          ________

(22)              Total Nuclear Production Support and Payroll Add-On                   $                 $
                                                                                        --------          --------

                    See Footnotes of Appendix L, Page 9 of 9

                                                                      Appendix L
                                                                     Page 3 of 9

                                 VIRGINIA POWER
                      ADMINISTRATIVE AND GENERAL EXPENSES
                             MONTH OF           19



Fixed Monthly A&G Fee for administrative
and general services as described in
Section 11.01(a), (b) and (c)                                       $100,000.00

                    See Footnotes of Appendix L, Page 9 of 9

                                                                      Appendix L
                                                                     Page 4 of 9

                                 VIRGINIA POWER
                           NORTH ANNA NUCLEAR STATION
             NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSES
                              MONTH OF          19
                         ADJUSTMENT - ACTUAL vs. BUDGET

                                              Va. Power      Va. Power      ODEC's         ODEC's
FERC                                          (Month, Yr)    (Month, Yr)    Share of       Share of
ACCOUNT  (Excludes Nuclear Fuel)              Actual         Budget         Actual (A)     Budget (A)  Adjustment
-------  -----------------------              ------         ------         ----------     ----------  ----------
            Operation

(1) 517     Supervision and Engineering       $              $              $              $           $
(2) 519     Coolants and Water
(3) 520     Steam Expenses
(4) 523     Electric Expenses
(5) 524     Misc. Nuclear Power Expenses
(6) 525     Rents
(7) 928     Reg. Comm. - NRC                  _______        __________     _________      _______     _______

(8)         Total Operation                   _______        __________     _________      _______     _______

            Maintenance

(9)  528    Supervision and Engineering
(10) 529    Structures
(11) 530    Reactor Plant Equip.
(12) 531    Electric Plant
(13) 532    Miscellaneous Nuclear Plant       _______        __________     _________      _______     _______

(14)        Total Maintenance                 _______        __________     _________      _______     _______

(15)        Payroll Base

         Payroll Add - On (C) Actual Budget

(16) 926    Pensions
(17) 926    Benefits
(18) 408.1  Taxes
(19) 920    Success Share
(20) 926    OPEB                              _______        __________     _________      _______     _______

(21)        Total Payroll Add-On              _______        __________     _________      _______     _______

(22)        Total North Anna Direct O&M
            and Payroll Add-On                $              $              $              $           $
                                              _______        __________     _________      _______     _______


                    See Footnotes of Appendix L, Page 9 of 9

                                                                      Appendix L
                                                                     Page 5 of 9


                                 VIRGINIA POWER
                       OTHER NUCLEAR PRODUCTION OPERATION
                            AND MAINTENANCE EXPENSES
                           MONTH OF               19
                         ADJUSTMENT - ACTUAL vs. BUDGET

                                              Va. Power      Va. Power      ODEC's         ODEC's
FERC                                          (Month, Yr)    (Month, Yr)    Share of       Share of
ACCOUNT (Excludes Nuclear Fuel)               Actual         Budget         Actual (B)     Budget (B)  Adjustment
-------  -----------------------              ------         ------         ----------     ----------  ----------

                  Operation

(1)      517      Supervision and Eng.        $              $              $              $           $
(2)      519      Coolants and Water
(3)      520      Steam Expenses
(4)      523      Electric Expenses
(5)      524      Misc. Nuclear Pwr. Exp.
(6)      525      Rents
(7)      556      System Nuclear Control
                  and Load Dispatching (Based
                  on ratio of nuclear capacity to
                  total Va. Power owned
                  capacity)                   _______        __________     _________      _______     _______

(8)               Total Operation             _______        __________     _________      _______     _______

                  Maintenance

(9)      528      Supervision and Engineering
(10)     529      Structures
(11)     530      Reactor Plant Equipment
(12)     531      Electric Plant
(13)     532      Misc. Nuclear Plant         _______        __________     _________      _______     _______

(14)              Total Maintenance           _______        __________     _________      _______     _______

(15)              Payroll Base

         Payroll Add - On (C) Actual Budget
(16)     926      Pensions
(17)     926      Benefits
(18)     408.1    Taxes
(19)     920      Success Share
(20)     926      OPEB_________               _______        __________     _________      _______     _______

(21)              Total Payroll Add-On        _______        __________     _________      _______     _______

(22)              Total Nuclear Production
                  Support and payroll add-on  $              $              $              $           $
                                              _______        __________     _________      _______     _______

                   See Footnotes  of Appendix L, Page 9 of 9

                                                                      Appendix L
                                                                     Page 6 of 9


                                 VIRGINIA POWER
                             NORTH ANNA SWITCHYARD
                       OPERATION AND MAINTENANCE EXPENSES
                             MONTH OF           19


FERC
ACCOUNT                                                          (Month, Year)          ODEC's
-------                                                              Actual            Share (D)
                                                                 --------------        ---------
                      Operation

(1)    560     Supervision and Engineering
(2)    562     Station Expenses
(3)    563     Overhead Line Expenses
(4)    566     Miscellaneous Trans. Expenses
(5)    567     Rents                                             ______________   ____________

(6)            Total Operation                                   ______________   ____________

                      Maintenance

(7)    568     Supervision and Engineering
(8)    569     Structures
(9)    570     Station Equipment
(10)   571     Overhead lines
(11)   573     Miscellaneous Trans. Plant                        ______________   ____________

(12)           Total Maintenance                                 ______________   ____________

(13)           Payroll Base

         Payroll Add-On Actual

(14)     926      Pensions
(15)     926      Benefits
(16)     408.1    Taxes
(17)     920      Success Share
(18)     926      OPEB                                           ______________   ____________

(19)           Total Payroll Add-On                              ______________   ____________

(20)           Total O&M and Payroll Add-On                      $                $
                                                                 ______________   ____________


                    See Footnotes of Appendix L, Page 9 of 9

                                                                      Appendix L
                                                                     Page 7 of 9


                                 VIRGINIA POWER
                           INTEREST RATE CALCULATION
                          FOR BILLINGS TO OLD DOMINION

For the period (Month, Day, Year) through (Month, Day, Year) the per annum interest rate equal to the weighted cost of short-term financing was _______%. This was based on the prime rate at Chase Manhattan Bank. The rate was calculated as follows:

Time Period           Days            Interest Rate              Factor
-----------           ----            -------------              ------

                       ----            ----------                ------
Total                  ____            __________                ______

Interest Rate (Factor)/Days = _____%

NORTH ANNA      True-Up Amount   x   Interest Rate   x       Proration   =     Interest Amount
                --------------       -------------           ---------         ---------------

Operation and Maintenance

New Investment


                    See Footnotes of Appendix L, Page 9 of 9

                                                                      Appendix L
                                                                     Page 8 of 9
VIRGINIA POWER
                       ADMINISTRATIVE AND GENERAL EXPENSES
                                   MONTH OF 19
                                     ACTUAL
II.      A&G INFORMATION FORMAT

FERC
ACCOUNT
-------
                                                                                        Virginia
                  Operation                                                             Power
                  ---------                                                             --------
(1)      920      Administrative and General Salaries                                   $
(2)      921      Office Supplies and Expense
(3)      922      Administrative Expense and Transferred Credit
(4)      923      Outside Services
(5)      924      Property Insurance
(6)      925      Injuries and Damages
(7)      927      Franchise Requirement
(8)      928      Regulatory Commission Expenses
(9)      929      Duplicate Charges - Credit
(10)     930.1    Misc. - Gen. Advertising Expenses
         930.2    Misc. General Expense
(11)     931      Rents                                                                 _______
(12)              Total Operation                                                       _______

                  Maintenance

(13)     935      Maintenance of Gen. Plant                                             _______

(14)              Payroll Base                                                          _______

         Payroll Add-On   (C)  Actual

(15)     926      Pensions
(16)     926      Benefits
(17)     408.1    Taxes
(18)     920      Success Share
(19)     926      OPEB
                                                                                        -------
(20)                  Total Payroll Add - On                                            _______

(21)              Total A&G and Payroll Add-On                                          $
                                                                                        _______

                    See Footnotes of Appendix L, Page 9 of 9

                                                                      Appendix L
                                                                     Page 9 of 9


                                   FOOTNOTES


(A) Costs of the North Anna Power Station will be allocated to Old Dominion based on its ownership percentage. Costs will be determined in accordance with Section 11.01 of the I&O Agreement.

(B) Costs of the nuclear support function will be allocated to Old Dominion based on the ratio of Old Dominion's entitlement to nuclear capacity, to total nuclear capacity in commercial operation.

(C) Old Dominion will pay its pro rata share of employee pensions and benefits which are charged to administrative and general expenses, based on the ratio of pension and benefit cost to total payroll. The aforementioned ratio will be applied to salaries and wages included in the various operation and maintenance expense accounts. Also, Old Dominion will pay its pro rata share of payroll taxes based on the ratio of payroll taxes to total payroll.


(D) Costs of the North Anna switchyard will be allocated to Old Dominion based on Old Dominion's sixty percent (60%) ownership allocation of certain switchyard facilities times Old Dominion's ownership percentage.

                                                                      Appendix M
                                                                     Page 1 of 3

                                   APPENDIX M

                          PEAKING CAPACITY AND ENERGY

I.        Peaking Capacity

          Peaking Capacity shall be calculated in accordance with Section 8.03(a) and (e) and the following


          PC(y) = MODMDD(y-1) x 0.04 + PC(y-1)


Where y is equal to the year's index,

          PC(y)          =   Peaking Capacity in year y
          PC(y-1)        =   Peaking Capacity in year prior to year y
          MODMDD (y-1)   =   Maximum Old Dominion Monthly Delivered Demand in
                             year prior to year y
          This equation begins with year (y) = 1996

II.       Peaking Energy

          Peaking Energy will be determined based upon a forecast of Old Dominion projected hourly delivered loads excluding SEPA and adjusted for losses. These loads will be sorted in descending order and shall be referred to as the Old Dominion "Load Duration Curve." The Peaking Energy shall be calculated based upon the following equation:

                  hp
          PCe = (SIGMA)        ODMD - P + P\c\
                  h = 0

Where,

          PC\e\   =    Peaking Energy

         ODMD     =    Old Dominion Monthly Demand for each hour

          P       =    The maximum 60 minute Old Dominion Monthly Demand for the
                       year

          PC      =    Peaking Capacity for the year

                                                                      Appendix M
                                                                     Page 2 of 3

h         =   The hourly index
hT        =   The total number of hours during the year.
hp        =   That hour where ODMD equals the maximum 60 minute Old Dominion
              Monthly Demand for the year less the Peaking Capacity for the year.

An illustration of the peaking energy for a sample year follows.

                                                                      Appendix O
                                                                     Page 3 of 3

                        OLD DOMINION LOAD DURATION CURVE
                                  ANNUAL BASIS



                   [GRAPH APPEARS HERE - PLOT POINTS NEEDED]

                         Specifications for Service for
                    Network Integration Transmission Service
                      to Old Dominion Electric Cooperative

         The   Specifications   for  the   provision   of  Network   Integration
Transmission Service by Virginia Electric and Power Company to Old Dominion Electric Cooperative are as follows:

VIRGINIA POWER UNITS:

                                                              Dependable Capacity      Dependable Capacity
 Generation Resource             Resource Location                Summer MW                 Winter MW
 -------------------             -----------------                --------                  ---------
Nuclear:
North Anna 1                 Mineral                  VA                   893                     893
North Anna 2                 Mineral                  VA                   897                     897
Surry 1                      Surry                    VA                   801                     801
Surry 2                      Surry                    VA                   801                     801
Coal:
Bremo 3                      Bremo Bluff              VA                    71                      74
Bremo 4                      Bremo Bluff              VA                   156                     160
Chesapeake 1                 Chesapeake               VA                   111                     111
Chesapeake 2                 Chesapeake               VA                   111                     111
Chesapeake 3                 Chesapeake               VA                   156                     162
Chesapeake 4                 Chesapeake               VA                   217                     221
Chesterfield 3               Chester                  VA                   100                     105
Chesterfield 4               Chester                  VA                   166                     171
Chesterfield 5               Chester                  VA                   326                     333
Chesterfield 6               Chester                  VA                   658                     671
Clover 1                     Clover                   VA                   441                     441
Clover 2                     Clover                   VA                   441                     441
Mt. Storm 1                  Mt. Storm                WV                   533                     545

                                      -2-

                                                              Dependable Capacity      Dependable Capacity
 Generation Resource             Resource Location                Summer MW                  Winter MW
 -------------------             -----------------                ----------                  ---------
Mt. Storm 2                  Mt. Storm               WV                    533                    545
Mt. Storm 3                  Mt. Storm               WV                    521                    536
Possum Pt. 3                 Dumfries                VA                    101                    105
Possum Pt. 4                 Dumfries                VA                    221                    221
Yorktown 1                   Yorktown                VA                    159                    163
Yorktown 2                   Yorktown                VA                    167                    172
North Branch (R/S)           Bayard                  WV                    74                     77
Heavy Oil:
Possum Pt. 1                 Dumfries                VA                    74                     74
Possum Pt. 2                 Dumfries                VA                    69                     71
Possum Pt. 5                 Dumfries                VA                    786                    801
Yorktown 3                   Yorktown                VA                    818                    820
Hydro:
Conventional                                                                324                    324
Bath County                  Warm Springs            VA                    1,260                  1,260
Combustion Turbine:
Bellemeade (R/S)                                                            230                    250
Chesterfield 7               Chester                 VA                    197                    232
Chesterfield 8               Chester                 VA                    200                    235


NON-UTILITY GENERATORS:

                                                                  Dependable Capacity     Dependable Capacity      Contract
         Generation Resource               Resource Location         Summer kW               Winter kW             Expiration
         -------------------               -----------------         ---------               ---------             ----------

Stone Container                          Hopewell           VA                   38,362                  38,362    10/25/2004
Westvaco                                 Convington         VA                   55,000                  55,000    06/17/2001
Merck & Company                          Elkton             VA                    1,901                   1,901    06/13/2003
Chapman Dam                              Woodstock          VA                       72                      72    10/16/2004
Coiners Mill                             Dooms              VA                       10                      10    12/29/2013
Chesapeake                               West Point         VA                   35,000                  35,000    11/09/2000
Norfolk Naval Shipyard                   Portsmouth         VA                        0                       0    04/26/2003
Emporia Hydro                            Emporia            VA                    1,100                   1,100    03/20/2006
Park 500                                 Hopewell           VA                   10,000                  10,000    12/30/2003
Columbia Mills                           Buena Vista        VA                      259                     259    02/06/2015
Alexandria MSW                           Alexandria         VA                                           19,500    01/28/2023
Cogentrix - Hopewell                     Hopewell           VA                   88,500                  88,500    01/09/2008
Scott Energy                             Amelia             VA                    2,500                   2,500    12/28/2015
Cogentrix - Portsmouth                   Portsmouth         VA                   11,500                 115,000    06/08/2008
Union Camp                               Franklin           VA                   14,000                  14,000    08/26/2006
Banister                                 Halifax            VA                      100                     100    09/27/2008
Harvell                                  Petersburg         VA                      100                     100    06/29/2012
Lakeview Hydro                           Colonial Heights   VA                      100                     100    12/21/2008
Richmond Power Enterprises               Richmond           VA                  230,256                 250,000    03/12/2016
Hopewell Cogen, LP                       Hopewell           VA                  335,200                 398,690    07/30/2015
Doswell #1                               Doswell            VA                  302,500                 363,000    05/09/2017
Doswell #2                               Doswell            VA                  302,500                 363,000    05/02/2017
Ogden-Martin Fairfax                     Fairfax            VA                   57,000                  57,000    05/24/2015
Rivanna Water & Sewer                    Charlottesville    VA                      100                     100    04/28/1998
Battersea Dam                            Ettrick            VA                      100                     100    12/31/2015
Weyerhaeuser                             Plymouth           NC                        0                       0    07/26/1997
Fries Hydro                              Fries              VA                    2,400                   2,400    05/19/1999
LG&E-Westmoreland Altavista              Altavista          VA                   62,700                  62,700    02/21/2017
LG&E-Westmoreland Hopewell               Hopewell           VA                   62,700                  62,700    06/30/2017


                                                                    Dependable Capacity     Dependable Capacity   Contract
     Generation Resource                Resource Location                 Summer kW               Winter kW       Expiration
     -------------------                -----------------                 ---------               ---------       ----------

LG&E-Westmoreland Southhampton         Southampton        VA                   62,700                   62,700   03/06/2017
Brasfield Dam                          Petersburg         VA                    2,500                    2,500   10/11/2013
Schoolfield Dam                        Danville           VA                    3,000                    3,000   11/30/2015
Roanoke Valley Project                 Halifax Co.        NC                  165,000                  167,200   05/28/2019
Cogentrix - Rocky Mount                Rocky Mount        NC                  115,500                  115,500   10/14/2015
Cogentrix of Richmond - Unit 1         Richmond           VA                  115,500                  115,500   07/31/2017
Cogentrix of Richmond - Unit 2         Richmond           VA                   93,500                   93,024   07/31/2017
Commonwealth Atlantic LP               Chesapeake         VA                  312,004                  375,001   06/04/2017
Gordonsville Energy L.P. I             Louisa Co.         VA                  108,702                  143,902   05/31/2024
Gordonsville Energy L.P. II            Louisa Co.         VA                  108,702                  143,902   05/31/2024
Mecklenburg                            Clarksville        VA                  132,000                  132,000   11/05/2017
Multitrade of Pittsylvania Co., LP     Pittsylvania Co.   VA                   75,312                   79,500   06/14/2019
Panda-Rosemary                         Roanoke Rapids     NC                  165,000                  198,000   12/26/2015
Boydton Plank Road                     Dinwiddie Co.      VA                    3,000                    3,000   12/29/2017
Wythe Park Power #2                    Petersburg         VA                    3,000                    3,000   12/31/2004
Wythe Park Power #3                    Richmond           VA                    3,000                    3,000   07/28/2006
Core-Chesterfield                      Chesterfield Co.   VA                    3,000                    3,000   06/12/1997
Dale                                   Chesterfield Co.   VA                    3,000                    3,000   03/28/1998
I-95 Landfill                          Lorton             VA                    3,000                    3,000   12/31/2011
Roanoke Valley II                      Halifax Co.        NC                   44,000                   45,100   05/31/2020
SEI Birchwood                          King George Co.    VA                  217,800                  222,200   11/14/2021
WE GEN Inc.                            Halifax Co.        VA                    2,900                    2,900   06/28/2022
Baker Cogeneration                     Richmond           VA                    3,000                    3,000   02/08/2022
Suffolk Landfill #1                    Suffolk            VA                    3,000                    3,000   11/03/2014
Handcraft                              Richmond           VA                    3,000                    3,000   02/23/2022
Wiccacon                               Hertford Co.       NC                    5,000                    5,000   12/30/2009
I-95 Phase II                          Lorton             VA                    3,000                    3,000   02/09/2013
Johnston Willis                        Chesterfield Co.   VA                    3,000                    3,000   03/15/2022
William Byrd                           Henrico Co.        VA                    3,000                    3,000   12/01/2022
Carver Heights                         Chesterfield Co.   VA                    1,500                    1,500   12/30/2008


                                      -5-

                                                                  Dependable Capacity      Dependable Capacity     Contract
     Generation Resource                Resource    Location               Summer kW                Winter kW    Expiration
     -------------------                --------------------               ---------                ---------    ----------
Richmond Electric Generation           Henrico Co.         VA                   2,900                    2,900   08/26/2013
Kirk Lumber                            Suffolk             VA                       0                        0   08/05/1997
Lanier Road                            Goochland Co.       VA                   3,000                    3,000   12/30/2022
Lewiston NUG                           Lewiston            NC                   5,000                    5,000   12/30/2013
Woodville NUG                          Woodville           NC                   5,000                    5,000   12/30/2013
Robersonville NUG                      Robersonville       NC                   5,000                    5,000   12/30/2013


PURCHASES:

                                                           Dependable Capacity        Dependable Capacity        Contract
   Generation Resource          Resources    Location         Summer KW                    Winter KW             Expiration
   -------------------          ---------------------         ---------                    ---------             ----------

  AEP/Rockport                 Spencer County       IN                        455                         455    12/31/1999
  AEP System Capacity                                                          45                          45    12/31/1999
  Hoosier/Merom                Bloomington          ID                        400                         400    12/31/1999


POINTS OF DELIVERY


B-A-R-C EC


Name/Description                   Delivered Voltage (kV)          1996 Summer NCP (kW)        1996-97 Winter NCP (kW)
----------------                   ----------------------          --------------------        -----------------------


BUSTLEBURG                                   115.0                        3,007                          4,956
CALLAGHAN                                     46.0                        9,075                         15,251
GOSHEN                                        46.0                        8,963                         12,522
LEXINGTON                                     12.5                        1,363                          1,733
CORNWALL                                      46.0                        2,376                          3,069
FORDWICK                                      23.0                        1,932                          2,572
FAIRFIELD                                     23.0                        1,195                          1,890
EFFINGER                                     115.0                          N/A                          3,370



COMMUNITY EC

BLACK CREEK                                   13.2                        1,847                          2,335
COURTLAND                                     13.2                        2,397                          3,027
HANDSOM                                      115.0                        1,978                          3,043
HOLLAND                                      115.0                        5,023                          6,661
LUMMIS                                        12.5                        2,413                          2,954
PAGAN                                         13.2                        6,143                          8,058
SADLERS                                       12.5                        2,417                          2,789
WINDSOR                                      115.0                        6,528                          7,469
HARRELLS                                      13.2                        1,387                          1,459
NOTTOWAY                                     34.5                        2,835                          2,520



MECKLENBURG EC

BEECHWOOD                                    115.0                        9,206                         11,309
BLACK BRANCH                                  69.0                        4,113                          3,993
BRINKS                                       115.0                        2,063                          4,673
CLARKSVILLE                                  115.0                        3,701                          3,763



Name/Description                Delivered Voltage (kV)  1996 Summer NCP (kW)        1996-97 Winter NCP  (kW)
----------------                ----------------------  ---------------------        ------------------------


MECKLENBURG EC
(continued)

CLIMAX                                          69.0                        4,770                         4,907
EMPORIA                                        115.0                        2,000                         1,823
FREEMAN                                        115.0                        4,934                         4,522
GASBURG                                         69.0                        7,272                         7,930
GRETNA                                          69.0                        5,566                         5,897
GRIT                                           115.0                        2,927                         2,818
HICKORY GROVE                                  115.0                        4,267                         5,054
JONES STONE                                     69.0                        3,358                         3,422
MT. AIRY                                        69.0                        2,789                         2,837
NORTHVIEW                                      115.0                        2,265                         2,126
OMEGA                                          115.0                        6,077                         6,374
BOYDTON                                        115.0                        3,461                         3,307
BARNES JUNCTION                                115.0                        3,547                         3,792
SHOCKOE                                         69.0                        3,811                         3,250
KERR                                           115.0                        1,656                         1,310
MECKGEN                                        115.0                        3,456                         3,514
MECKGEN 2                                      115.0                          922                           634
CRYSTAL HILL 2                                 115.0                        7,910                         8,842
BELFIELD                                       115.0                        7,868                         8,876
HURT #1                                        115.0                          N/A                           N/A
HURT #2                                        115.0                          N/A                           N/A
HUBER                                          115.0                        7,248                         7,344



NORTHERN NECK EC

CROSS HILL                                      12.5                          883                         1,275
FOLLY                                           34.5                        3,283                         4,802
GARNER                                         115.0                       12,877                        16,590
OAK GROVE                                       34.5                        8,669                         8,316



Name/Description                      Delivered Voltage (kV)  1996 Summer NCP (kW)         1996-97 Winter NCP (kW)
----------------                      ----------------------  ----------- --------         ------------------------


NORTHERN NECK EC
(continued)

OFFICE HALL                                          13.2                          3,038                        4,500
PASSAPATANZY                                         13.2                          3,314                        4,289
SANDERS                                             230.0                         10,234                       14,966



NORTHERN VIRGINIA EC

INDEPENDENT HILL                                    115.0                         15,391                       22,281
ARCOLA                                              115.0                          4,162                        4,824
BETHEL                                              115.0                         13,571                        9,222
CATHARPIN                                           115.0                          5,126                        5,789
COUNTRY CLUB                                        115.0                         16,358                       22,886
HARRISION                                           115.0                         78,480                      109,440
HERNDON                                              34.5                          4,200                        3,850
HILLSBORO                                            34.5                          5,683                        8,379
LINDENDALE                                          115.0                         22,598                       22,560
MIDDLETON                                            13.2                          1,646                        2,649
MINNIEVILLE                                         115.0                          7,963                        8,400
MOORE                                                34.5                          8,749                       15,210
MT. WEATHER                                          34.5                          2,948                        3,133
SMOKETOWN                                           115.0                         25,998                       18,619
WELLINGTON                                          115.0                          8,010                        9,048
GODWIN                                              115.0                            950                          317
SOWEGO 2                                            115.0                         14,962                       25,848
CARDINAL                                            115.0                         17,271                       23,613
CUB RUN 2                                           230.0                         33,670                       31,416
INDEPENDENT HILL 2                                  115.0                          4,946                        7,482
CEDAR GROVE                                         115.0                          9,573                       13,630
GAINESVILLE 2                                       115.0                         79,315                       80,179
JOHNSON 3                                           230.0                         17,069                       12,835

                                                                -10-

Name/Description                      Delivered Voltage (kV)  1996 Summer NCP (kW)       1996-97 Winter NCP (kW)
----------------                      -----------------------  ---------------------       -----------------------


NORTHERN VIRGINIA EC
(continued)
JOHNSON 4                                           230.0                         16,710                       14,090
CLARKS GAP                                           34.5                          3,276                        5,733
GODWIN #2 (REC)                                     115.0                          2,920                        2,746



PRINCE GEORGE EC

BEECHLAND                                            34.5                          2,779                        3,934
PRINCE GEORGE                                        13.2                          5,388                        7,209
SPRING GROVE                                         13.2                          2,147                        2,143
WAKEFIELD                                            13.2                          1,933                        2,601
WILKERSONS CORNER                                    13.2                            594                          824
BACONS CASTLE                                        13.2                            932                        1,432
BOOKER                                               13.2                            511                          582
ROWANTA                                              13.2                          1,231                        1,382
GARYSVILLE                                           13.2                          3,980                        4,389
BAKERS POND                                         115.0                         13,430                       17,645
WAVERLY #2                                          115.0                          3,648                        3,871



RAPPAHANNOCK EC

BEAR ISLAND FIRM                                     230.0                        98,112                       100,170
BRANDY                                               115.0                         2,952                         3,250
CUCKOO                                                13.2                         4,315                         5,626
CULPEPER NO.1                                         13.2                        13,209                        14,285
CULPEPER NO.2                                         12.5                         2,324                         4,599
DECAPOLIS                                             34.5                         4,975                         6,070
GOLDMINE                                              13.2                         5,698                         8,813
GREENWOOD                                            115.0                        49,040                        81,216
KINGS DOMIINION                                      115.0                        24,192                        27,360



Name/Description
----------------

                               Delivered Voltage (kV)    1996 Summer NCP (kW)       1996-97 Winter NCP (kW)
                               -----------------------    ---------------------       ----------------------

RAPPAHANNOCK EC
(continued)

LOCUST GROVE                       115.0                   18,266                        26,777
MILLERS TAVERN                      34.5                    2,593                         3,388
NORTH DOSWELL                      115.0                    8,554                         8,026
OAK SHADE                           34.5                    4,774                         7,099
ORANGE                              12.5                    1,690                         1,970
ORCHID                              13.2                    3,655                         5,999
ORLEANS                             34.5                    4,200                         6,174
PAYTES                              34.5                   14,386                        15,042
SLABTOWN                           115.0                   11,846                        12,653
ST. JOHNS CHURCH #1                115.0                   37,557                        49,099
UNIONVILLE                          13.2                    2,998                         3,568
WARRENTON                           34.5                    4,356                         5,353
WHITE SHOP                          13.2                    1,150                         1,813
WILDERNESS                          12.5                   11,128                        23,597
WOODPECKER                         115.0                    2,323                         2,338
NORTH ANNA                         115.0                      N/A                           N/A
FOUR RIVERS                        230.0                    2,400                         3,200
FOUR RIVERS 2                      230.0                    3,000                         2,400
ELK RUN                            115.0                      934                           947
CLANCIE                             34.5                      746                         1,044
PROFFIT                            230.0                   20,880                        31,104
MITCHELL                           115.0                    3,128                         3,115


                                                                -12-




Name/Description               Delivered Voltage (kV)    1996 Summer NCP (kW)       1996-97 Winter NCP (kW)
----------------               -----------------------    ---------------------       ----------------------


SHENANDOAH VALLEY EC

BRANDS                                              115.0                         9,274                        12,624
COLD SPRING                                          23.0                         2,525                         2,671
CRIMORA                                              23.0                         4,748                         7,304
DAYTON                                              115.0                        16,534                        18,134
GARDNER SPRINGS                                      23.0                         3,586                         4,545
MT. JACKSON                                          34.5                         5,385                         6,439
NORTH RIVER                                         115.0                         8,996                         7,181
TIMBERVILLE                                         115.0                        23,846                        25,229
TRIMBLES MILL                                       115.0                         6,086                         8,534
COLUMBIA FURNACE                                     23.0                         2,442                         3,198
WOODSTOCK                                            34.5                         3,291                         4,392
ELKTON (COORS)                                      115.0                         6,350                         6,451
STUARTS DRAFTS                                      115.0                        14,112                        17,251
BARTERBROOK                                         115.0                         5,731                         5,347



SOUTHSIDE EC

ALTAVISTA                                            12.5                          3,422                        3,614
AMELIA                                               34.5                          7,373                       10,454
FORT PICKETT                                        115.0                         11,701                       11,050
CENTER STAR                                          34.5                          5,361                        8,030
CHERRY HILL                                          34.5                          2,541                        3,049
DANIELTOWN                                           69.0                          4,992                        6,106
DRAKES BRANCH                                        12.5                          3,186                        3,701
EVERGREEN                                            34.5                          2,345                        2,880
GARY                                                115.0                          3,168                        3,395
GLADYS                                               69.0                          4,399                        5,386
HOOPER                                              115.0                          3,845                        4,651
MADISONVILLE                                         34.5                          3,763                        4,973







Name/Description               Delivered Voltage (kV)    1996 Summer NCP (kW)       1996-97 Winter NCP (kW)
----------------               -----------------------    ---------------------       ----------------------



  SOUTHSIDE EC
  (continued)

 MARTINS                                              115.0                         2,634                         2,666
 MORAN                                                115.0                         6,398                         8,371
 NUTBUSH                                              115.0                         5,389                         4,786
 POINTON                                               34.5                         2,667                         2,995
 REDHOUSE-NEW                                         115.0                         9,024                        11,688
 STODDERT                                              34.5                         2,506                         3,043
 REAMS 2                                              115.0                        14,933                        20,966
 VICTORIA                                             115.0                         2,112                         5,386
 POWHATAN #2                                           34.5                        10,146                        17,444


                             Service Agreement For
                    Network Integration Transmission Service
                      To Old Dominion Electric Cooperative

        THIS AGREEMENT is made as of this 29th day of July, 1997, by and between Virginia Electric and Power Company (hereinafter called "Transmission Provider"), and Old Dominion Electric Cooperative (hereinafter called "Transmission Customer").

        In consideration of the mutual covenants and agreements herein contained, the Parties hereto agree as follows:

1. Transmission Provider agrees to furnish, and Transmission Customer agrees to take and pay for, Network Integration Transmission Service pursuant to Transmission Provider's FERC Transmission Tariff Volume No. 5, as modified from time to time. The terms and conditions of the Tariff are incorporated herein and made a part hereof. Nothing contained herein shall be construed as affecting in any way Transmission Provider's right to unilaterally make application to the Federal Energy Regulatory Commission, or other regulatory agency having jurisdiction, for any change in the Tariff or this Service Agreement under Section 205 of the Federal Power Act, or other applicable statute, and any rules and regulations promulgated thereunder; or Transmission Customer's rights under the Federal Power Act and rules and regulations promulgated thereunder.

2. The specifications of service shall be agreed to from time to time by Transmission Provider and Transmission Customer. Changes in the specifications do not require amendment of the Service Agreement that is filed with the FERC unless the changes in specifications result in changes in the charges to Transmission Customer for Network Integration Transmission Service or related Ancillary Services.

3. The charge for Network Integration Transmission Service over Transmission Provider's Transmission System to Transmission Customer shall be the rate set out in Schedule 9 of the Tariff, applied to the difference between Transmission Customer's Network Load and any SEPA capacity for which the Transmission Provider receives payment for transmission service pursuant to another contract. In addition, Transmission Customer shall pay a proportional share of Redispatch Costs based on the ratio of its Network Load to the sum of all Network Loads and Transmission Provider's Native Load. In the event that Transmission Customer requests service from Network Resources or to delivery points that are not listed in the specifications for service commencing January 1, 1998, and Transmission Provider must construct additional transmission facilities or redispatch generation in order to provide such service, Transmission Provider may seek to amend this Service Agreement to provide for Transmission Customer to pay for such transmission service on an incremental basis pursuant to the policies of the Commission. Any fuel costs that Transmission Customer pays as a result of redispatch charges pursuant to this section that would otherwise be included in fuel adjustment clause charges under the Interconnection and Operating Agreement Between Virginia Electric and Power Company and Old Dominion Electric Cooperative ("the I&O Agreement") will be excluded from Transmission Customer's fuel adjustment clause charges under that Agreement.

4. The charge for Distribution Service to Transmission Customer's Distribution-level points of delivery is $.8193/kW month, multiplied by Transmission Customer's maximum hourly demand coincident at all delivery points served at distribution voltages, less capacity supplied to such delivery points by SEPA, at production level. The charge for Distribution Service includes the cost of delivery point meters provided by Transmission Provider for service to Transmission Customer. The loss factor for such Distribution Service is 0.6924%.

5. Transmission Customer's arrangements for Ancillary Services are as follows:

            Scheduling, System Control and Dispatch Service: For the period January 1, 1998 through December 31, 2001, the rate shall be $.01133/kW month, applied to the difference between Transmission Customer's Network Load and any SEPA capacity for which Transmission Provider receives payment for this service pursuant to another contract. Beginning January 1, 2002, Schedule 1 of the Tariff, as modified from time to time, shall apply.

             Reactive Supply and Voltage Control from Generation Sources
        Service: For the period January 1, 1998 through December 31, 2001, the rate shall be

        $.11000/kW month, applied to the difference between Transmission Customer's Network Load and any SEPA capacity for which Transmission Provider receives payment for this service pursuant to another contract, less Transmission Customer's ownership entitlement in the North Anna and Clover generating stations, for which Transmission Customer self-supplies this service. Beginning January 1, 2002, Schedule 2 of the Tariff, as modified from time to time, shall apply.

            Regulation and Frequency Response Service: For the period January 1, 1998 through December 31, 2001, Transmission Customer shall purchase this service from Transmission Provider at a rate of $6.72/kW month applied to .71% of the difference between Transmission Customer's Network Load and any SEPA capacity for which Transmission Provider receives payment for this service pursuant to another contract. Beginning January 1, 2002, Schedule 3 of the Tariff, as modified from time to time, shall apply.

             Energy Imbalance Service: For the period in which the dispatch of all of Transmission Customer's Network Resources is controlled by Transmission Provider, there is no charge for energy imbalance service because those Network Resources are automatically dispatched to meet Transmission Customer's entire Network Load.
        Schedule 4, as modified from time to time, shall apply to any Network Load served by Excluded Supplemental Capacity or Excluded Peaking Capacity under the I&O Agreement.

            Operating Reserve -- Spinning Reserve Service: For the period January 1, 1998 through December 31, 2001, Transmission Customer shall purchase this service from Transmission Provider at a rate of $8.59000/kW month, applied to 1.26% of difference between Transmission Customer's Network Load and any SEPA capacity for which Transmission Provider receives payment for this service pursuant to another contract. Beginning January 1, 2002, Schedule 5 of the Tariff, as modified from time to time, shall apply.

            Operating Reserve -- Supplemental Reserve Service: For the period January 1, 1998 through December 31, 2001, Transmission Customer shall purchase this service from Transmission Provider at a rate of $5.55000/kW month, applied to 1.26% of the difference between Transmission Customer's Network Load and any SEPA capacity for which Transmission Provider receives payment for this service pursuant to another contract. Beginning January 1, 2002, Schedule 6 of the Tariff, as modified from time to time, shall apply.

6. Transmission Customer shall maintain a minimum power factor of 97.3% (lagging) at transmission-level delivery points and 99.0% (lagging) at distribution level delivery points. Power factors shall be determined based on the sums of the kW and rkva, respectively, for all of Transmission Customer's transmission level or distribution level delivery points within each of Transmission Provider's districts. If Transmission Customer fails to maintain these power factors Transmission Provider shall charge Transmission Customer for its historical reactive requirements at embedded cost rates and for its reactive requirements in excess of historical levels on an incremental basis.

7. Transmission Customer may not assign the Service Agreement to any other entity; provided that Transmission Customer may assign or transfer its rights under this Agreement to the U.S. Government or any agency thereof, the National Rural Utilities Cooperative Finance Corporation, or any other financing institution solely as security for loans or advances without the prior written consent of Transmission Provider.

8. This Service Agreement is subject to any present and future state and federal laws, regulations, orders or other duly promulgated requirements.

9. This Service Agreement shall become effective on January 1, 1998 and shall have an initial term of four years. After the initial term, this Service Agreement shall continue in effect until terminated by Transmission Provider or Transmission Customer; provided that the terminating Party must provide not less than one year's written notice of termination.

        IN WITNESS HEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials.

VIRGINIA ELECTRIC AND POWER COMPANY

By:    /s/J.T. Rhodes
       --------------
Name:  Dr. James T. Rhodes

Title: President and Chief Executive Officer

Date: July 29, 1997

OLD DOMINION ELECTRIC COOPERATIVE

By:     /s/R.W. Watkins
        ---------------
Name:   R. W. Watkins

Title:  President and Chief Executive Officer

Date:   July 29, 1997

                          Network Operating Agreement
                                    Between
                      Virginia Electric and Power Company
                                      and
                       Old Dominion Electric Cooperative

Preamble

        Virginia Electric and Power Company ("Transmission Provider") and Old Dominion Electric Cooperative ("Transmission Customer") agree that the provisions of this Network Operating Agreement ("Network Operating Agreement") and the Service Agreement govern Transmission Provider's provision of Network Integration Transmission Service to Transmission Customer in accordance with
Part III of the Open Access Transmission Tariff ("Tariff"), as it may be amended from time to time. Unless specified herein, capitalized terms shall refer to terms defined in the Tariff. 1. Control Area Requirements

1.      Control Area Requirements

        Transmission Provider shall be the Control Area Operator for the Network Loads of Transmission Customer.

        Transmission Provider and Transmission Customer shall plan, construct, operate, and maintain their facilities and systems in accordance with Good Utility Practice, which shall include, but not be limited to, all applicable guidelines of NERC and SERC, as they may be modified from time to time, and any generally accepted practices in the region that are consistently adhered to by Transmission Provider.

2.      Redispatch Procedures

       (a) If Transmission Provider determines that redispatching resources (including reductions in off-system purchases and sales) to relieve an existing or potential transmission constraint is the most effective way to ensure the reliable operation of the Transmission System, Transmission Provider will redispatch Transmission Provider's and Transmission Customer's resources on a least-cost basis, without regard to the ownership of such resources. Transmission Provider will apprise Transmission Customer of its redispatch practices and procedures, as they may be modified from time to time.

       (b) Transmission Customer shall submit to Transmission Provider verifiable cost data for any Network Resources that Transmission Provider does not dispatch, which estimate the cost to Transmission Customer of changing the generation output of each of its Network Resources. This cost data will be used, along with similar data for Transmission Provider's resources, as the basis for least-cost redispatch. Transmission Provider's bulk power operations personnel will keep this data confidential, and will not disclose it to Transmission Provider's marketing personnel. If Transmission Customer experiences changes to the costs for such Network Resources, Transmission Customer will submit those changes to Transmission Provider's system operation center. Transmission Provider will implement least-cost redispatch consistent with its current practices and procedures for its own resources and its contract obligations with respect to any purchased resources. Transmission Customer shall respond within ten (l0) minutes to requests from Transmission Provider's system operation center for redispatch of such Network Resources that Transmission Provider does not dispatch.

         (c) In addition to the rights that Transmission Customer may have pursuant to other contracts with Transmission Provider, Transmission Customer may audit, at its own expense, redispatch events (such as the cause or necessity of the redispatch) during normal business hours following reasonable notice to Transmission Provider. Either Transmission Customer or Transmission Provider may request an audit of the other Party's cost data. Any audit of cost data shall be performed by an independent agent at the requesting Party's cost. Such independent agent shall be required to keep all cost data confidential and not disclose such information to Transmission Customer's marketing personnel or Transmission Provider's marketing personnel.

         (d) Once redispatch has been implemented, Transmission Provider shall book in a separate account the redispatch costs incurred by Transmission Provider and Transmission Customer based on the submitted cost data.

3.      Metering

         (a) Unless otherwise agreed, Transmission Provider shall be responsible for the purchase, installation, operation, maintenance, repair and replacement of all metering equipment necessary to enable Transmission Provider to provide Network Integration Transmission Service. Transmission Customer shall reimburse Transmission Provider for the cost of such meters through monthly charges as provided in the Service Agreement. If Transmission Customer obtains energy from any generator that is not owned or controlled by Transmission Provider, Transmission Customer must either provide a non-dynamic schedule between Control Areas or ensure that there is sufficient metering to measure the amount of energy provided to Transmission Provider's Control Area by that generator. All metering equipment shall conform to Good Utility Practice and the standards and practices of Transmission Provider's Control Area. If Transmission Customer is responsible for metering, then, prior to its installation, Transmission Provider shall approve the type of metering equipment to ensure conformance with such standards or practices, and such approval shall not be unreasonably withheld.

         (b) Electric capacity and energy received by Transmission Provider from Transmission Customer shall be measured by meters installed at Transmission Customer's Network Resources if such Network Resources are electronically located within Transmission Provider's Control Area. When measurement is made at any location other than a Point of Receipt, suitable adjustment for losses between the point of measurement and the

                Point of Receipt shall be agreed upon in writing between the parties hereto and will be applied to all measurements so made. Metered receipts used in billing and accounting hereunder shall in all cases include adjustments for such losses.

         (c) Electric capacity and energy delivered to Transmission Customer's Network Load by Transmission Provider shall be measured by meters installed at the Point(s) of Delivery to such Network Loads. When measurement is made at any location other than Point(s) of Delivery, suitable adjustment for losses between the point of measurement and the Point(s) of Delivery will be agreed upon in writing between the parties hereto and will be applied to all measurements so made. Metering equipment shall normally be installed on Transmission Customer's side of the delivery point. Metered receipts used in billing and accounting hereunder shall in all cases include adjustments for such losses.

         (d) Meters at Transmission Customer's Network Resources and Network Loads shall be tested at least once every year. At the request of either Party, a special test of any meter will be performed. All costs of such a test will be paid by the Party requesting the test, unless metering inaccuracy as defined in paragraph 3(e) is discovered, in which case costs will be borne by the Party that owns the meter. Representatives of both parties shall be afforded an opportunity to be present at all routine or special tests. All meters will be sealed and seals will be broken only by the owning Party and only when meters are to be tested or adjusted.

         (e) In the event any metering equipment used to measure capacity and energy is found to be inaccurate by more than one (l) percent or is inoperable, the meter will be promptly replaced, repaired or readjusted by the owner of the meter. Adjustments made for metering inaccuracy or other meter malfunctions will be made for the period the inaccuracy or malfunction is known, or for a mutually agreed upon period, if not known. If agreement on the period of adjustment cannot be reached, a period of three months from the date of discovery of the inaccuracy or malfunction shall be utilized.

        (f) Either Party shall have the right to install check metering at any Point(s) of Receipt or Delivery, as herein provided without charge by the Party owning the metering equipment for the purpose of checking the meters installed by the other Party.

         (g) Each Party shall read any meters owned by it, except as may be mutually agreed, and shall furnish to the other Party all meter readings and other information required for operations and for billing purposes. Such information shall remain available to the other Party for three (3) years.

4.      Operating Data and Equipment Requirements

         (a) Supervisory Control and Data Acquisition (SCADA) telemetry to Transmission Provider is required for: (i) Transmission Customer's aggregate Network Load; (ii) each Network Resource that is designated by Transmission Customer after the date of this Agreement; and (iii) each transmission-voltage delivery point that is established after the date of this Agreement for which such telemetry is determined by the Network Operating Committee to be necessary to support the reliability of the transmission system. Transmission Provider shall establish the requirements for SCADA telemetry, the data to be received at its system operations center and the protocol for communications between Transmission Provider and Transmission Customer based on Good Utility Practice and the reliability and security of the system. Transmission Provider shall coordinate its decisions concerning SCADA telemetry, data and communications protocols with Transmission Customer to the extent it can reasonably do so.

         (b) Transmission Customer shall be responsible for the purchase, installation, operation, repair and replacement of SCADA telemetry equipment and protection equipment and any related equipment and hardware that is required by this Agreement. Transmission Customer also shall be responsible for implementing any modifications to the SCADA software and communications protocols necessary to communicate effectively with Transmission Provider.

5.      Operating Requirements

         (a) Transmission Customer shall operate its generating resources inside Transmission Provider's Control Area (other than resources operated by Transmission Provider) in a manner consistent with that of Transmission Provider, following voltage schedules, free governor response, meeting power factor requirements at the points of interconnection with Transmission Provider's system, and other such criteria required by NERC and SERC and consistently adhered to by Transmission Provider.

         (b) Transmission Customer shall develop a load curtailment plan that provides for voltage reductions, voluntary load curtailments, manual load shedding and automatic load shedding that is comparable to the load curtailment plan that Transmission Provider has for its Native Load Customers. Transmission Provider and Transmission Customer shall work together to ensure the integrity of the interconnected systems, with Transmission Provider charged with the responsibility of initiating and coordinating any load curtailments and the subsequent restoration of these loads. Should Transmission Customer willfully fail, in the absence of good cause, to reduce voltage or shed load as required by Transmission Provider, it shall pay a charge equal to $25.77/kW-month (as amended from time to time) multiplied by the amount of load that Transmission Customer fails to curtail. Insofar as practicable, Transmission Provider and Transmission Customer shall protect, operate, and maintain their respective systems so as to avoid or minimize the likelihood of disturbances which might cause impairment of service on the system(s) of the other.

         (c) In the event a temporary voltage reduction is required because of any condition, Transmission Provider will notify Transmission Customer as far in advance as practicable of its plan to reduce voltage and the period for which such voltage reduction is believed to be required and Transmission Customer will, upon such notification, effect a similar true voltage reduction on its system during the same period. Transmission Customer will be notified immediately when a voltage reduction is planned to be terminated.

         (d) Transmission Customer shall maintain the capability to manually shed its Network Load that is comparable to the capability of Transmission Provider to manually shed the loads of its Native Load Customers. When manual load shedding is necessary, Transmission Provider shall notify Transmission Customer of the required action and Transmission Customer shall comply within ten (10) minutes. Transmission Provider shall require, on a non-discriminatory basis, manual load shedding for Transmission

                Customer's Network Load unless otherwise required by circumstances beyond the control of the Transmission Provider or Transmission Customer.

         (e) Prior to the date on which Transmission Customer serves any portion of its Network Load using Excluded Supplemental Capacity or Excluded Peaking Capacity under the I&O Agreement, the Parties shall agree on load shedding capabilities and procedures for that portion of Transmission Customer's Network Load.

         (f) Transmission Customer shall provide, operate and maintain in service automatic high-speed digital underfrequency load shedding equipment that has the capability, together with equipment installed by Transmission Provider, to disconnect Transmission Customer's Network Load in a manner that is comparable to Transmission Provider's automatic load shedding capability for its Native Load. Such automatic load shedding capability shall be established at frequency set points of 59.3 Hertz, 59.0 Hertz, and 58.5 Hertz, with no intentional time delay. The requirement to maintain automatic load shedding capability shall be phased in as agreed upon by Transmission Provider and Transmission Customer and shall be fully implemented by not later than January 1, 2002.

         (g) In the event Transmission Provider modifies the load shedding system, Transmission Customer shall, at its expense, make corresponding changes to its equipment and the setting of such equipment, as required.

         (h) Transmission Customer shall test and inspect its load shedding equipment not less than thirty (30) days prior to the occurrence of an event that requires modification of its load shedding capability as set out in this Article and thereafter shall conduct additional tests in accordance with Good Utility Practice. Transmission Provider may request other tests of the load shedding equipment upon reasonable notice. Transmission Customer shall provide Transmission Provider written reports of all load shedding tests.

6.      Operational Information

        Transmission Customer shall provide data needed for the safe and reliable operation of Transmission Customer's and Transmission Provider's Control Areas and to implement the provisions of the Tariff. Transmission Provider shall treat this information as confidential and shall not divulge it to its marketing personnel.

         (a) Transmission Customer shall provide by September 1st of each year Transmission Customer's Network Resource availability forecast (e.g., all planned resource outages, including off-line and on-line dates) for the following year for all Network Resources that are not dispatched by Transmission Provider. Such forecast shall be made in accordance with Good Utility Practice. Transmission Customer shall inform Transmission Provider, in a timely manner, of any changes to Transmission Customer's Network Resource availability forecast. In the event that Transmission

                Provider determines that such forecast cannot be accommodated due to a transmission constraint on its Transmission System, and such constraint may jeopardize the security of the Transmission System or adversely affect the economic operation of either Transmission Provider or a Firm Point-to-Point or Network Integration Transmission Customer, the provisions of Section 32 of the Tariff shall be implemented.


         (b) Transmission Customer shall provide, at least 36 hours in advance of every calendar day, Transmission Customer's best forecast of any planned outages of Transmission Customer's non-radial transmission facilities and outages of Network Resources other than those dispatched by Transmission Provider and other operating information that the Network Operating Committee deems appropriate. In the event that such planned outages cannot be accommodated due to a transmission constraint on Transmission Provider's Transmission System, the provisions of Section 33 of the Tariff shall be implemented.


7.      Network Planning

        In order for Transmission Provider to plan, on an ongoing basis, to meet Transmission Customer's requirements for Network Integration Transmission Service, Transmission Customer shall provide, by September 1st of each year, updated information (current year and 10-year projection) for Network Loads and Network Resources that are not dispatched by Transmission Provider, as well as any other information reasonably necessary to plan for Network Integration Service. This type of information is consistent with Transmission Provider's information requirements for planning to serve its Native Load Customers. The data will be provided in a format consistent with that used by Transmission Provider.

8.      Delivery Points

        8.1 Delivery Points. Transmission Provider and Transmission Customer, during the term of this Agreement, shall remain interconnected. Unless otherwise mutually agreed upon, Transmission Customer or its Members shall own, operate and maintain all facilities, except interconnection metering, on Transmission Customer's side of the delivery points and these facilities shall be operated and maintained in accordance with Good Utility Practice. Unless otherwise mutually agreed upon, Transmission Provider shall own, operate and maintain all facilities on Transmission Provider's side of the delivery points and all interconnection metering no matter where located. These facilities shall be operated and maintained in accordance with Good Utility Practice.

        8.2 Existing Delivery points. The Network Operating Committee shall from time to time modify the specifications to the Service Agreement to reflect the delivery points in service. All existing delivery points are defined as those points where electric power and energy are transferred as of the effective date of this Agreement from Transmission Provider's system to facilities owned by Transmission Customer or one of its members.

        8.3 Modifications to Delivery Points. Where modifications are suggested for delivery points the Network Operating Committee shall review the suggested modifications, allocate the costs of the changes between the Parties and, if necessary, establish a new point in the physical arrangement as the delivery point. If the change is mutually agreed upon or if the change is reasonably required for the giving or receiving of adequate service hereunder, the change will be made with each Party bearing its own costs. Otherwise, the Party requesting the change shall be fully responsible for the change and shall pay all costs incurred as the result of such change. Where a delivery point is discontinued, the costs of removal shall be paid for by the Party initiating the discontinuance.

        8.4 Future Delivery Points. The Network Operating Committee shall coordinate planning of future delivery points through the following procedure:
Transmission Customer shall determine its needs for future delivery points and shall give Transmission Provider as much advance notice of its needs as practicable. The Network Operating Committee shall review Transmission Customer's plans for reasonableness and consistency with Good Utility Practice. Transmission Provider may propose appropriate modifications to Transmission Customer's plans; however, Transmission Provider will not require unreasonable modifications to Transmission Customer's plans. It is the intent of the Parties that the number, capacity, and location of future delivery points will result from a planning process using Good Utility Practice and neither Party shall request changes or additions which would not be in accordance with this concept.

        In establishing all future delivery points Transmission Customer shall construct and bear the costs of those facilities necessary to effect interconnection at the point where Transmission Provider facilities exist or will exist at the time of the need for the interconnection. Future delivery points will be established at 115 kV or higher, except in those cases where the Network Operating Committee, consistent with Good Utility Practice, determines that service at lower voltage levels is appropriate and Transmission Provider shall not unreasonably withhold service at such lower voltage levels. The delivery point will be defined and established by the Network Operating Committee so that Transmission Provider will, except as noted below, provide and bear the costs of those facilities on the supply side of the delivery point including the necessary switching and protective equipment, and Transmission Customer will provide and bear the costs of those facilities on the load side of the delivery point including the necessary isolation switching devices and protective equipment, transformers and lines.

        When the need for the future delivery point described by Transmission Customer could, through Good Utility Practice, be satisfied through the modification and/or upgrading of Transmission Customer's existing facilities, but Transmission Customer still desires the future delivery point and Transmission Provider agrees to supply it, Transmission Customer shall bear the cost of whatever facilities may be required, including those facilities on the supply side of the delivery point.

        The Parties interpret the Tariff as not requiring System Impact Studies or Facilities Studies for new delivery points that result from normal load growth. If the Commission requires Transmission Provider to charge itself for studies in conjunction with new delivery points needed to accommodate Transmission Provider's normal load growth, Transmission Customer shall pay for studies in comparable circumstances in conjunction with its own requests for new delivery points.

        8.5 Characteristics of Electricity. Except as provided in Section 8.4, Transmission Provider will furnish at future delivery points three phase, 60 Hertz alternating current electricity at 115 kV or higher or at the nominal voltage level determined to be appropriate by the Network Operating Committee. Transmission Provider will continue to furnish at all existing delivery points three phase, 60 Hertz alternating current electricity at Transmission Provider's nominal voltage now being furnished as listed in Specifications to the Service Agreement. Transmission Provider shall operate its system so that Transmission Customer's voltage at each delivery point is within the range Transmission Provider would maintain for its own purpose.

        8.6 Access at Delivery Points. Transmission Customer and Transmission Provider will have the right of access at all delivery points and at all remote delivery point metering locations at reasonable times for the purposes of reading meters or installing, maintaining, changing or removing any property they own or for any other proper purpose. The handling of tape cartridges associated with tape metering at delivery points will be done only by the owner of the tape meters.

        8.7 Notification of System Changes. Transmission Customer shall notify Transmission Provider in advance, and Transmission Provider shall notify Transmission

Customer in advance, of any changes to be made in their respective systems which will affect the proper coordination of protective devices on the two systems. Transmission Customer and Transmission Provider shall each be responsible for selection, installation, adjustment and setting, and maintenance of their own control and protective equipment. In no case shall operation of this equipment by either Transmission Provider or Transmission Customer place a burden upon or cause avoidable interruptions to the other's system.

9.      Transfer of Power and Energy Through Other Systems

        In accord with regional practices, NERC requirements and the requirements of the Tariff, to the extent Transmission Provider and Transmission Customer's use of the Transmission System impacts other electric systems, Transmission Provider and Transmission Customer shall take actions to relieve constraints on third party systems as deemed necessary to the reliability and security of the third party system or the region.

10.     Notice

        Any notice or request made to or by either Party regarding this Network Operating Agreement shall be made to the representative of the other Party as follows:


Virginia Electric and Power Company               Old Dominion Electric Cooperative


        Manager Power Supply                      Dispatch Supervisor
        Virginia Electric and Power Company       Old Dominion Electric Cooperative
        5000 Dominion Boulevard                   4201 Dominion Boulevard
        Glen Allen, Virginia 23060                Glen Allen, Virginia 23060


                                      -18-
1 1.    Amendment

        Nothing contained herein shall be construed as affecting in any way Transmission Provider's right to unilaterally make application to the Federal Energy Regulatory Commission, or other regulatory agency having jurisdiction, for any change in this Network Operating Agreement and the Tariff under Section 205 of the Federal Power Act, or other applicable statute, and any rules and regulations promulgated thereunder; or Transmission Customer's right under the Federal Power Act and rules and regulations promulgated thereunder.

12.     Incorporation

        The Tariff and Service Agreement are incorporated herein and made a part hereof.

13.     Term

        The term of this Network Operating Agreement shall be concurrent with the term of the Service Agreement between the Parties.

14.     Network Operating Committee

        The Network Operating Committee shall be responsible for the coordination of the operating criteria established by this Network Operating Agreement including (i) operation and maintenance of equipment necessary for integrating Transmission Customer within Transmission Provider's Transmission System (including, but not limited to, remote terminal units, metering, communications and relaying equipment), (ii) transfer of data between Transmission Provider and Transmission Customer (including, but not limited to, operational characteristics of Network Resources not dispatched by

Transmission Provider, generation schedules for units outside Transmission Provider's Control Area, interchange schedules, unit output for redispatch required under Section 33 of the Tariff and voltage schedules), (iii) exchange of data on forecasted loads and resources necessary for long-term planning, (iv) coordination and implementation of modifications to delivery points and coordination of and planning for future delivery points in accordance with Good Utility Practice, and (v) resolution of any other technical and operational issues necessary for implementation of this Network Operating Agreement. Each member of the Network Operating Committee shall be fully authorized to act on behalf of its Party with respect to all matters contemplated in the Network Operating Agreement but will not be authorized to amend the Agreement. Transmission Provider's representative to the Network Operating Committee is the Manager Power Supply. Transmission Customer's representative to the Network Operating Committee is the Vice President Engineering and Operations.

        IN WITNESS WHEREOF, the Parties have caused this Network Operating Agreement to be executed by their respective authorized officials.

VIRGINIA ELECTRIC AND POWER COMPANY:

By:   /s/J.T. Rhodes
      --------------
Name: Dr. James T. Rhodes

Title: President and Chief Executive Officer

Date: July 29, 1997

OLD DOMINION ELECTRIC COOPERATIVE:

By:     /s/R. W. Watkins
        ----------------
Name:   R. W. Watkins

Title:  President and Chief Executive Officer

Date:   July 29, 1997